UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. 3)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

SMARTIRE SYSTEMS INC.
(Name of the Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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SMARTIRE SYSTEMS INC.
5781 Lee Boulevard
Suite 208, Box 243
Lehigh Acres, FL 33971 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

On August 4, 2009, we will hold our 2008 Annual and Special Meeting of Shareholders at the offices of Clark Wilson LLP, Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada. The meeting will begin at 9:00 a.m., Vancouver time.

At the meeting, the shareholders will be asked:

1.
To consider and, if deemed advisable, pass a special resolution, the full text of which is set forth in the accompanying Proxy Statement and Information Circular, to ratify the sale of our Tire Pressure Monitoring business, along with substantially all of our assets, pursuant to an Asset Purchase Agreement entered into between us and Bendix CVS Canada Inc. on December 4, 2008 (the “Asset Purchase Agreement”);

2.
To consider and, if deemed advisable, pass a special resolution, the full text of which is set forth in the accompanying Proxy Statement and Information Circular, to change the name of Smartire Systems Inc. (the “Company”) from Smartire Systems Inc. to TTC Technology Corp. or such other name as the directors of the Company may determine pursuant to the Asset Purchase Agreement;

3.	To set the number of directors at three (3);

4.	To elect directors to hold office until our next annual meeting or until their successors are elected or appointed;

5.
To appoint BDO Dunwoody LLP, Chartered Accountants, as the auditors of the Company for the fiscal year ending July 31, 2009 and to authorize the directors of  the Company to fix the remuneration to be paid to the auditors;

6.	To transact such further or other business as may properly come before the meeting and any adjournment or postponement thereof.

Your Board of Directors recommends that you vote in favor of the proposals outlined in this Notice of Annual and Special Meeting (“Notice of Meeting”) and in the attached Proxy Statement and Information Circular.

At the meeting, we will also report on our fiscal 2008 business results and other matters of interest to our shareholders. We will also place our financial statements together with the auditor’s report thereon for the fiscal year ended July 31, 2008 before the meeting. We are not asking our shareholders to approve such financial statements and the auditor’s report.

A Proxy Statement and Information Circular and proxy form accompany this Notice of Meeting.  These documents provide additional information relating to the matters to be dealt with at the meeting and form part of this Notice of Meeting.

Our share transfer books will not be closed but our Board of Directors has fixed June 5, 2009 as the record date for the determination of shareholders who will be entitled to notice of the meeting and to vote at the meeting and at any adjournment or postponement thereof.  Each registered shareholder at the close of business on that date is entitled to such notice and to vote at the meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

If you are unable to attend the meeting in person, please complete, sign and date the enclosed proxy form and return it in the enclosed return envelope provided for that purpose.  If you receive more than one proxy form because you own shares registered in different names or addresses, each proxy form should be completed and returned.  The completed proxy form must be received by Broadridge Financial Solutions, Inc. not later than 48 hours prior to the commencement of the meeting (or any adjournments thereof) at Proxy Services, Post Office Box 9111, Farmingdale, NY 11735-9543.

You may also vote your shares not later than 48 hours prior to the commencement of the meeting (or any adjournments thereof) through Broadridge Financial Solutions, Inc.’s Internet or Telephone Voting Services. Internet voting can be completed online at http://www.proxyvote.com. Telephone voting can be completed by calling 1-800-690-6903. If you choose to vote your shares through the Internet or Telephone Voting Services, you will be required to provide your confidential personal identification number (PIN) specified on the enclosed Proxy form.

The Chairman of the meeting has the discretion to accept proxies filed, or votes effected through the Internet or Telephone Voting Services, less than 48 hours prior to the commencement of the meeting (or any adjournments thereof).

Non-registered shareholders (who beneficially own shares held by a broker or other intermediary) may receive a voting instruction form or other authorization from their intermediary with the Proxy Statement and Information Circular. Non-registered shareholders should complete and return the voting instruction form or other authorization provided to them in accordance with the instructions provided therein.

Pursuant to section 238 of the British Columbia Business Corporations Act , registered shareholders will have the right to dissent in respect of the sale of our Tire Pressure Monitoring business, along with substantially all of our assets pursuant to the Asset Purchase Agreement (the “Sale of Business”) and be paid an amount equal to the fair value of the common shares of the Company determined as at the point in time immediately before the special resolution in respect of the Sale of Business is passed by the shareholders.  These dissent rights are described in the Proxy Statement and Information Circular under the heading “Dissenting Shareholders’ Rights”.   Failure to comply strictly with the dissent procedures described in the Proxy Statement and Information Circular may result in the loss or unavailability of any right of dissent.

DATED at Lehigh Acres, Florida 22nd day of June, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID A. DODGE
DAVID A. DODGE INTERIM CHIEF FINANCIAL OFFICER

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

SMARTIRE SYSTEMS INC.
5781 Lee Boulevard
Suite 208, Box 243
Lehigh Acres, FL 33971 USA

PROXY STATEMENT AND INFORMATION CIRCULAR

IN CONNECTION WITH THE ANNUAL AND SPECIAL MEETING TO BE HELD ON August 4, 2009

(As at June 22, 2009, except as otherwise indicated)

INTRODUCTION

This Proxy Statement and Information Circular is furnished to all of the shareholders of our company, SmarTire Systems Inc., in connection with the solicitation by the management of our company of proxies to be voted at the Annual and Special Meeting of Shareholders to be held at 9:00 a.m. (Vancouver time) on August 4, 2009, at the offices of Clark Wilson LLP, Suite 800, 885 West Georgia Street, Vancouver, British Columbia, Canada or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders (the “Notice of Meeting”).

References in this Proxy Statement and Information Circular to “shareholder” or “shareholders” are references to the holder or holders of record of shares of common stock without par value of our company. As used in this Proxy Statement and Information Circular, "we," "us," "our," "SmarTire," "the Company" and "our Company" refer to SmarTire Systems Inc. and our subsidiaries, unless the context otherwise requires.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Proxy Statement and Information Circular contains forward-looking statements. Forward-looking statements are projects of events, revenues, income, future economic performance or management’s plans and objectives for future operations. In some cases you can identify forward-looking statements by the use of terminology such as “may”, “should”, “anticipates”, “believes”, “expects”, “intends”, “forecasts”, “plans”, “future”, “strategy”, or words of similar meaning. Examples of forward-looking statements made in this Proxy Statement and Information Circular include statements about our future operations.

While these forward-looking statements and any assumptions upon which they are based are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this Proxy Statement and Information Circular. Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SUMMARY TERM SHEET

This summary term sheet highlights the material terms of the sale of our Tire Pressure Monitoring business, along with substantially all of our assets. We have included page references to direct you to more complete information which appears elsewhere in this Proxy Statement and Information Circular. This summary does not provide the complete information on the sale. For a more complete description of the sale, you should carefully read the entire Proxy Statement and Information Circular.

•
We sold our tire pressure monitoring business and related assets to Bendix CVS Canada Inc. for US$2,500,000, plus an earn-out with minimum payment of US$500,000. See Proposal 1 – Sale of Assets – Material Terms of Asset Sale on pages 11-13;

•	We keep the right to license two of the tire pressure monitoring patents that we developed before the transaction. See Proposal 1 – Sale of Assets – Material Terms of Asset Sale on pages 11-13.

•
After the transaction, our business consists solely of attempting to license these patents, and collecting amounts due under the earn-out, and we have no full-time employees and three part-time consultants.  See Proposal 1 – Sale of Assets – Our Business After the Asset Sale on pages 15-16.

•
Since the transaction was an asset sale, our shareholders before the transaction remain shareholders in the post-transaction entity.  See Proposal 1 – Sale of Assets – Shareholder Rights After the Asset Sale on page 15.

•
Bendix CVS did not acquire or assume our secured convertible debentures or convertible preferred stock, and as a result those obligations remain as an outstanding obligation of the post-transaction entity.  See Proposal 1 – Sale of Assets – Our Business After the Asset Sale on pages 15-16.

PROXIES AND VOTING RIGHTS

Management Solicitation

The solicitation of proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of our company.  We do not reimburse shareholders, nominees or agents for costs incurred in obtaining from the principals of such persons, authorization to execute forms of proxy; except that we have requested that brokers and nominees who hold stock in their respective names furnish this proxy material to their customers, and we will reimburse such brokers and nominees for their related out of pocket expenses.  No solicitation will be made by specifically engaged employees or soliciting agents.  The cost of solicitation will be borne by us.

This Proxy Statement and Information Circular and the accompanying proxy form (attached hereto as Appendix A) are being delivered to Canadian and United States intermediaries holding common shares of our company on behalf of another person or corporation, and are being mailed on or about June 15, 2009 to all registered shareholders as of the close of business on June 5, 2009.

Our address is 5781 Lee Boulevard, Suite 208, Box 243, Lehigh Acres, FL 33971, USA.

All references in this Proxy Statement and Information Circular to dollars or $ are to United States dollars, unless otherwise specified.

Appointment of Proxy

The persons named as proxyholders in the enclosed proxy form were designated by our directors.   A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR CORPORATION (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE PROXYHOLDER NAMED IN THE ENCLOSED PROXY FORM.  TO EXERCISE THIS RIGHT, THE SHAREHOLDER MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON, IN THE BLANK SPACE PROVIDED IN THE PROXY FORM.

In order to be voted, the completed proxy form must be received by Broadridge Financial Solutions, Inc. not later than 48 hours prior to the commencement of the meeting (or if adjourned or postponed, any reconvening thereof), at Proxy Services, Post Office Box 9111, Farmingdale, NY 11735-9543.  However, the Chairman of the meeting has the discretion to accept proxies filed less than 48 hours prior to the commencement of the meeting (or any adjournments thereof).

A proxy may not be valid unless it is dated and signed by the shareholder who is giving it or by that shareholder’s attorney-in-fact duly authorized by that shareholder in writing or, in the case of a corporation, dated and executed by any duly authorized officer of, or attorney-in-fact for, the corporation.  If a form of proxy is executed by an attorney-in-fact for an individual shareholder or joint shareholders or by an officer or attorney-in-fact for a corporate shareholder, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarized copy thereof, should accompany the proxy form.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that shareholder or by that shareholder’s attorney-in-fact authorized in writing or, where that shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, at any time up to and including the last business day preceding the day of the meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the meeting prior to the vote on matters covered by the proxy on the day of the meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law.  Also, a proxy will automatically be revoked by either (i) attendance at the meeting and participation in a poll (ballot) by a shareholder or (ii) submission of a subsequent proxy in accordance with the foregoing procedures.  A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Voting of Common Shares and Proxies and Exercise of Discretion by Designated Persons

A shareholder may indicate the manner in which the proxyholder is to vote with respect to a matter to be voted upon at the meeting by marking the appropriate space.  If the instructions as to voting indicated in the proxy are certain, the shares represented by the proxy will be voted or withheld from voting in accordance with the instructions given in the proxy.  If the shareholder specifies a choice in the proxy with respect to a matter to be acted upon, then the shares represented will be voted or withheld from the vote on that matter accordingly.  The shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

IN THE ABSENCE OF ANY INSTRUCTIONS, THE DESIGNATED PERSONS OR OTHER PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER’S VOTES ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to matters which may properly come before the meeting, including any amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting. At the date of this Proxy Statement and Information Circular, our management knew of no such amendments, variations, or other matters to come before the meeting.

No person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement and Information Circular in connection with the solicitation of proxies and, if given or made, such information or representations must not be relied upon as having been authorized by our company. The delivery of this Proxy Statement and Information Circular shall not create, under any circumstances, any implication that there has been no change in the information set forth herein since the date of this Proxy Statement and Information Circular. This Proxy Statement and Information Circular does not constitute the solicitation of a proxy by anyone in any jurisdiction in which such solicitation is not authorized or in which the person making such solicitation is not qualified to do so or to anyone to whom it is unlawful to make such offer or solicitation.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

The information set forth in this section is of significant importance to many of our shareholders, as a substantial number of our shareholders do not hold shares in their own name.   Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement and Information Circular as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on our records as the registered holders of shares of our common stock can be recognized and acted upon at the meeting.  If shares of our common stock are listed in an account statement provided to a shareholder by a broker, then in almost all cases those shares of our common stock will not be registered in the shareholder's name in our records.  These shares of common stock will more likely be registered under the names of the shareholder's broker or an agent of that broker.  In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators, the company has distributed copies of the Notice of Meeting, this Proxy Statement and Information Circular and the form of proxy to the intermediaries/brokers for onward distribution to beneficial shareholders.   Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders’ meetings.  Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their shares of our common stock are voted at the meeting.  The form of proxy supplied to a beneficial shareholder by his broker (or the agent of the broker) is similar to the form of proxy that we have provided to our registered shareholders.  However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder.  The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada).  Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial shareholders and request that the beneficial shareholders return the proxy forms to Broadridge.  Broadridge then tabulates the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at the meeting.   A beneficial shareholder receiving a Broadridge proxy cannot use that proxy to vote shares of our common stock directly at the meeting – the proxy must be returned to Broadridge, as the case may be, well in advance of the meeting in order to vote the shares.

Although a beneficial shareholder may not be recognized directly at the meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at the meeting as proxyholder for the registered shareholder and vote his shares in that capacity.  Beneficial shareholders who wish to attend at the meeting and indirectly vote their shares of common stock as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the meeting.

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at the meeting and vote his or her shares.

VOTING SECURITIES

Our authorized capital consists of an unlimited number of shares of common stock without par value and 100,000 shares of preferred stock without par value.  Our preferred stock is issuable in series.  As of June 22, 2009, there were  19,342,461,198 issued and outstanding shares of our common stock and 19,284 outstanding shares of our Class A 5% Preferred Stock.  Only registered holders of shares of our common stock on the record date are entitled to vote at the meeting.  The record date for determining the names of shareholders entitled to receive the Notice of Meeting and to vote at the meeting is the close of business on June 5, 2009.  A shareholder of record on the record date is entitled to one vote for each share of common stock held by that shareholder on June 5, 2009 on the proposals to be acted upon at the meeting and any other matter to come before the meeting.

VOTES NECESSARY TO PASS RESOLUTIONS

Shareholders personally present, being not less than two and who hold or represent by proxy in the aggregate not less than one-twentieth of our issued and outstanding shares that are entitled to vote, constitute a quorum.  All proposals, other than a special resolution, require the affirmative vote by a simple majority of the votes cast in respect of the resolution.  A special resolution requires the affirmative vote of not less than two-thirds of the votes cast in respect of the resolution.

In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding (“non-voted shares”) will be counted for determination of a quorum, but will not be counted as affirmative or negative on the matter to be voted upon.

Broker non-votes will be counted towards a quorum, but will not be counted as affirmative or negative on the matter to be voted upon. Broker non-votes occur when a nominee holding shares for a beneficial shareholder does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial shareholder. Brokerage firms have the authority to vote client’s shares on “routine” matters. When a brokerage firm votes its clients’ unvoted shares on routine matters, these shares are counted to determine if a quorum exists to conduct business at the meeting. A brokerage firm cannot vote clients’ unvoted shares on non-routine matters, which results in broker non-votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth specified information with respect to the beneficial ownership of shares of our common stock as of June 22, 2009 by:

•	each person or affiliated group which, to our knowledge, beneficially owns five percent (5%) or more of the outstanding common stock;

•	each of our directors;

•	each of the Named Executive Officers (as hereinafter defined); and

•	all of our directors and executive officers as a group.

Our calculation of the percentage of shares of our common stock that are beneficially owned are based on our having had 19,342,461,198 shares of our common stock issued and outstanding on June 22, 2009, together with options and warrants that are exercisable for shares of our common stock within 60 days from June 22, 2009 for each beneficial owner.  Under the rules of the United States Securities and Exchange Commission, beneficial ownership includes shares over which the named beneficial owner exercises voting control and or investment power.  Shares of our common stock that are subject to options or warrants that are currently exercisable or will become exercisable within 60 days from June 22, 2009 are deemed outstanding for computing the respective percentage ownership of each person holding the option or warrant, but are not deemed outstanding for purposes of computing the respective ownership percentage of any other person.  Unless otherwise indicated in the footnotes below, we believe that the persons and entities named in the tables have sole voting and investment power with respect to all shares beneficially owned, subject to applicable community property laws.

	Amount and
	Nature of
	Beneficial	Percentage
Name and Address of Beneficial Owner	Ownership (1)	of Class(1)

William Cronin (2)	2,362,246	*
Martin Gannon (3)	2,284,900	*
George O'Leary (4)	2,600,000	*
David Warkentin (5)	3,600,000	*
David Dodge (6)	—	*

Directors and Executive Officers as a Group (7)	10,847,146	*

YA Global Investments LP (formerly Cornell Capital Partners, L.P) (8)	220,207,542,985	91.93%

Staraim Enterprises Limited (9)	25,318,360,959	56.69%

Xentenial Holdings Limited (10)	194,528,937,243	90.96%

Starome Investments Limited (11)	325,806,386,442	94.40%

TAIB Bank B.S.C. (12)	7,530,389,897	28.02%

Certain Wealth, Ltd. (13)	488,848,116	2.47%

__________________

(1)
Based on 19,342,461,198 shares of our common stock issued and outstanding as of June 22, 2009. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as otherwise indicated, we believe that the beneficial owners of shares of our common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)
Beneficial ownership includes 87,246 shares and options to acquire up to 2,275,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 180 Concord Drive, Madison, CT, USA, 06443.

(3)
Beneficial ownership includes 9,900 shares and options to acquire up to 2,275,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 1275 Post Road, Fairfield, CT, USA, 06824.

(4)
Beneficial ownership includes 1,200,000 shares and warrants to acquire up to 1,400,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is c/o SKS Consulting, 950 Peninsula Corporate Circle, Suite 2018, Boca Raton, FL, USA, 33487.

(5)
Beneficial ownership includes options to acquire up to 3,600,000 shares of our common stock that are exercisable within sixty days.  Address of the referenced individual is 20580 Powell Avenue, Maple Ridge, BC, Canada, V2X 3G1.

(6)	Address of the referenced individual is 9027 Prosperity Way, Ft. Myers, FL, USA, 33913.

(7)	Includes 1,297,146 shares, and options and warrants to acquire up to 9,550,000 shares of our common stock that are exercisable within 60 days.

(8)
The total number of shares of our common stock owned by YA Global Investments LP (formerly Cornell Capital Partners, LP) includes 13,315,450,000 shares owned directly, plus: (i) 308,544,000 shares of our common stock that could be issued upon the conversion of $3,085,440 5% series A convertible preferred shares, (ii) 51,700,783 shares of our common stock that could be issued upon the conversion of a 5% convertible debenture issued by our company with a principal balance remaining of $1,420,000 owed as at June 22, 2009 that matured unpaid on June 30, 2008, (iii) 25,314,198,459 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,415,400 and interest of $609,736 owed as at June 22, 2009, (iv) 122,711,077,226 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $8,000,000 and interest of $2,716,886 owed as at June 22, 2009 that matured unpaid on June 23 2008, (v) 27,739,017,466 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,800,000 and interest of $419,121 owed as at June 22, 2009, (vi) 22,665,214,555 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,500,000 and interest of $313,217 owed as at June 22, 2009, (vii) 1,398,903,082 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $96,500 and interest of $15,412 owed as at June 22, 2009, (viii) 6,190,681,164 shares of our common stock that could be issued upon the conversion of a 12% convertible debenture issued by our company with a principal balance remaining of $422,000 and interest of $73,254 owed as at June 22, 2009, (ix) 4,162,500 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Staraim Enterprises Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (x) 16,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (xi) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring November 30, 2012 at an exercise price of $0.0298 per share, (xii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring January 18, 2013 at an exercise price of $0.0298 per share, and (xiii) 41,925,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring August 20, 2013 at an exercise price of $0.0298 per share. The convertible debentures and the share purchase warrants each contain a contractual restriction on beneficial share ownership that limits YA Global Investments LP and its affiliates, in the aggregate to beneficial ownership at any one time of 4.9% of our outstanding shares if each instrument is not in default. All instruments held by YA Global Investments and its affiliates are currently in default, and as a result such limitation may be waived by YA Global Investments and its affiliates without notice to the Company.  Because Staraim Enterprises Limited and Xentenial Holdings Limited are wholly owned by YA Global Investments LP, YA Global Investments LP is deemed to beneficially own all shares of our common stock held by them. Yorkville Advisors, the general partner of YA Global Investments LP, may also be deemed to beneficially own the securities of our company that are owned by YA Global Investments LP. Mark A. Angelo, the founder and President of YA Global Investments LP, has sole voting and dispositive power over the securities of our company that are beneficially owned by each of YA Global Investments LP, Xentenial Holdings Limited and Staraim Enterprises Limited.  The address of YA Global Investments LP is 101 Hudson Street, Suite 3606, Jersey City, NJ, USA, 07302.

(9)
 The total number of shares of our common stock beneficially owned by Staraim Enterprises Limited includes (i) 25,314,198,459 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,415,400 and interest of $609,736 owed as at June 22, 2009 that matured unpaid on June 23 2008, and (ii) 4,162,500 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Staraim Enterprises Limited expiring June 22, 2010 at an exercise price of $0.0298 per share.  The convertible debenture and the share purchase warrants each contain a contractual restriction on beneficial share ownership that limits Staraim Enterprises Limited to beneficial ownership, at any one time, of 4.9% of our outstanding shares if each instrument is not in default.  All instruments held by Staraim Enterprises Limited are currently in default, and as a result such limitation may be waived by Staraim Enterprises Limited without notice to the Company.  These shares of our common stock are held by either Staraim Enterprises Limited, a Cyprus company, or its wholly-owned subsidiary, Staraim Enterprises Limited, a New Brunswick corporation.  YA Global Investments owns all of the issued and outstanding securities of Staraim Enterprises Limited, and has voting and dispositive authority over all of the shares of common stock of our company that are owned by Staraim Enterprises Limited. Mark A. Angelo, the founder and President of YA Global Investments LP, is deemed to control YA Global Investments LP and therefore is deemed to be the beneficial owner of the securities of our company that are held by Staraim Enterprises Limited.  Mark Angelo disclaims beneficial ownership of these shares.  The address of Staraim Enterprises Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(10)
The total number of shares of our common stock beneficially owned by Xentenial Holdings Limited includes 13,315,450,000 shares owned directly, plus: (i) 122,711,077,226 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $8,000,000 and interest of $2,716,886 owed as at June 22, 2009 that matured unpaid on June 23 2008, (ii) 27,739,017,466 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,800,000 and interest of $419,121 owed as at June 22, 2009, (iii) 22,665,214,555 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $1,500,000 and interest of $313,217 owed as at June 22, 2009, (iv) 1,398,903,082 shares of our common stock that could be issued upon the conversion of a 10% convertible debenture issued by our company with a principal balance remaining of $96,500 and interest of $15,412 owed as at June 22, 2009, (v) 6,190,681,164 shares of our common stock that could be issued upon the conversion of a 12% convertible debenture issued by our company with a principal balance remaining of $422,000 and interest of $73,254 owed as at June 22, 2009, (vi) 16,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring June 22, 2010 at an exercise price of $0.0298 per share, (vii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring November 30, 2012 at an exercise price of $0.0298 per share, (vii) 225,000,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring January 18, 2013 at an exercise price of $0.0298 per share, and (ix) 41,925,000 shares of our common stock that could be issued upon the exercise of common share purchase warrants issued to Xentenial Holdings Limited expiring August 20, 2013 at an exercise price of $0.0298 per share.  The convertible debentures and the stock purchase warrants contain contractual restrictions on beneficial share ownership limiting Xentenial Holdings Limited's beneficial ownership to 4.9% of our outstanding shares of common stock except upon providing us with not less than 65 days prior notice if each instrument is not in default.  All instruments held by Xentenial Holdings Limited are currently in default, and as a result such limitation may be waived by Xentenial Holdings Limited without notice to the Company. The shares shown and the shares proposed to be sold are held directly by either Xentenial Holdings Limited, a Cyprus company, and/or its wholly-owned subsidiary, Xentenial Holdings Limited, a New Brunswick corporation.  All of the issued and outstanding securities of Xentenial Holdings Limited are owned by YA Global Investments LP, and YA Global Investments LP is therefore deemed to have voting and dispositive authority over the shares of our company owned by Xentenial Holdings Limited.  Mark A. Angelo, the founder and President of YA Global Investments LP, is deemed to control YA Global Investments LP and therefore is deemed to be the beneficial owner of the securities of our company that are held by Xentenial Holdings Limited.  Mark Angelo disclaims beneficial ownership of these shares.  The address of Xentenial Holdings Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(11)
The total number of shares of our common stock beneficially owned by Starome Investments Limited includes: (i) 325,806,386,442 shares of our common stock that could be issued upon the conversion of the 10% convertible debenture issued by our company with a remaining principal amount of $19,202,198 and interest of $6,858,979 owed as at June 22, 2009, that matured unpaid on June 23, 2008, and (ii) 41,668,750 shares of our common stock that could be issued upon the exercise of common share purchase warrants expiring June 22, 2010 at an exercise price of $0.0298 per share. The convertible debenture and the common share purchase warrants each contain contractual restrictions on beneficial share ownership limiting Starome Investments Limited's beneficial ownership to 4.9% unless Starome Investments Limited waives such limitation by providing us with 65 day notice if each instrument is not in default.  All instruments held by Starome Investments Limited are currently in default, and as a result such limitation may be waived by Starome Investments Limited without notice to the Company.  The 10% convertible debenture and the share purchase warrants are held directly by either Starome Investments Limited, a Cyprus company, and/or its wholly-owned subsidiary, Starome Investments Limited, a New Brunswick corporation.  Prentice Capital Management, L.P. serves as investment manager to a number of investment funds (including Prentice Capital Partners, LP, Prentice Capital Partners GP, LP and Prentice Capital Offshore, Ltd.) and manages investments for certain entities in managed accounts with respect to which it has voting and dispositive authority over 100% of the shares of Starome Investments Limited. Michael Zimmerman is the Managing Member of (a) Prentice Management GP, LLC, the general partner of Prentice Capital Management and (b) Prentice Capital GP, LLC, the general partner of certain investment funds.  As such, he is deemed to control Prentice Capital Management and certain of the investment funds and therefore may be deemed to be the beneficial owner of the securities of our company that are held by Starome Investments Limited. Each of Michael Zimmerman and Prentice Capital Management disclaims beneficial ownership of these securities of our company.  The address of Starome Investments Limited is Athalassas 47, 2nd Floor, Office 202, Strovlos, PC 2012, Nicosia, Cyprus.

(12)
The total number of shares of our common stock beneficially owned by TAIB Bank B.S.C. includes 7,530,389,897 shares of our common stock that could be issued upon the conversion of the remaining balance of $439,650 of the 10% convertible debenture issued by our Company and interest of $162,781 owed at June 22, 2009 that matured unpaid on October 31, 2008. This debenture contains contractual restrictions on beneficial share ownership limiting TAIB Bank B.S.C.’s beneficial ownership to 4.99% unless TAIB Bank B.S.C. waives such limitation. This debenture is currently in default, and as a result such limitation may be waived by TAIB Bank B.S.C. without notice to the Company.  TAIB Bank, B.S.C. has authorized Larry Chaleff to exercise dispositive powers with respect to the shares offered by TAIB Bank, B.S.C. Mr. Chaleff disclaims beneficial ownership of the shares offered by TAIB Bank, B.S.C.  The address of TAIB Bank, B.S.C. is 450 Park Avenue, Suite 1902, New York, NY, USA, 10022.

(13)
The total number of shares of our common stock beneficially owned by Certain Wealth, Ltd. includes 488,848,116 shares of our common stock that could be issued upon the conversion of the remaining balance of $15,650 of the 10% convertible debenture issued by our Company and interest of $23,458 owed at June 22, 2009 that matured unpaid on October 31, 2008. This debenture contains contractual restrictions on beneficial share ownership limiting Certain Wealth, Ltd.’s beneficial ownership to 4.99% unless Certain Wealth, Ltd. waives such limitation. This debenture is currently in default, and as a result such limitation may be waived by Certain Wealth, Ltd. without notice to the Company.  Certain Wealth, Ltd. has authorized Larry Chaleff to exercise dispositive powers with respect to the shares offered by Certain Wealth , Ltd. Mr. Chaleff disclaims beneficial ownership of the shares offered by Certain Wealth, Ltd.  The address of Certain Wealth, Ltd. is 450 Park Avenue, Suite 1902, New York, NY, USA, 10022.

Change in Control

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450,000 of the Company’s common shares as follows:

	Face	Accrued	Total	Shares
	Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Converted	Converted	Converted	Conversion
January 17, 2008	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	$74,000	$7,347	$81,347	1,016,837,500
June 20, 2008	$269,000	$16,007	$285,007	3,562,587,500
August 1, 2008	$152,500	$6,969	$159,469	1,993,362,500
August 15, 2008	$100,000	$4,110	$104,110	1,301,375,000
	$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 (included as Exhibit 10.97 to our Form 10-KSB/A filed on March 3, 2009) completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders. A copy of the Voting Arrangement Agreement is filed with the Securities and Exchange Commission on www.sec.gov.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP. YA Global Investments LP and its affiliated companies have the sole discretion to convert the principals or interests of the convertible debentures and they have no obligation to our company to convert any additional principal or interest of the convertible debentures.

As of June 22, 2009, there are no arrangements or understanding with Xentenial Holdings Limited and its associates with respect to the election of directors of the Company.  There are also no arrangements known to the Company, the operation of which may at a subsequent date result in a change of control of the Company.

PROPOSAL 1

SALE OF ASSETS

Until December 11, 2008, we developed, subcontracted our manufacturing, and marketed technically advanced tire pressure monitoring systems that monitor tire pressure and tire temperature in a wide range of vehicles.  On December 11, 2008, we completed the sale of substantially all of this business (the “Asset Sale”), comprising substantially all of our assets and certain of our liabilities, to Bendix CVS Canada Inc. pursuant to an asset purchase agreement dated December 4, 2008 (the “Asset Purchase Agreement”).

The Asset Purchase Agreement requires us to hold a special meeting of the shareholders for the purpose of passing a special resolution to ratify the sale, or if we are unable to obtain, after using our best efforts to do so, such shareholder ratification of the sale, we are required to use all reasonable commercial efforts to obtain an order of the British Columbia Supreme Court declaring that the sale is for valuable consideration to the buyer who is dealing with our company in good faith.

Section 301(1) of the Business Corporations Act (British Columbia) (the “Act”) provides that a company must not sell, lease or otherwise dispose of all of its undertaking unless (a) it does so in the ordinary course of its business, or (b) it has been authorized to do so by a special resolution. However, Section 301(3) of the Act provides that a disposition of all or substantially all of the undertaking of a company is not invalid merely because the company contravenes Section 301(1) of the Act, if the disposition is (a) for valuable consideration to a person who is dealing with the company in good faith, or (b) ratified by a special resolution.

Therefore, we are asking our shareholders to ratify the sale pursuant to Section 301(3) of the Act. If we are unable to obtain, after using our best efforts to do so, such shareholder ratification of the sale, we intend to use all reasonable commercial efforts to obtain an order of the British Columbia Supreme Court pursuant to the Asset Purchase Agreement.

Material Terms of Asset Sale

The material terms of the Asset Purchase Agreement are summarized below. The summary is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed with the Securities and Exchange Commission on www.sec.gov.  You are urged to read the Asset Purchase Agreement carefully and in its entirety.

The followings are the material terms of the agreements relating to the Asset Sale:

•
The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of tire pressure monitoring system sales made or license fees received by the buyer during that period, with a minimum earn-out of $500,000, of which $250,000 was due on March 1, 2009 (this payment has not been received as of the date of this filing but is expected to be received shortly thereafter), and $250,000 is payable by March 1, 2010.  YA Global Investments LP, Xentenial Holdings Limited, Staraim Enterprises Limited, and Starome Investments Limited (collectively, the “Debtholders”) will receive all of these proceeds as a result of their position as secured creditors of our company.

•
The earn-out is based on future revenues generated by the buyer from the tire pressure monitoring system business, and any amounts earned by our company above the minimum earn-out are payable to us from the buyer on an annual basis for a period of five years.  Amounts due from the buyer to us pursuant to the earn-out provision shall be equal to (a) 10% of sales of tire pressure monitoring products generated by the buyer (net of returns, allowances, freight, and duties) between $2,000,000 and $10,000,000 in any given earn-out year, plus (b) 15% sales of tire pressure monitoring products generated by the buyer (net of returns, allowances, freight, and duties) that exceeds $10,000,000 in any given earn-out year.  The first earn-out year begins on December 11, 2008 and ends on December 11, 2009.  New earn-out years thereafter begin on December 11, 2009 and for each year after until five full earn-out years have been completed.  Amounts due under the earn-out are payable from the buyer to us within 45 days of the end of each earn-out period.  Our sales of $3,140,413 for our last fiscal year ended July 31, 2008 exceeded the minimum sales called for by the earn-out, and would have equated to an earn-out of approximately $114,000 under this formula.

•
The initial cash payment of $2,500,000 is being held in escrow, pursuant to the terms of an escrow agreement amongst us and the buyer, until the earlier of the following events: (i) the transaction is ratified by our shareholders, (ii) the British Columbia Supreme Court issues an order declaring that the disposition of our assets is for valuable consideration to the buyer who are dealing with us in good faith, or (iii) the second anniversary of the transaction.

•	In connection with the Asset Purchase Agreement, the Debtholders each consented to and released their security interest in the assets contemplated by the Asset Purchase Agreement.

•
Pursuant to the terms of the Asset Purchase Agreement, we collaterally assigned, and granted a security interest in, the rights to all payments due to us under the Asset Purchase Agreement, including any amounts paid under the earn-out, to the Debtholders.

•
The assets sold consisted of lease agreements, inventory, capital assets, accounts receivable, certain contracts, permits, intellectual property rights including technical drawings and specifications, goodwill, books and records, and prepaid assets.

•	We retain the right to receive future earn-out payments due, as well as the right to proceed with litigation in respect of prior infringements of our U.S. Patent Nos. 5,231,872 and 5,335,540.

•
Our assets after the transaction consist of cash, restricted cash, payments receivable pursuant to the earn-out clause of the Asset Purchase Agreement, and prepaid assets relating to insurance policies still in effect to our benefit.  As of January 31, 2009, our asset consisted of (i) approximately $18,000 unrestricted cash on hand, (ii) restricted cash of approximately $2,639,000 consisting of sale price of our assets held in escrow pursuant to the terms of the Asset Purchase Agreement, as well as the balance of funds advanced pursuant to the bridge not which are to be used for designated post-closing expenses, (iii)  $500,000 payments receivable pursuant to the earn-out, and (iv) prepaid insurance assets of approximately $90,000.  We believe book value of these assets approximates fair value.

•
We retain certain operating liabilities and all of the liabilities and obligations with respect to the convertible debt and the shares of our convertible preferred stock that were outstanding prior to the Asset Sale.  Liabilities retained by us at closing included (i) approximately $1.6 million of trade accounts payable and accrued liabilities related primarily to corporate costs, director fees, and discontinued vendors not related directly to the operation of the tire pressure monitoring business ($1.6 million as of January 31, 2009), (ii) approximately $44.1 million of principal and accrued interest on secured convertible debentures on which the company has defaulted ($43.4 million as of January 31, 2009), (iii) approximately $3.7 million of face value and accumulated dividends on convertible preferred stock on which the company has defaulted ($3.7 million as of January 31, 2009), and (iv) approximately $0.8 million payable pursuant to the bridge note.  Secured convertible debentures and convertible preferred stock are carried at their full face value as a result of the default.  We believe book value of our liabilities approximates fair value.

•
Because all of our assets were subject to a pre-existing grant of security in favor of the holders of outstanding debt in the aggregate amount of approximately $44,150,000, we entered into a Liquidation Agreement (included as Exhibit 10.96 to our Form 10-KSB/A filed on March 3, 2009) with YA Global Investments, L.P., Xentenial Holdings Limited, Staraim Enterprises Limited and Starome Investments Limited pursuant to which we (a) acknowledged our debt to the lenders in the aggregate amount of approximately $44,150,000, (b) assured the lenders that we had no offsets, claims or counterclaims against any of them, (c) ratified all of the loan documents pursuant to which we had borrowed the money owed and acknowledged that they, and the documents granting security for repayment of the loans, were in full force and effect, and (d) agreed to adhere to a projected budget and wind-down plan (included as Exhibit 10.1 to our Form 10-Q filed on May 28, 2009) during the period from closing through December 31, 2009.  A copy of the liquidation agreement is filed with the Securities and Exchange Commission on www.sec.gov

•
The post-closing budget designated in the liquidation agreement calls for expenditures from closing through December 31, 2009 in the amount of $953,341 related to (a) severance costs incurred at closing, (b) preparation, printing and mailing of this proxy statement, (c) costs to complete the audit of our financial statements for the year ended July 31, 2008, (d) contractor costs to perform accounting, administrative and patent licensing functions, and (e) legal and administrative costs associated with the acquisition and post-sale operations.

•
The Wind-down Plan stipulates that (a) we will complete the audit and file a corresponding form 10-KSB for fiscal year ended July 31, 2008 no later than December 31, 2008, (b) we will file this proxy statement and information circular to attempt to secure shareholder approval of the asset sale, (c) our current board shall remain in place until such shareholder meeting is held, (d) David Warkentin shall resign as Chief Executive Officer at closing, but retain his position as director and assist on a contract basis with patent and administrative issues, (e) David Dodge shall continue as CFO until the special meeting of shareholders completed, (f) we will file our 2008 tax returns, and (g) we will pursue licensing and/or litigation relating to patent rights retained by SmarTire.

•
At closing of the Asset Sale, YA Global Investments LP funded $762,532 in the form of a Bridge Note (included as Exhibit 10.98 to our Form 10-KSB/A filed on March 3, 2009) with an annual interest rate of 14%, to be used to pay specified post-closing administrative items.  The bridge note is to be repaid from any future earnings of the Company. A copy of the bridge note is filed with the Securities and Exchange Commission on www.sec.gov

•	We agreed that we would change our name to TTC Technology Corp., and a proposal to do so is included in this Proxy Statement and Information Circular.

Reasons for the Asset Sale

At a meeting of our Board of Directors on August 8, 2008, management presented to our Board of Directors an analysis of our business and financial conditions. After considering management’s presentation, our Board of Directors considered the following factors, among others, in arriving at its decision to approve the sale of the assets of our company:

•
Lack of prospects for revenue growth – A number of initiatives had been taken in an effort to increase revenues, particularly with respect to Dana Corporation (our then marketing partner for the commercial vehicle market in North America, Australia and New Zealand). There were also a number of new potential OEM (original equipment manufacturer) customers, however, it would have taken at least 12 months to generate revenues from those customers and some of the OEM customers indicated that they would not be willing to undertake supply agreements because of our financial condition. Other sales and marketing initiatives have not been possible due to lack of funding;

•
Lack of funding from our lenders – Our lenders were unwilling to continue to fund our business operations. Furthermore, management believed that even if our lenders had been willing to provide further funding, we could not continue to survive with the level of funding experienced during the 2008 calendar year as sales and marketing and R&D efforts needed to be increased in order to grow and be competitive;

•	Lack of other funding – Management advised that the debt load and stock price of our company made it extremely unlikely that additional sources of funding could be found;

•
Timing of the sale – Management advised that we were in a unique situation in that there were at least three parties interested in purchasing our assets. One party was a competitor that was looking to upgrade its product portfolio as it had fallen behind, while another had decided to enter the market and was looking to buy rather than develop its own products due to the long marketing cycle.  Management had extensive discussions with the two potential buyers other than Bendix CVS, including (i) providing in depth due diligence materials on our business and financial position, and (ii) discussions of potential purchase price range.  Management advised our Board of Directors that if these potential buyers did not acquire our assets at the time, they would become our competitors in the future. A decision not to sell would create a significantly more competitive landscape for our company; and

•
Value received – Our Board of Directors considered whether the process would ensure that we were receiving the greatest value for our assets. Management stated that we employed two outside consultants, to assist with the process of seeking out multiple potential buyers and creating an auction situation. No reports, opinions, or appraisals were provided by these consultants.  Management stated that the process was undertaken and continued over a five month period with significant due diligence efforts by all potential buyers.  Management also stated that, based on discussions with potential buyers, it was highly likely that any sale consideration would be paid in cash and that buyers would not assume any of the Company’s debt obligations.  The consideration being discussed and negotiated with the potential buyers ranged from a minimum of $3,000,000 guaranteed cash consideration to unlimited consideration based on future performance of the business under the ownership of the buyer pursuant to an earn-out mechanism.  Potential amounts projected to be received pursuant to any earn-out mechanism were based on internal projections and ranged from $500,000 minimum guaranteed payments to approximately $23,000,000 over a five-year period. The top end of the projected potential range of receipts was based on projected annual sales of the TPMS products by the buyer of approximately $80,000,000 by 2013.  Our sales of $3,140,413 for our last fiscal year ended July 31, 2008 would have equated to an earn-out of approximately $114,000 under this formula.  In order to reach the sales targets required to achieve the top end of the projected potential range of earn-out receipts, the buyer would have to increase annual sales to nearly 25 times the rate which we were able to achieve.  To do so, the buyer would have to penetrate the international commercial vehicle market, which we were unable to achieve.  When evaluating potential buyers, we considered the potential ability of each buyer to penetrate this market.  While the actual amounts earned pursuant to the earn-out will not be known until earn-out years are completed, the likelihood that actual earn-out receipts will approach the top end of the range is fairly low, especially considering the global recession and its negative impact on sales of new automobiles.  The critical elements of each consideration package considered by the Board of Directors, and negotiated by management with the potential buyers, were (i) amount of guaranteed cash to be received, (ii) amount of potential future consideration under any earn-out mechanism, (iii) each buyer’s ability to deliver future revenue and earnings from the business, and (iv) whether we would retain the rights to generate revenue from patent licensing.

After discussion of the various issues, our Board of Directors agreed that:

•	If we decided to seek additional funding sufficient to operate and grow the business we would probably not be successful;

•	Prospects for our revenue growth in time to permit our company to become self sufficient were poor, especially with the levels of funding at the time;

•	The timing was correct for the sale based upon the economic and competitive climate;

•	The process undertaken for the sale was exhaustive and would ensure best value received for the sale;

•
Potential buyers were legitimate companies with the ability to make the purchase and understood the value of our intellectual property and other assets, and such potential buyers would not require outside financing to complete the transaction; and

•	If our company were not sold, it was likely that our only course of action was bankruptcy.

Therefore, our Board of Directors determined that the proposed sale would be fair to and in the best interest of our shareholders, and the directors unanimously approved the sale of the assets of our company.

At a meeting of our Board of Directors on October 12, 2008, management presented an update on events regarding the sale process that led to the negotiation of the final term sheet from Bendix CVS Canada Inc. Management reported that, after going through the due diligence process with all three potential buyers, the deal team decided that Bendix had the only firm offer and that we should negotiate the best possible terms and accept. This conclusion was based primarily on management’s analysis and comparison of the estimated value expected to be received from each of the potential buyers, including upfront payments and payments potentially due pursuant to any earn-out mechanisms.  In doing so, management and the board considered each party’s ability to take the TPMS products to market and thus deliver under an earn-out mechanism.

Management then entered into final negotiations of the deal terms with Bendix, including (a) the amount of the purchase price, including cash due at closing and amounts payable under the earn-out, (b) transfer of employees from SmarTire to Bendix, (c) transfer of assets and liabilities and net book value adjustment, and (d) exclusivity and timing of the transaction.  The final term sheet was agreed upon on October 10, 2008. Then management presented its comments on the term sheet to our Board of Directors. Our Board of Directors discussed management’s comments and agreed that:

•	After an exhaustive due diligence negotiation period that the offer from Bendix was the only option left for us to consider;

•	The sale process was handled in a manner that generated the best possible offer for our company; and

•	The timing was critical as the economic climate was deteriorating and any delays would jeopardize a sale.

Therefore, our Board of Directors unanimously voted to accept the Bendix offer and move to complete the asset purchase with Bendix as soon as possible. In reaching its conclusion to recommend that investors vote for this proposal, the Board of Directors used a range of potential purchase price consideration to be received under terms of the Asset Purchase Agreement, with the minimum purchase price being $3,000,000 (upfront cash plus minimum earn-out).  A range of additional expected purchase prices payable pursuant to the earn-out mechanism were projected using internally generated forecast models for a fully-funded debt-free operation, and ranged from $500,000 minimum guaranteed payments to approximately $23,000,000 over a five-year period using best-case assumptions.  The actual purchase price will not be known until completion of the five-year earn-out period, since amounts to be paid are based on future results of operations of Bendix.  The Board of Directors unanimously voted to accept the Bendix offer, and also is recommending that shareholders vote for this proposal, despite the fact that the guaranteed purchase price falls at the bottom of the range presented, because the Board of Directors believes that the Bendix offer presents the best combination of upfront cash, and realizable earn-out amounts based on the buyer’s ability to deliver sales of the acquired products.  The Board of Directors concluded that, while we may have been able to negotiate for slightly more guaranteed cash consideration, this would have decreased the projected total consideration by reducing amounts potentially received pursuant to an earn-out.  The Board of Directors believes that the Bendix offer provides the highest expected combined purchase price of all the offers received.

The foregoing summary of the information and factors considered by our Board of Directors is not intended to be exhaustive of the factors considered by our Board of Directors in reaching its conclusion and making its recommendation, but does include the material information, factors and analysis considered by our Board of Directors in reaching its conclusion and recommendation. Our Board of Directors evaluated the various factors summarized above in light of its own knowledge of the business and the industry, financial condition and prospects of our company. The conclusion and unanimous recommendation of our Board of Directors was made after considering all of the information and factors involved.

Change in Control

Pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval by the Company’s shareholders of the Asset Sale.  Accordingly, on December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, elected to convert $987,500 face value and $77,736 accrued interest, relating to five separate convertible debentures held by Xentenial Holdings Limited, into our common shares.  In response we issued 13,315,450,000 shares of our common stock.  After the conversion, we had 19,342,461,198 common shares outstanding, of which Xentenial was the holder of 13,315,450,000, or 68.8%, of our total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.

Shareholder Rights after the Asset Sale

Holders of shares of our common stock prior to completion of the Asset Sale still hold the same number of shares after the Asset Sale.  Holders of shares of our common stock will not receive any cash distribution or common shares or other securities of the buyer as a result of the transaction.  All of the proceeds from the transaction have been collaterally assigned to the Debtholders, to the extent that those proceeds satisfy our obligations to the Debtholders, which as of December 11, 2008 were approximately $44,150,000.  There were no changes to the voting or other rights of our common shares as a result of the Asset Sale, with the exception of the change in control described herein.  On December 17, 2008, our common stock was delisted from the OTCBB and began trading on the Pink Sheets due to delinquent SEC filings.  We do not expect to become current with our SEC filings at any point in the foreseeable future, as we were unable to secure funds in our post-closing operational budget for such items.

Our Business After the Asset Sale

Following the sale of our tire pressure monitoring system business, we terminated nine employees and paid severance related to such terminations totaling approximately $370,000.  The remaining former employees of our Company were hired by Bendix CVS Canada Inc.  After the completion of the Asset Sale and the termination of all of our employees and consultants effective December 11, 2008, we engaged three people to provide our company with administrative and executive services on a part-time basis.  All three of these people were previously consultants to/employed by our company in similar capacities prior to the sale of our tire pressure monitoring system business.

Assets retained by us after the sale consist of cash and prepaid assets relating to insurance policies still in effect to our benefit.  Immediately prior to completion of the Asset Sale, we had approximately $12,000 cash on hand (before $762,532 advanced pursuant to the bridge note funded immediately after closing, which was used to pay designated closing and post-closing expenses), and the book value of prepaid insurance assets was $118,000.  As of January 31, 2009, our gross restricted and unrestricted cash balances were $2,657,495, of which $2,500,000 represents purchase price held in escrow, $139,482 represents the balance of funds advanced pursuant to the bridge not which are to be used for designated post-closing expenses, and $18,013 is unrestricted cash.  As of January 31, 2009, the book value of our prepaid assets was approximately $90,000.

Liabilities retained by us at closing included (i) approximately $1.6 million of trade accounts payable and accrued liabilities related primarily to corporate costs, director fees, and discontinued vendors not related directly to the operation of the tire pressure monitoring business ($1.6 million as of January 31, 2009), (ii) approximately $44.1 million of principal and accrued interest on secured convertible debentures on which the company has defaulted ($43.4 million as of January 31, 2009), (iii) approximately $3.7 million of face value and accumulated dividends on convertible preferred stock on which the company has defaulted ($3.7 million as of January 31, 2009), and (iv) approximately $0.8 million payable pursuant to the bridge note.  Secured convertible debentures and convertible preferred stock are carried at their full face value as a result of the default.  We believe book value of our assets and liabilities approximates fair value.

Subsequent to the asset sale, our sole business has been to pursue litigation in respect of prior infringements of our U.S. Patent Nos. 5,231,872 and 5,335,540.  These patents relate to a proprietary method and apparatus for measuring and transmitting tire pressure and temperature data that was used in our tire pressure monitoring products before the asset sale.  We have licensed these patents on two separate occasions: (a) on February 20, 2008, we entered into a Confidential Settlement and License Agreement with Continental Automotive Systems US, Inc. (formerly Siemens VDO Automotive Corp.) pursuant to which we received net proceeds of $1,500,000 after payment of litigation related fees and withholding taxes, from which we paid approximately $300,000 in litigation-related expenses, and (b) on August 21, 2008, we entered into a Confidential Settlement and License Agreement with Schrader-Bridgeport International, Inc., pursuant to which we received net proceeds of approximately $1.5 million after payment of litigation-related fees and expenses.  We anticipate that this will continue to be our sole business for the foreseeable future.  We do not expect that cash flow generated from patent licensing will be sufficient to satisfy our outstanding liabilities and fund our ongoing operating expenses.

In connection with the asset sale, we agreed to adhere to a projected budget and wind down plan during the period from closing through December 31, 2009.

The post-closing budget calls for expenditures from closing through December 31, 2009 in the amount of $953,341 related to (a) severance costs incurred at closing, (b) preparation, printing and mailing of this proxy statement, (c) costs to complete the audit of our financial statements for the year ended July 31, 2008, (d) contractor costs to perform accounting, administrative and patent licensing functions, and (e) legal and administrative costs associated with the acquisition and post-sale operations.

The Wind-down Plan stipulates that (a) we will complete the audit and file a corresponding form 10-KSB for fiscal year ended July 31, 2008 no later than December 31, 2008, (b) we will file this proxy statement and information circular to attempt to secure shareholder approval of the asset sale, (c) our current board shall remain in place until such shareholder meeting is held, (d) David Warkentin shall resign as Chief Executive Officer at closing, but retain his position as director and assist on a contract basis with patent and administrative issues, (e) David Dodge shall continue as CFO until the special meeting of shareholders completed, (f) we will file our 2008 tax returns, and (g) we will pursue licensing and/or litigation relating to patent rights retained by SmarTire.

Financial Statements

Our unaudited pro forma consolidated financial statements giving effect to the Asset Sale for the years ended July 31, 2008 and 2007 and nine months ended April 30, 2009 and 2008 are set forth below. The following unaudited pro forma consolidated financial statements should be read in conjunction with our audited financial statements for the years ended July 31, 2008 and 2007 and unaudited interim financial statements for the periods ended April 30, 2009 and 2008, which follow our unaudited pro forma consolidated financial statements set forth below.

Pro Forma Financial Information

Notes to Unaudited Pro Forma Financial Statements

1.  Basis of Presentation

Summary of Transaction

On December 11, 2008, the Company completed the sale of its TPMS Business, along with substantially all of its assets and certain of its liabilities, to Bendix Commercial Vehicle Systems LLC.  The Company retains the right to receive future earn-out payments due pursuant to the Asset Sale, as well as to litigate certain of SmarTire’s tire pressure monitoring related patents.  The Company also retains certain operating liabilities and all of the convertible debt and convertible preferred stock that was outstanding prior to the Asset Sale.  The material terms of the Asset Sale were as follows:

•
The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of tire pressure monitoring system sales made or license fees received by the Buyer during that period, with a minimum earn-out of $500,000, of which $250,000 was due on March 1, 2009 (this payment has not been received as of the date of this filing but is expected to be received shortly thereafter), and $250,000 is payable by March 1, 2010.

•
The earn-out is based on future revenues generated by the Buyer from the TPMS Business, and any amounts earned by the Company above the minimum earn-out are payable to us from the Buyer on an annual basis for a period of five years.  Amounts due from the Buyer to us pursuant to the earn-out provision shall be equal to (a) 10% of sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) between $2,000,000 and $10,000,000 in any given earn-out year, plus (b) 15% sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) that exceeds $10,000,000 in any given earn-out year.  The first earn-out year begins on December 11, 2008 and ends on December 11, 2009.  New earn-out years thereafter begin on December 11, 2009 and for each year after until five full earn-out years have been completed.

•	The Company retains the right to license two of the tire pressure monitoring patents that we developed before the Asset Sale.

•
The Buyer did not acquire or assume our secured convertible debentures or convertible preferred stock, and as a result those obligations remain as an outstanding obligation of the Company. The Company also retained approximately $1.2 million in trade liabilities that were not transferred to the Buyer.

•
After the transaction, the Company’s business consists solely of attempting to license these patents, and collecting amounts due under the earn-out, and we have no full-time employees and three part-time consultants.

Presentation

The historical results of operations of the TPMS Business are included as continuing operations in the Company’s consolidated statement of operations for the years ended July 31, 2008, as reported on form 10-KSB, from August 1, 2007 through July 31, 2008.

The historical results of operations of the TPMS Business are included as continuing operations in the Company’s consolidated statement of operations for the years ended July 31, 2007, as reported on form 10-KSB, from August 1, 2006 through July 31, 2007.

The unaudited pro forma statement of operations for the year ended July 31, 2008 gives effect to the Asset Sale as if it had occurred as of August 1, 2007.

The unaudited pro forma statement of operations for the year ended July 31, 2007 gives effect to the Asset Sale as if it had occurred as of August 1, 2006.

Because the Company’s published historical income statement for the nine months ended April 30, 2009 and 2008, as reported on form 10-Q,  reflects the results of the TPMS Business as discontinued operations for the entire nine month periods ended April 30, 2009 and 2008, a pro forma statement of operations is not required to be presented for these periods.

The Asset Sale occurred on December 11, 2008, and as a result is already reflected in the Company’s most recently published historical balance sheet, which is as of April 30, 2009.  Accordingly, no pro forma balance sheet is required to be presented herein.

The unaudited pro forma combined financial statements have been prepared by the management of the Company without audit, pursuant to the rules and regulations of the United States Securities and Exchange Commission.  Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.  However, the management of the Company believes that the disclosures are adequate to make the information not misleading.

The pro forma adjustments are based on currently available information and upon estimates and assumptions that we believe are reasonable under the circumstances.  The unaudited pro forma financial data do not purport to represent what the Company’s financial position or results of operations would actually have been if such transactions had occurred on those dates and are not necessarily representative of the Company’s financial position or results of operations for any future period.  The unaudited pro forma financial statements should be read in conjunction with the separate historical financial statements and footnotes of the Company included in Form 10-KSB for the year ended July 31, 2008 and in Form 10-Q for the three and nine months ended April 30, 2009.

2.  Preliminary Price Allocation

A final determination of the allocation of the sale of the assets and liabilities related to the TPMS Business has not been made.  The allocation reflected in the unaudited pro forma combined financial statements is based on management’s best judgment and estimate of the accounting treatment of the transaction, and should be considered preliminary.  The final allocation could differ materially from the pro forma allocation included herein.

3.  Pro forma Net Loss Per Share

The pro forma basic and dilutive net loss per share are based on the historical weighted average number of shares of the Company’s common stock outstanding for the periods shown.  No shares were issued in connection with the Asset Sale.  Dilutive shares are not included in the computation of pro forma dilutive net loss per share as their effect would be anti-dilutive.

SMARTIRE SYSTEMS INC.
Unaudited Pro Forma Combined Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Year ended July 31, 2008

	(A)	(B)
		Pro Forma	Pro Forma
	As reported	Adjustments	Consolidated

Revenue	$3,140,413	(3,140,413)	$-
Cost of goods sold	2,723,431	(2,723,431)	-
	416,982	(416,982)	-

Expenses:
Depreciation and amortization	254,805	(254,805)	-
Engineering, research and development	1,730,013	(1,730,013)	-
General and administrative	2,648,429	(971,976)	1,676,453
Marketing	765,655	(765,655)	-
	5,398,902	(3,722,449)	1,676,453

Loss from operations	(4,981,920)	3,305,467	(1,676,453)

Other earnings (expenses):
Other income - settlement from lawsuit	1,500,000	-	1,500,000
Interest income	9,524	-	9,524
Interest and financing expense	(27,902,197)	-	(27,902,197)
Foreign exchange gain	122,224	7,512	129,736
	(26,270,449)	7,512	(26,262,937)

Loss from continuing operations	$(31,252,369)	3,312,979	$(27,939,390)

Weighted average number of common shares used in
the computation of basic and diluted loss per share	2,188,573,411	-	2,188,573,411

Basic and diluted loss per share	$(0.01)		$(0.01)

Description of Pro Forma Adjustments
(A) -	"As reported" results are derived from SmarTire's audited financial statements for the year ended July 31, 2008, as published in Form 10-KSB.

(B) -
Pro forma adjustments are to remove the operations of the TPMS Business for the period from August 1, 2007 to July 31, 2008.  For the purposes of this pro forma statement of operations, the following assumptions were made (i) all revenue, cost of goods sold, depreciation and amortization, engineering research and development, and marketing expenses relate 100% to the operations of the TPMS Business; (ii) general and administrative expenses related to normal operations of the TPMS business are removed from the pro forma consolidated operations, and all public company and post-operational expenses are assumed to relate to the ongoing operations of SmarTire; (iii) income from settlement of lawsuits relates to the continuing operations of SmarTire, because SmarTire retains the rights to license its patents after the Asset Sale; (iv) interest income, and interest and financing expense relate to the ongoing operations of SmarTire due to the fact that the Company retained all of its cash assets, as well as all of its convertible debt instruments to which these charges relate; and (v) foreign exchange gains related to convertible debt instruments and director fees are reflected in the pro forma consolidated results of operations.

SMARTIRE SYSTEMS INC.
Unaudited Pro Forma Combined Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Year ended July 31, 2007

	(A)	(B)
		Pro Forma	Pro Forma
	As reported	Adjustments	Consolidated

Revenue	$3,661,821	(3,661,821)	$-
Cost of goods sold	2,675,465	(2,675,465)	-
	986,356	(986,356)	-

Expenses:
Depreciation and amortization	445,700	(445,700)	-
Engineering, research and development	2,734,148	(2,734,148)	-
General and administrative	2,922,461	(1,641,426)	1,281,035
Marketing	1,642,384	(1,642,384)	-
	7,744,693	(6,463,658)	1,281,035

Loss from operations	(6,758,337)	5,477,302	(1,281,035)

Other earnings (expenses):
Interest income	31,286	-	31,286
Interest and financing expense	(12,115,066)	-	(12,115,066)
Unrealized loss on derivative instruments	(1,030,415)	-	(1,030,415)
Foreign exchange gain loss	250,724	(91,330)	159,394
	(12,863,471)	(91,330)	(12,954,801)

Loss from continuing operations	$(19,621,808)	5,385,972	$(14,235,836)

Weighted average number of common shares used in
the computation of basic and diluted loss per share	344,399,602	-	344,399,602

Basic and diluted loss per share from continuing operations	$(0.06)		$(0.04)

Description of Pro Forma Adjustments
(A) -	"As reported" results are derived from SmarTire's audited financial statements for the year ended July 31, 2007, as published in Form 10-KSB

(B) -
Pro forma adjustments are to remove the operations of the TPMS Business for the period from August 1, 2006 to July 31, 2007.  For the purposes of this pro forma statement of operations, the following assumptions were made (i) all revenue, cost of goods sold, depreciation and amortization, engineering research and development, and marketing expenses relate 100% to the operations of the TPMS Business; (ii) general and administrative expenses related to normal operations of the TPMS business are removed from the pro forma consolidated operations, and all public company and post-operational expenses are assumed to relate to the ongoing operations of SmarTire; (iii) income from settlement of lawsuits relates to the continuing operations of SmarTire, because SmarTire retains the rights to license its patents after the Asset Sale; (iv) interest income, and interest and financing expense relate to the ongoing operations of SmarTire due to the fact that the Company retained all of its cash assets, as well as all of its convertible debt instruments to which these charges relate; and (v) foreign exchange gains related to convertible debt instruments and director fees are reflected in the pro forma consolidated results of operations.

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders of
SmarTire Systems Inc.

We have audited the consolidated balance sheets of SmarTire Systems Inc. as at July 31, 2008 and 2007, and the consolidated statements of operations, comprehensive loss, capital deficit and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as at July 31, 2008 and 2007 and the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles in the United States..

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Company had an accumulated deficit of $156,048,743 and a working capital deficiency of $47,894,130.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ BDO Dunwoody LLP

Chartered Accountants

Vancouver, Canada
December 19, 2008

SMARTIRE SYSTEMS INC.
Consolidated Balance Sheets
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

July 31, 2008 and 2007

	July 31,	July 31,
	2008	2007

ASSETS

Current assets:
Cash and cash equivalents	$27,057	$350,018
Receivables, net of allowance for doubtful accounts
of $10,000 (July 31, 2007 - $18,657)	406,334	505,581
Inventory (note 5)	1,561,147	1,591,230
Prepaid expenses	102,547	138,890
	2,097,085	2,585,719

Property and equipment (note 6)	591,225	799,540

Deferred financing costs (note 13)	-	947,945

	$2,688,310	$4,333,204

LIABILITIES AND CAPITAL DEFICIT

Current liabilities:
Accounts payable and accrued liabilities (note 8)	$2,970,809	$1,748,855
Current portion of convertible debentures (note 9)	35,068,398	11,134,533
Current portion of preferred shares, subject to mandatory redemption (note 11)	3,604,470	-
Current portion of accrued interest on convertible debentures, payable in shares (note 9(c) to (i))	8,347,538	4,741,414
	49,991,215	17,624,802

Convertible debentures (note 9)	-	1,828,575
Accrued interest on convertible debentures, payable in shares (note 9)	-	194,588

Preferred shares, subject to mandatory redemption (note 11)	-	3,449,776

Capital deficit:
Share capital (note 12)
Common shares, without par value:
Unlimited shares authorized
5,907,011,198 shares issued and outstanding (July 31, 2007 - 463,336,271)	73,632,963	71,033,916
Additional paid-in capital	34,210,776	34,081,226
Accumulated deficit	(156,048,743)	(124,796,374)
Accumulated other comprehensive income	902,099	916,695
	(47,302,905)	(18,764,537)

	$2,688,310	$4,333,204
Going concern (note 2)
Commitments and contingencies (note 19)
Subsequent events (note 21)
See accompanying notes to consolidated financial statements.

Approved on behalf of Board:

/s/ Martin Gannon	/s/ William Cronin
Martin Gannon, Director	William Cronin, Director

SMARTIRE SYSTEMS INC.
Consolidated Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

	2008	2007

Revenue (note 20)	$3,140,413	$3,661,821

Cost of goods sold	2,723,431	2,675,465
	416,982	986,356

Expenses:
Depreciation and amortization	254,805	445,700
Engineering, research and development	1,730,013	2,734,148
General and administrative	2,648,429	2,922,461
Marketing	765,655	1,642,384
	5,398,902	7,744,693

Loss from operations	(4,981,920)	(6,758,337)

Other earnings (expenses):
Other income - settlement from lawsuit (note 19)	1,500,000	-
Interest income	9,524	31,286
Interest and financing expense (note 14)	(27,902,197)	(12,115,066)
Unrealized loss on derivative instruments (note 10)	-	(1,030,415)
Foreign exchange gain loss	122,224	250,724
	(26,270,449)	(12,863,471)

Loss for the year	(31,252,369)	(19,621,808)

Accrued dividends and accretion on preferred shares (note 11)	(154,694)	(3,737,888)

Loss available to common stockholders	$(31,407,063)	$(23,359,696)

Basic and diluted loss per share	$(0.01)	$(0.07)

Weighted average number of common shares used in
the computation of basic and diluted loss per share (note 18)	2,188,573,411	344,399,602
See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007
	2008	2007

Loss for the year	$(31,252,369)	$(19,621,808)
Translation adjustment	(14,596)	(45,836)

Comprehensive loss for the year	$(31,266,965)	$(19,667,644)
See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Capital Deficit
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

	Common Shares			Additional	Accumulated	Accumulated
	Shares	Amount		paid-in	deficit	other
				capital		comprehensive	Capital
						income	deficit
		$		$	$	$	$

Balance as at July 31, 2006	311,610,656		68,049,577	6,929,818	(103,967,579)	962,531	(28,025,653)

Exercise of stock options for cash (note 12 (d))	4,050,000		182,250	(60,750)	-	-	121,500
Conversion of preferred shares into common shares (note 11)	77,024,000		1,540,480	(770,240)	-	-	770,240
Conversion of convertible debentures into common shares (note 9)	53,341,141		906,196	(312,544)	-	-	593,652
Stock-based compensation and warrant repricing (notes 9 (c), 12 (d)-(e))	-		-	1,157,589	-	-	1,157,589
Intrinsic value of beneficial conversion feature (note 9)	-		-	2,084,574	-	-	2,084,574
Change in accounting policy (note 4)	-		-	28,494,782	(1,206,987)	-	27,287,795
Accrued dividends and accretion on preferred shares (note 11)	-		-	(3,737,888)	-	-	(3,737,888)
Incremental beneficial conversion feature adjustment (note 9)	-		-	295,885	-	-	295,885
Shares issued for services and settlement of debt (notes 12 (f)-(g))	17,310,474		355,413	-	-	-	355,413
Loss for the period	-		-	-	(19,621,808)	-	(19,621,808)
Translation adjustment	-		-	-	-	(45,836)	(45,836)

Balance as at July 31, 2007	463,336,271		71,033,916	34,081,226	(124,796,374)	916,695	(18,764,537)

Conversion of convertible debentures into common shares (note 9)	5,440,970,115		2,581,617	(875,167)	-	-	1,706,450
Stock-based compensation (note 12 (c))	-		-	159,380	-	-	159,380
Issuance of warrants for services (note 12(e))	-		-	1,907	-	-	1,907
Intrinsic value of beneficial conversion feature (note 9)	-		-	790,935	-	-	790,935
Issuance of warrants in conjunction with convertible debentures (note 9)	-		-	207,189	-	-	207,189
Accrued dividends and accretion on preferred shares (note 11)	-		-	(154,694)	-	-	(154,694)
Shares issued for services and settlement of debt (notes 12 (f)-(g))	2,704,812		17,430	-	-	-	17,430
Loss for the period	-		-	-	(31,252,369)	-	(31,252,369)
Translation adjustment	-		-	-	-	(14,596)	(14,596)
Balance as at July 31, 2008	5,907,011,198		73,632,963	34,210,776	(156,048,743)	902,099	(47,302,905)

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Cash Flows
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Years ended July 31, 2008 and 2007

	2008	2007
Cash provided (used for):
Operating activities:
Loss for the year	$(31,252,369)	$(19,621,808)
Items not affecting cash:
Depreciation and amortization	254,805	445,700
Unrealized loss on derivative instruments	-	1,030,415
Non-cash interest and finance charges	27,775,103	12,028,029
Stock-compensation expense	159,380	681,879
Reprice of stock options	-	22,658
Issuance of common shares and warrants for services received	4,617	16,677
Issuance of common shares as partial consideration of debt	14,720	341,788
Changes in non-cash working capital:
Receivables	116,391	103,669
Inventory	91,661	621,349
Prepaid expenses	41,073	57,778
Accounts payable and accrued liabilities	1,044,607	(508,194)

Net cash used in operating activities	(1,750,012)	(4,780,060)

Investing activities:
Purchase of property and equipment	(11,192)	(346,579)

Net cash used in investing activities	(11,192)	(346,579)

Financing activities:
Cash received on exercise of stock options	-	121,500
Proceeds from convertible debentures (note 9)	1,603,500	4,150,000
Financing costs (note 9)	(200,500)	(681,398)

Net cash provided by financing activities	1,403,000	3,590,102

Effect of exchange rate difference on cash and cash equivalents	35,243	(101,865)

Net decrease in cash and cash equivalents	(322,961)	(1,638,402)

Cash and cash equivalents, beginning of year	350,018	1,988,420

Cash and cash equivalents, end of year	$27,057	$350,018

Supplementary information:
Interest and finance charges paid	$42,785	$43,497
Non-cash investing and financing activities:
Conversion of preferred shares to common shares	-	770,240
Conversion of convertible debentures to common shares (note 9)	1,706,450	593,652
Issuance of warrants for services rendered	1,907	-
Issuance of common shares for services and partial consideration to settle debt	17,430	355,413
Proceeds of convertible debentures allocated to warrants	207,189	-

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

1.    Operations:

Prior to December 11, 2008, the Company and its subsidiaries developed and marketed products incorporating wireless data transmission and processing technologies, primarily for the automotive and transportation industries. The Company's primary product was a wireless tire monitoring system which it marketed for use on trucks, buses, off the road vehicles, recreational vehicles, buses and other pneumatic tire applications.

On December 11, 2008, the Company completed the sale of its tire pressure monitoring system business, along with substantially all of our assets and certain of our liabilities (the “Asset Sale”), to Bendix Commercial Vehicle Systems LLC, a wholly-owned subsidiary of Knorr-Bremse AG (the “Buyer”).  The Company retains the right to receive future earn-out payments due pursuant to the Asset Sale, as well as to litigate certain of SmarTire’s tire pressure monitoring related patents.  The Company also retains certain operating liabilities and all of the convertible debt and convertible preferred stock that was outstanding prior to the Asset Sale (refer to note 21 for additional details).

2.     Going Concern:

The Company has incurred recurring operating losses and has an accumulated deficit of $156,048,743 and a working capital deficiency of $47,894,130, of which $47,020,406 is potentially convertible into shares of common stock of the Company, subject to certain restrictions as described in note 9(j) as at July 31, 2008. During the year ended July 31, 2008, the Company used cash of $1,761,204 (2007 - $5,126,639) in operating and investing activities. During fiscal 2008, the Company realized gross proceeds of $1,403,000 (2007 - $3,590,102) from financing activities.

The ability of the Company to continue as a going concern is in substantial doubt, and subsequent to the Asset Sale is dependent on several factors, including (i) the amount of future sales achieved by the Buyer in the tire pressure monitoring  business, which directly impacts amounts to be received by the Company pursuant to the terms of the asset sale, (ii) the amount of future revenues achieved by the Company from patent litigation, (iii) the ability of the Company to restructure its liabilities and debt obligations, and (iv) the ability of the Company to raise any additional funds required to remain as a going concern. The outcome of these matters cannot be predicted at this time. There can be no assurance that the Company will be successful in achieving any of these objectives.

These consolidated financial statements have been prepared on the going concern basis which assumes that adequate sources of financing will be obtained as required and that the Company's assets will be realized and liabilities settled in the ordinary course of business. Accordingly, these consolidated financial statements do not include any adjustments related to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

3.     Significant accounting policies:

(a)
Basis of presentation:

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, SmarTire USA Inc., SmarTire Europe Limited, and SmarTire Technologies Inc. All inter-company balances and transactions have been eliminated.

(b)	Research and development costs: Research and development costs are expensed as incurred. Equipment used in research and development is capitalized only if it has an alternative future use.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.     Significant accounting policies (continued):

(c)	Cash and cash equivalents: Cash and cash equivalents includes investments in short-term investments with a term to maturity when acquired of 90 days or less.

(d)
Inventory:

Inventory of raw materials is recorded at the lower of cost, determined on a first-in, first-out basis, and net realizable value. Inventory of finished goods and work-in progress are recorded at the lower of average cost and net realizable value. Average cost is determined using the weighted-average method and includes invoice cost, duties and freight where applicable plus direct labour applied to the product and an applicable share of manufacturing overhead. A provision for obsolescence for slow moving inventory items is estimated by management based on historical and expected future sales and is included in cost of goods sold.

(e)
Property and equipment:

Property and equipment are recorded at cost. Depreciation of computer hardware and software and office and shop equipment is provided for on the declining balance basis at 30% per annum. Leasehold improvements are depreciated over the lesser of their useful lives or the term of the lease.

(f)
Deferred financing costs:

Deferred financing costs include cash payments made by the Company in conjunction with various financing instruments and placements. The fees associated with the convertible debentures are amortized over the respective terms of the convertible debentures.  For the year ended July 31, 2008, the Company has charged $947,945 (2007 – $972,059) to the statement of operations as interest and financing expense.

(g)
Other assets:

Other assets include the license to manufacture and sell tire monitoring systems to the original equipment vehicle manufacturers (note 7). Other assets are recorded at cost and are being amortized over five years on a straight-line basis.

(h)
Impairment of long-lived assets:

The Company monitors the recoverability of long-lived assets, based on estimates using factors such as expected future asset utilization, business climate and future undiscounted cash flows expected to result from the use of the related assets or to be realized on sale. The Company recognizes an impairment loss if the projected undiscounted future cash flows are less than the carrying amount. The amount of the impairment charge, if any, is measured equal to the excess of the carrying value over the expected future cash flows discounted using the Company's average cost of funds.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.	Significant accounting policies (continued):

(i)       Revenue recognition:

The Company recognizes revenue when there is persuasive evidence of an arrangement, goods are shipped and title passes, collection is probable, and the fee is fixed or determinable. Provisions are established for estimated product returns and warranty costs at the time the revenue is recognized. The Company records deferred revenue when cash is received in advance of the revenue recognition criteria being met.

(j)        Loss per share:

Basic loss per share computations are based on the weighted average number of shares outstanding during the year. If in a period the Company has outstanding dilutive stock options and warrants, diluted loss per share is calculated using the treasury stock method.

(k)       Income taxes:

The Company accounts for income taxes in accordance with the asset and liability method. Under this method, deferred income taxes are recognized for the future income tax consequences attributable to differences between the financial statement carrying amounts and their respective income tax bases and for loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in income in the period of enactment. Deferred income tax assets are evaluated and if their realization is not considered to be "more likely than not", a valuation allowance is provided.

(l)        Warranty costs:

The Company accrues warranty costs upon the recognition of related revenue, based on its best estimates, with reference to past experience. See note 19(b).

(m)      Foreign currency translation:

The Company's functional or primary operating currency is the Canadian dollar. The Company's financial statements are prepared in Canadian dollars before translating to the US dollar reporting currency. The Company translates transactions in currencies other than the Canadian dollar at the exchange rate in effect on the transaction date. Monetary assets and liabilities denominated in a currency other than the Canadian dollar are translated at the exchange rates in effect at the balance sheet date. The resulting exchange gains and losses are recognized in earnings.

Amounts reported in Canadian dollars have been translated into US dollars as follows: assets and liabilities are translated into US dollars at the rate of exchange in effect at the balance sheet date and revenue and expense items are translated at the average rates for the period. Unrealized gains and losses resulting from the translation into the reporting currency are accumulated in accumulated other comprehensive income, a separate component of capital deficit.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.	Significant accounting policies (continued):

(n)      Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management at the date of the financial statements to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant areas requiring the use of estimates include estimating allowance for doubtful accounts, estimating the net realizable value of inventory, the future cash flows for assessing the net recoverable amount of long-lived assets, stock-based compensation, product returns and accrued liabilities. Actual results may differ from those estimates.

(o)       Advertising and Marketing costs:

The Company charges advertising costs to expense as incurred.  Advertising expenses are separately disclosed on the income statement as marketing expenses.  The Company did not have any deferred advertising costs as at July 31, 2008 or 2007.

(p)       Fair value of financial assets and liabilities:

Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents, receivables, accounts payable and accrued liabilities, approximate their fair value due to their short maturities. It was not practicable to estimate the fair value of the convertible debentures and the redeemable preferred shares, as they are not publicly traded or quoted and an active and liquid market does not exist for investments with similar terms, risks and other features. These instruments are convertible into the Company's common shares that currently trade in a limited volume relative to the number of shares that are issued and outstanding. The underlying value of the Company is dependent on future sales, income and product development that are, at least in part, outside of the Company's control. The existence of doubt about the Company's ability to continue as a going concern results in uncertainty about the future, and certain of the instruments are held by related parties. Information as to the terms, including the determination of carrying values, interest rates and maturity dates are set out in notes 9 and 11.

(q)       Comprehensive income:

Under SFAS 130, Reporting Comprehensive Income, the Company is required to report comprehensive income, which includes net loss as well as changes in equity from non-owner sources. The other changes in equity included in comprehensive income for the periods presented comprise the foreign currency cumulative translation adjustments as disclosed in the Consolidated Statement of Comprehensive Loss.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.      Significant accounting policies (continued):

 (r)      Accounting for uncertainty in income taxes:

In July 2006, the Financial Accounting Standards Board issued FIN 48. This interpretation prescribes a recognition threshold and measurement attribute for tax positions taken or expected to be taken in a tax return. This interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The evaluation of a tax position in accordance with this interpretation is a two-step process. In the first step, recognition, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The second step addresses measurement of a tax position that meets the more-likely-than-not criteria. The tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, b) a reduction in a deferred tax asset or an increase in a deferred tax liability or c) both a and b. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be de-recognized in the first subsequent financial reporting period in which that threshold is no longer met. Use of a valuation allowance as described in FAS No. 109 is not an appropriate substitute for the de-recognition of a tax position. The requirement to assess the need for a valuation allowance for deferred tax assets based on sufficiency of future taxable income is unchanged by this interpretation. This Interpretation is effective for fiscal years beginning after December 15, 2006.  The Company adopted the provisions of FIN48 on August 1, 2007.  The adoption did not have an impact on the consolidated financial statements during the year ended July 31, 2008.

(s)       Stock based compensation:

The Company adopted Statement of Financial Accounting Standards No. 123R, “Accounting for Stock Based Compensation” (“FAS 123R”) using the modified prospective method on August 1, 2006.  Under this application, the Company is required to recognize compensation expense, based on the fair value of the awards, for all awards granted after the date of adoption and for the unvested portion of previously granted awards that remain outstanding at the date of adoption.  In accordance with FAS 123R for employees, compensation expense is amortized on a straight-line basis over the requisite service period which approximates the vesting period.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.     Significant accounting policies (continued):

(s)       Stock based compensation (continued):

Stock options granted to non-employees were accounted for in accordance with Statement of Financial Accounting Standards No. 123, “Accounting for Stock Based Compensation” (“FAS 123”) and EITF No. 96-18, “Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services” and were measured at the fair value of the options as determined by an option pricing model on the measurement date and compensation expense is amortized over the vesting period, or if none exists, over the service period.  Compensation expense for unvested options to non-employees is revalued at each balance sheet date and is being amortized over the vesting period of the options.

With the adoption of FAS 123R, the Company has elected to use the Black-Scholes option pricing model to determine the fair value of stock options granted. The company has estimated the fair value of option awards to employees and non-employees for the years ended July 31, 2008 and 2007 using the assumptions more fully described in note 12(c).

(t)        Recent accounting pronouncements:

In February 2006, FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an Amendment of FASB Statements No. 133 and 140.”  Among other matters, the SFAS No. 155 permits the election of fair value measurement for certain hybrid financial instruments that would otherwise require bifurcation under Statement 133, “Accounting for Derivative Instruments and Hedging Activities.”  These hybrid financial instruments would include both assets and liabilities.  SFAS No. 155 is effective for fiscal years beginning after September 15, 2006.   There was no material effect to the Company’s consolidated financial statements resulting from the adoption of SFAS 155.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.  The provisions of FAS 157 are effective fiscal years beginning after November 15, 2007.  The Company will adopt this pronouncement for its fiscal year beginning August 1, 2008.  Adoption is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007 the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115.” The statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company will adopt this pronouncement for its fiscal year beginning August 1, 2008.  Adoption is not expected to have a material impact on the Company’s consolidated financial statements.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

3.	Significant accounting policies (continued):

(t)	Recent accounting pronouncements (continued):

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 160, Non controlling Interests In Consolidated Financial Statements – an amendment to ARB No.51 (“SFAS No. 160”).  This standard Amends ARB 51 to establish accounting and reporting standards for a non-controlling interest in a subsidiary and for deconsolidation of a subsidiary. This standard applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. This standard may not be applied before that date. The Company is currently evaluating the impact of this statement.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The new standard also improves transparency about the location and amounts of derivative instruments in an entity’s financial statements; how derivative instruments and related hedged items are accounted for under Statement 133; and how derivative instruments and related hedged items affect its financial position, financial performance, and cash flows. FASB Statement No. 161 achieves these improvements by requiring disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. It also provides more information about an entity’s liquidity by requiring disclosure of derivative features that are credit risk–related. Finally, it requires cross-referencing within footnotes to enable financial statement users to locate important. Based on current conditions, the Company does not expect the adoption of SFAS 161 to have a significant impact on the Company’s financial statements.

In May 2008, FASB issued SFASB No.162, “The Hierarchy of Generally Accepted Accounting Principles.” The pronouncement mandates the GAAP hierarchy reside in the accounting literature as opposed to the audit literature. This has the practical impact of elevating FASB Statements of Financial Accounting Concepts in the GAAP hierarchy. This pronouncement will become effective 60 days following SEC approval. The Company does not believe this pronouncement will impact the Company’s financial statements.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

4.	Change in Accounting Policy

In December 2006, the Financial Accounting Standards Board (“FASB”) issued a FASB Staff Position Emerging Issues Task Force (“EITF”) Issue No. 00-19-2, “Accounting for Registration Payment Arrangements” (“FSP No. EITF 00-19-2”), which addresses an issuer’s accounting for registration payment arrangements.  FSP No. EITF 00-19-2 specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with FASB Statement No. 5 “Accounting for Contingencies”.  The guidance in FSP No. EITF 00-19-2 amends FASB Statements No. 133, “Accounting for Derivative Instruments and Hedging Activities”, and No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, and FASB Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others”, to include scope exceptions for registration payment arrangements. FSP No. EITF 00-19-2 also requires additional disclosure regarding the nature of any registration payment arrangements, alternative settlement methods, the maximum potential amount of consideration and the current carrying amount of the liability, if any.  This pronouncement is effective immediately for registration payment arrangements and the financial instruments subject to those arrangements that are entered into or modified subsequent to the date of issue of this FSP.  For registration payment arrangements and financial instruments subject to those arrangements that were entered into prior to the issuance of this FSP, this is effective for financial statements issued for fiscal years beginning after December 15, 2006, and interim periods within those fiscal years.  Early adoption of this FSP for interim or annual periods for which financial statements or interim reports have not been issued is permitted.  Retrospective application of the guidance in this FSP to financial statements for earlier interim or annual periods presented is not permitted.

The Company elected to early adopt the requirements of FSP EITF No. 00-19-2 effective November 1, 2006.  As a result, the Company has revisited the accounting for the 10% convertible debenture issued on June 30, 2005 for $30,000,000 described in note 9(c).  Prior to the adoption of this FSP, the Company accounted for the embedded conversion option and warrants issued in connection with the instrument as a single embedded derivative and separately accounted for that embedded derivative at fair value under FASB Statement No. 133.

On adoption of this FSP, the Company determined that without regard to the registration payment arrangement, the embedded conversion feature and warrants would have met the requirements for classification as an equity instrument in accordance with the criteria outlined in EITF 00-19 and EITF 00-27.  As such, the Company has reclassified, as at November 1, 2006, the fair value of the warrants and the embedded conversion feature previously classified as derivative financial instrument liabilities to equity.

Immediately prior to the adoption of this FSP, the carrying value of this 10% convertible debenture was $22,386,205 and the fair value of the embedded conversion feature and warrants was recorded as $9,073,640. Management has determined that had the instrument been accounted for under EITF 00-19 and EITF 00-27, the carrying value on the date of adoption of this FSP would have been $4,172,050. As the result of adoption of the staff position, management has determined that the modification of the conversion price on December 30, 2005 (note 9 (c)) would have resulted in an incremental beneficial conversion feature of $20,929,716 in accordance with EITF 00-27 against the carrying value of the debenture at the date of modification and charged to additional paid in capital. The discount would be amortized to interest over the life of the debenture. Consequently, on November 1, 2006, the Company decreased the carrying value of the debt by $18,214,155 and reclassified the $9,073,640 fair value of the embedded conversion feature and warrants from derivative financial instrument liabilities to equity, resulting in a charged to accumulated deficit of $1,206,987 and a credit to additional paid in capital of $28,494,782.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

5.	Inventory:
	2008	2007

Raw materials	$308,870	$746,849
Work in progress	265,847	247,971
Finished goods	986,430	596,410

	$1,561,147	$1,591,230

6.	Property and equipment:

		Accumulated	Net book
2008	Cost	depreciation	Value

Computer hardware and software	$860,273	$738,224	$122,049
Office and shop equipment	2,254,699	1,786,024	468,675
Leasehold improvements	122,894	122,393	501

	$3,237,866	$2,646,641	$591,225

		Accumulated	Net book
2007	Cost	depreciation	Value

Computer hardware and software	$815,431	$650,849	$164,582
Office and shop equipment	2,152,657	1,518,303	634,354
Leasehold improvements	118,339	117,735	604

	$3,086,427	$2,286,887	$799,540

7.	Other assets:

During the years ending July 31, 2002 and 2001, the Company entered into two separate agreements that provided the Company with certain rights to manufacture and sell tire pressure monitoring systems to original equipment manufacturers market (“OEM”).  The total consideration paid in cash and shares (based on the market value of the Company’s stock at the date of purchase) was $5,037,500.  The rights were being amortized over five years on a straight-line basis from the date of purchase.  As at July 31, 2008 and 2007, the remaining carrying value of the rights were $nil and during the year ended July 31, 2008, the Company charged $nil (2007 - $75,275) to the statement of operations as depreciation and amortization expense.

8.	Accounts payable and accrued liabilities:

	2008	2007

Accounts payable	$1,230,175	$374,788
Accrued liabilities	715,237	534,071
Due to directors	305,376	191,475
Interest payable on convertible debentures	720,021	648,521

	$2,970,809	$1,748,855

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures:

The  Company has entered into a number of convertible debt instruments. The following table denotes the face value of each of these convertible debentures and provides a summary of the balance of convertible debentures outstanding as at July 31, 2008 and July 31, 2007. Each convertible debenture is also described in detail as specified in the table below.

	Note 9 (a)	Note 9 (b)	Note 9 (c)	Note 9 (d)	Note 9 (e)	Note 9 (f)		Note 9 (g)	Note 9 (h)	Note 9 (i)
	5%	5%	10%	10%	10%	10%		10%	12%	12%	Total
Original face value of convertible debenture	$195,000	$1,500,000	$30,000,000	$1,200,000	$ ,800,000	$	,500,000	$6,500	$88,000	$69,000	$7,448,500

Debt component, as at July 31, 2006:	195,000	1,420,000	21,432,576	-	-		-	-	-	-	23,047,576
Issued	-	-	-	1,200,000	1,800,000		1,150,000	-	-	-	4,150,000
Finance fees paid to debenture holder/related company of debenture holder	-	-	-	(130,000)	(195,000)		(135,000)	-	-	-	(460,000)
Intrinsic value of beneficial conversion feature of convertible debentures	-	-	-	(663,871)	(886,302)		(534,401)	-	-	-	(2,084,574)
Interest accretion	-	-	6,927,439	272,701	177,414		36,244	-	-	-	7,413,798
Change in accounting policy (note 4 (a))	-	-	(18,214,155)	-	-		-	-	-	-	(18,214,155)
Incremental beneficial conversion feature adjustment	-	-	(295,885)	-	-		-	-	-	-	(295,885)
Conversion of debt to common shares	(185,000)	-	(145,442)	(263,210)	-		-	-	-	-	(593,652)

Debt component, as at July 31, 2007	10,000	1,420,000	9,704,533	415,620	896,112		516,843	-	-	-	12,963,108
Less current portion, as at July 31, 2007	(10,000)	(1,420,000)	(9,704,533)	-	-		-	-	-	-	(11,134,533)

Long term portion of debt component, as at July 31, 2007	$-	$-	$-	$415,620	$896,112		$516,843	$-	$-	$-	$1,828,575

Remaining face value of convertible debenture as at July 31, 2007	$10,000	$1,420,000	$29,854,558	$936,790	$1,800,000		$1,150,000	$-	$-	$-	$35,171,348

Debt component, as at July 31, 2007:	10,000	1,420,000	9,704,533	415,620	896,112		516,843	-	-	-	12,963,108
Issued	-	-	-	-	-		350,000	96,500	888,000	269,000	1,603,500
Finance fees paid to debenture holder/related company of debenture holder	-	-	-	-	-		(35,000)	(11,500)	(123,000)	(31,000)	(200,500)
Intrinsic value of beneficial conversion feature of convertible debentures	-	-	-	-	-		(200,121)	(35,625)	(456,939)	(98,250)	(790,935)
Fair value of warrants issued	-	-	-	-	-		-	-	(207,189)	-	(207,189)
Interest accretion	-	-	20,150,025	521,170	903,888		868,278	47,125	787,128	129,250	23,406,864
Conversion of debt to common shares	-	-	(1,224,960)	(481,490)	-		-	-	-	-	(1,706,450)

Debt component, as at July 31, 2008	10,000	1,420,000	28,629,598	455,300	1,800,000		1,500,000	96,500	888,000	269,000	35,068,398
Less current portion, as at July 31, 2008	(10,000)	(1,420,000)	(28,629,598)	(455,300)	(1,800,000)		(1,500,000)	(96,500)	(888,000)	(269,000)	(35,068,398)

Long term portion of debt component, as at July 31, 2008	$-	$-	$-	$-	$-		$-	$-	$-	$-	$-

Remaining face value of convertible debenture as at July 31, 2008	$10,000	$1,420,000	$28,629,598	$455,300	$1,800,000	$	,500,000	$96,500	$888,000	$269,000	$35,068,398

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

(a)	$195,000 – 5% convertible debenture issued on December 15, 2004

On December 15, 2004, the Company closed a $195,000 private placement bearing interest at 5% per annum and maturing on December 15, 2006.  As at July 31, 2005, as a result of a default, the Company had accreted the original assigned debt component to its full face value, and therefore, there is no accretion expense on this debenture for the years ending July 31, 2008 and 2007.

During the year ended July 31, 2007, $185,000 of principal was converted into common shares resulting in the issuance of 7,115,384 common shares.  As at July 31, 2008 and 2007, there remains $10,000 of principal outstanding.  The holder of the debenture has not requested repayment or conversion and therefore the Company continues to disclose the amount as a current liability.

Principal under the convertible debentures is convertible at the option of the holder in whole or in part and from time to time at a conversion price equal to the lesser of:

(i)	$0.036 and;

(ii)
an amount equal to 80% of the lowest closing bid price of our common stock, as quoted on Bloomberg, L.P., for the five trading days immediately preceding the conversion date, subject to adjustment as provided for in the debentures.

(b)	$1,500,000 – 5% convertible debenture issued on May 20, 2005

On May 20, 2005, the Company entered into an agreement to issue a $1,500,000 5% debenture, convertible at the option of the holder at a fixed price of $0.028 per share maturing on September 1, 2006. Principal was to be due and payable in 12 equal installments of $125,000 commencing on October 1, 2005.  Interest on the outstanding principal balance was due and payable monthly, in arrears, commencing on August 1, 2005.

For accounting purposes, the Company calculated the intrinsic value of the beneficial conversion feature to $1,499,999 and recorded it as additional paid-in capital.  During the year ended July 31, 2006, the loan became in default as a result of the Company not obtaining an extension from the holder, relating to the deferral of all principal and interest.  As a result of the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2006.  Consequently, the Company did not record any accretion expense on this debenture for the years ended July 31, 2008 or 2007.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

No conversions were made relating to this debenture during the years ended July 31, 2008 or 2007.  As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $1,420,000 and $218,250 respectively.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

(c)	$30,000,000 - 10% convertible debentures issued on June 23, 2005

On June 30, 2005 (as amended on December 30, 2005), the Company closed a private placement of unsecured convertible debentures in the aggregate principal amount of $30 million.  The Company also issued 62.5 million warrants exercisable at $0.16 per share with an expiry period of five years.  The convertible debentures bear interest at 10% per annum and matured on June 23, 2008.

Under the terms of the debenture (as amended on December 30, 2005), the principal was convertible into shares of common stock at the option of the holder at the lesser of $0.1125 and a 4.5% discount to market.  Market was based on the lowest closing bid price of the common stock for the 5 trading days immediately preceding the date the conversion notice is provided.  Interest was convertible into shares of the Company’s common stock and is calculated as 95.5% of the 5 day average of the closing bid price of the common stock for the 5 trading days immediately preceding the date the interest conversion is made.   The convertible debentures contain a contractual restriction on beneficial share ownership.  They provide that the debenture holders may not convert the convertible debentures, or receive shares of the Company’s common stock as payment of interest, to the extent that the conversion or receipt of the interest payment would result in the debenture holders, together with their respective affiliates, beneficially owning in excess 4.9% of the Company’s then issued and outstanding shares of common stock, except upon providing the Company with not less that 65 days prior notice.

This debenture is also subject to a registration rights agreement, as described in note 9(j).

As at July 31, 2008, the Company has accrued $8,190,438 (July 31, 2007 - $5,241,414) in interest based on the terms of the amended convertible debenture of which $500,000 (July 31, 2007 - $500,000) is included in accounts payable and accrued liabilities and the remainder of $7,690,438 (July 31, 2007 - $4,741,414) is included in accrued interest on convertible debentures.  The amount included in accounts payable and accrued liabilities related to cash interest payable prior to the amendment of the convertible debentures on December 30, 2005.

As a result of the issuance of the November 2006 10% convertible debenture (note 9 (d)) and the anti-dilution provisions, the conversion price for the outstanding principal for these convertible debentures was reduced to the lesser of:

(i)	$0.0573 and;

(ii)
80% of the lowest volume weighted average price of the Company’s common stock during the thirty trading days preceding the conversion date as quoted by Bloomberg, LP.   As a result of this reset, the Company recorded an incremental beneficial conversion feature of $295,885 against the carrying value of the debentures at the time the reset occurred on November 7, 2006.  The additional discount is being amortized to interest over the life of the debentures.

In addition, on November 7, 2006, the Company repriced the 62.5 million warrants originally issued in connection with this convertible debenture from $0.16 per share to $0.0298 per share (with all other terms remaining the same).  The Company accounted for the repricing as a modification under SFAS No. 123R and recorded the net incremental fair value of $450,000 as interest and financing expense during the year ended July 31, 2007.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

During the year ended July 31, 2008, holders of the 10% convertible debentures converted $1,224,960 of principal (2007 - $145,442) into 2,230,994,689 (2007 – 5,657,747) common shares of the Company.

This debenture matured unpaid on June 23, 2008, at which time the Company accreted the original assigned debt component to its full face value.  During the year ended July 31, 2008, the Company recorded $20,150,025 (2007 - $6,927,439) of interest expense relating to interest accretion and charged it to the statement of operations. As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $28,629,598 and $8,190,523 respectively.  Because this debenture has matured, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

The agreement contains anti-dilution provisions, whereby in the event the Company issues shares of common stock or rights, options, warrants or securities convertible or exercisable into common stock at a price per share of less than the conversion price of the convertible debentures or exercise price of the warrants, the conversion price of such convertible debentures and warrants will be reduced to the lower purchase price. In addition, the conversion price of the convertible debentures and warrants will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization.

(d)	$1,200,000 - 10% convertible debentures issued on November 7, 2006

On November 7, 2006, the Company closed a private placement of unsecured convertible debentures in the aggregate principal amount of $1,200,000. The Company paid fees totaling $130,000 to one of the holders upon closing.  The convertible debentures bear interest at 10% per annum, and matured unpaid on October 31, 2008.  Interest was also due on October 31, 2008 in cash or shares of the Company’s common stock, at the option of the Company, but was not paid.  The outstanding principal amount of each debenture is convertible into shares of the Company's common stock, in whole or in part, at the option of the holder of the debenture at the lesser of:

i)	$0.0573 and;

ii)	80% of the lowest volume weighted average price of the Company’s common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP

In addition, the agreement contains similar anti-dilution provisions as those described in note 9(c).  This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

With the adoption of EITF 00-19-2, described in note 4, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s own Stock” (EITF 00-19”), to be accounted for as an equity interest and not a derivative.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature, being $663,871, was allocated to additional paid-in capital.  The remaining amount of $406,129 (net of $130,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

During the year ended July 31, 2008, holders converted $481,490 of principal (2007 - $263,210) into 3,209,975,426 (2007 – 40,568,010) common shares of the Company.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture in excess of $100,000 qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)). A holder of a portion of the $30,000,000 10% convertible debentures was also the holder of this debenture. Accordingly, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008.  During the year ended July 31, 2008, interest accretion of $521,170 (2007 – $272,701) was charged to the statement of operations as interest expense. As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $455,300 and $145,574, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

In connection with these debentures, the Company entered into a registration rights agreement, as described in note 9(j).  A registration statement for the securities underlying these debentures was declared effective on June 15, 2007 by the Securities Exchange Commission.   However, the Company registered only 87,958,115 of the shares of the Company’s common stock, which is less than the 150,000,000 agreed to in the registration statement. As such, management may be required to register additional shares underlying the convertible debentures. While management will apply its best efforts to register additional shares if required, there can be no assurances that the Company will succeed in obtaining the required approvals.   These debentures contain contractual restrictions on beneficial share ownership limiting beneficial ownership to 4.99% unless the debenture holders waive such limitation.  These limitations may be waived by the holder due to the default status of the debenture.

(e)	$1,800,000 - 10% convertible debentures issued January 23, 2007, February 9, 2007 and March 2, 2007

On January 23, 2007, the Company closed on a $1,800,000 securities purchase agreement, which was funded in three separate installments on January 23, 2007, February 9, 2007, and March 2, 2007.  The Company paid fees totaling $195,000 upon closing to the holders.  The convertible debentures bear interest at 10% per annum, and have a contractual maturity date of January 23, 2009.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

i)	$0.0573 and,

ii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration statement agreement and beneficial ownership limitations, as described in note 9(j).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

With the adoption of EITF 00-19-2, described in note 4, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, to be accounted for as an equity interest and not a derivative.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature, being $886,302 was allocated to additional paid-in capital at inception.  The remaining amount of $718,698 (net of $195,000 in finance fees paid to the holder) was allocated to the debt component and is being accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Accordingly, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008.  The Company recorded interest accretion of $903,888 for the year ended July 31, 2008 (2007 - $177,414). As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $1,800,000 and $258,352, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(f)	$1,500,000 – 10% convertible debentures issued April 27, 2007 and August 20, 2007

On April 27, 2007, the Company closed on a $1,500,000 securities purchase agreement, which was funded in two separate installments on April 27, 2007 and August 20, 2007.    The Company paid fees totaling $170,000 upon closing to the holders.  The convertible debentures bear interest at 10% per annum, and have a contractual maturity date of April 24, 2010.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

i)	$0.0573 and;

ii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

With the adoption of EITF 00-19-2, described in note 4, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, to be accounted for as an equity interest and not a derivative.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature related to the April 27, 2007 $1,150,000 convertible debenture, being $534,401, was allocated to additional paid-in capital.  The remaining amount of $480,599 (net of $135,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.  The intrinsic value of the beneficial conversion feature related to the August 20, 2007 $350,000 convertible debenture, being $200,121, was allocated to additional paid-in capital.  The remaining amount of $114,879 (net of $35,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Accordingly, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  The Company recorded accretion of $868,278 for the year ended July 31, 2008 (2007 - $36,244). As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $1,500,000 and $179,245, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(g)	$96,500 – 10% convertible debenture issued November 19, 2007

On November 19, 2007, the Company closed on a $96,500 securities purchase agreement.  The Company paid fees of $11,500 upon closing to the holders.  The convertible debenture bears interest at 10% per annum, and has a contractual maturity date of November 19, 2010.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

i)	$0.0573 and;

ii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

With the adoption of EITF 00-19-2, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, to be accounted for as an equity interest and not a derivative.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature, being $35,625 was allocated to additional paid-in capital.  The remaining amount of $49,375 (net of $11,500 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Accordingly, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  The Company recorded accretion of $47,125 for the year ended July 31, 2008 (2007 - $Nil). As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $96,500 and $6,794, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(h)	$888,000 – 12% convertible debentures issued November 30, 2007, January 18, 2008, and February 20, 2008

On November 30, 2007, the Company closed on a securities purchase agreement for funding up to an aggregate of $1,150,000.  The Company was funded an aggregate of $888,000 in three separate installments on November 30, 2007, January 18, 2008, and February 20, 2008 under this arrangement. The Company paid fees totaling $123,000 and issued 491,925,000 five-year warrants exercisable into shares of our Common Stock at $0.0298 per share upon closing to the holders.  The convertible debentures bear interest at 12% per annum, and have a contractual maturity date of November 30, 2010, January 31, 2011, and February 20, 2011, respectively.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

i)	$0.0573 and;

ii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

These debentures are also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

With the adoption of EITF 00-19-2, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, to be accounted for as an equity interest.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature in the amount of $456,939, and the relative fair value of the warrants in the amount of $207,189 related to the November 30, 2007, January 18, 2008, and February 20, 2008 debentures were allocated to additional paid-in capital.  The remaining amount of $100,872 (net of $123,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debentures to the original face values using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Accordingly, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  The Company recorded accretion of $787,128 for the year ended July 31, 2008 (2007 - $Nil). As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $888,000 and $63,509, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

The gross fair value of the warrants at the date of grant was estimated at $419,888 using the Black-Scholes option pricing model using the following weighted average assumptions: dividend yield of 0%, expected volatility ranging from 150.8% -152.1%, risk-free interest rate ranging from of 3.47% - 3.80%, and an expected life of 5 - 5.5 years.

(i)	$269,000 – 12% convertible debenture issued June 20, 2008

On June 20, 2008, the Company issued a secured convertible debenture with a face value of $269,000. The Company paid fees of $31,000 upon closing to the holders.  The convertible debenture bears interest at 12% per annum, and has a contractual maturity date of June 20, 2011.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

iii)	$0.0573 and;

iv)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 9(j).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

With the adoption of EITF 00-19-2, management has determined that the conversion feature of this instrument meets all the requirements of EITF 00-19, to be accounted for as an equity interest.  As such, for accounting purposes, the intrinsic value of the beneficial conversion feature, being $98,250 was allocated to additional paid-in capital.  The remaining amount of $139,750 (net of $31,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 9 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Accordingly, the Company fully accreted the remaining debt discount on this debenture during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  The Company recorded accretion of $129,250 for the year ended July 31, 2008 (2007 - $Nil).  As at July 31, 2008, the Company was in arrears on payments of principal and interest in the amount of $269,000 and $3,626, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(j)	Registration rights agreements and beneficial ownership limitations

In connection with the execution of the convertible debenture agreements described in notes 9(b) through (i), and with the preferred shares issued (as described in note 11), the Company entered into registration rights agreements with the holders.  Under the terms of these agreements, the Company agreed to file and remain effective a registration statement underlying the securities to be sold under the various convertible instruments noted above, except for the convertible debenture agreements described in notes 9(e), (f), (g), (h), and (i) whereby the Company is required to use its best efforts to file, within thirty (30) days of demand by the Investors and provided that at least 30 days have passed since any other registration statement filed by the Company has been declared effective by the SEC, with the SEC a registration statement on Form S-1 (or, if the Company is then eligible, on Form S-3) under the Securities Act. In addition, these debenture agreements limit beneficial ownership, at any one time, of 4.9%, except for the convertible debentures described in note 9(d) which is 4.99%, of our outstanding shares by each debenture holder and its affiliates except upon providing us with not less than 65 days prior notice.  Due to default of the debentures described in notes 9(b) through (i), the ownership limitations may be waived without notice by the holders.

In the event the registration statements are not filed by the scheduled filing deadline or is not declared effective by the SEC, then as partial relief for the damages to any holder, the Company will pay as a liquidated damage to the holder, at the holder’s option, either a cash amount or shares of the Company’s common stock within 3 business days, equal to 2% of the liquidated value of the convertible debentures or preferred shares outstanding for each 30 day period after the scheduled filing deadline or scheduled effective date.  For the convertible debentures described in notes 9(b) and (c) and the convertible preferred stock described in note 11, the Company obtained permanent waivers to liquidation damages under the registration rights agreements on November 7, 2007 which eliminated the need to recognize a provision in relation to these debentures.  For the debentures described in notes 9(d), (e), (f), (g), (h), and (i), the registration rights agreement limits the amount of damages to not exceed 20% of the aggregate purchase price for all investors, being $240,000, $360,000, $300,000, $19,300, $177,600, and $53,800, respectively.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

9.	Convertible debentures (continued):

Except as described in note 9(d), the Company has not filed or made effective any registration statement underlying the other securities.  On November 7, 2007 management obtained permanent waivers from the various holders of the convertible debentures described in notes 9(b) and (c) and for the convertible preferred stock described in note 11, which indicate that the Company was not considered in default of these agreements and the holders waive their rights under the default provisions affected by this non-compliance.   The remaining debentures are subject to demand registration rights.  The Company had not received any demand for registration from any debenture holder as of the date of this filing.   While management will apply its best efforts to have the various registration statements filed and declared effective if demanded by any holder , there can be no assurances that the Company will succeed in obtaining the required approvals.  Failure by the Company to obtain effective registration statements could have a significant impact on the operations of the Company.  However, as at July 31 , 2008, it is management’s opinion that the various holders of these instruments will not require the Company to make effective a registration statement as required under the terms of this agreement until such time as the convertible instruments are settled.  As such, the Company has not accrued any liabilities related to these liquidated damages associated with this non-compliance for any of the periods presented.

(k)	Security granted

In connection with the execution of the January 23, 2007 securities purchase agreement described in note 9(g),  the Company entered into a security agreement with Xentenial Holdings Limited, Cornell Capital Partners, LP, Starome Investments Limited and Staraim Enterprises Limited, in which the Company granted to these parties a security interest over all of its assets to secure both the repayment to Xentenial Holdings of all debts of the company now or hereafter held by it and all of the previously existing debt evidenced by the previously unsecured convertible debentures that the Company had previously sold to Cornell Capital Partners, Staraim Enterprises and Starome Investments. The security granted applies to the convertible debenture agreements described in notes 9(b) through (i) and with the preferred shares issued (as described in note 11).

In connection with the sale of the Company’s assets that occurred subsequent to year-end in December 2008, the secured parties described above released their security interest in the assets sold.  See note 21 for a complete description of the transaction.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

10.	Derivative financial instrument:

Effective November 1, 2006, as a result of early adopting FSP EITF No. 00-19-2, management has determined the warrants and embedded conversion feature met the requirements for reclassification as equity items and consequently the derivative financial instruments were reclassified to additional paid in capital and accumulated deficit as discussed in note 4.  Therefore, as at July 31, 2008 and 2007, no derivative financial instrument exists.

Prior to the adoption of FSP EITF No. 00-19-2, the Company had determined as a result of the amendment to the $30,000,000, 10% convertible debentures issued originally on June 23, 2005 (terms as amended on December 30, 2005) and 62,500,000 detachable warrants included in the agreement, no longer met the requirements of EITF Issue No. 00-19.  Accordingly, subsequent to December 30, 2005, the Company accounted for the conversion feature and warrants as derivative instruments under FAS 133 and re-measured the instruments on each balance sheet date with the adjustment charged to the statement of operations.

On December 30, 2005 (the date of modification), in accordance with EITF 96-19 and EITF 05-7, the Company compared the present value of the cash flows under the terms of the modified convertible debenture against the present value of the remaining cash flows at the time of modification under the terms of the original debenture. Included in the analysis was the change in the fair value of the embedded conversion option as required by EITF 05-7.  The Company concluded that as the present values of the cash flows did not differ by more than 10%, the amended terms of the debentures are not considered substantially different than the original issued debentures, and thus was accounted as a modification of debt. Accordingly, the Company concluded that the incremental fair value of the modified embedded conversion feature was approximately $3,000,000. Therefore, the carrying value of the original debentures classified as a liability were reduced by $3,000,000 and additional paid-in capital was increased by the same. Interest accreted on the debentures will be increased in future periods as a result of this adjustment.

On December 30, 2005, the Company reclassified $7,000,000 from additional paid-in capital to derivative financial liability as this was the fair value of the conversion feature at the date of modification. The fair value of the conversion feature relating to the convertible debenture was estimated by the Company using valuation models based on the Company’s share price and other relevant assumptions. As at October 31, 2006 (the date prior to the adoption of EITF FSP No. 00-19-2), the Company revalued the fair value of the conversion feature using the same valuation model and determined the revaluated fair value of this instrument to be $6,900,000.  For the year ended July 31, 2007, the Company recorded a loss of $1,100,000 on the revaluation of liability for the conversion feature in the statement of operations and the amount is included in derivative instrument income.

On December 30, 2005, the Company reclassified $3,565,066 from additional paid-in capital to derivative financial instrument liability as this was the fair value of the outstanding warrants discussed above at that date. The fair value of the warrants was estimated using the Black-Scholes option pricing model with the following assumptions as at December 30, 2005: dividend yield of 0%, expected volatility of 162%, risk-free interest rate of 3.9% and an expected life of 4.5 years.  As at October 31, 2006, the Company revalued the fair value of the outstanding warrants to $2,173,640. Similarly, the fair value of the warrants, as at October 31, 2006 was estimated using the Black-Scholes option pricing model with the following assumptions: dividend yield of 0%, expected volatility of 144%, risk-free interest rate of 3.93% and an expected life of 3.67 years. For the year ended July 31, 2007, the Company recorded a gain of $69,585 on the revaluation of liability for warrants in the statement of operations and included the gain in derivative instrument income.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

11.	Preferred shares subject to mandatory redemptions:

On March 22, 2005, the Company closed a private placement of 25,000 5% convertible Class A preferred shares for gross proceeds of $4,000,000.  For accounting purposes, these preferred shares have both a conversion and redemption feature.  The beneficial conversion feature was recorded at its intrinsic value of $3,999,999 as at the date of entering the agreement.  The beneficial conversion feature was initially recorded as additional paid-in capital and the remaining value of $1 was recorded as a mezzanine item on the balance sheet. The carrying value of the preferred shares was accreted to its face value of $4,000,000 (less any amounts converted), over a period from the date of issuance to its original maturity date of December 22, 2006.  The accretion was charged to additional paid-in-capital.  The holders subsequently extended the maturity date to June 30, 2008.

The holders of the preferred shares are entitled to receive dividends or distributions on a pro rata basis according to their holdings of the preferred shares when and if declared by our board of directors, in the amount of 5% per year.  Dividends will be paid in cash and are cumulative.  As at July 31, 2008, no dividends have been declared by the Company’s board of directors.  No declared and unpaid dividends will bear or accrue interest.

As at July 31, 2008, the aggregate liquidation value of the preferred shares amounted to $3,604,470 (July 31, 2007 –$3,449,776).

During the year ended July 31, 2008, holders of the preferred shares converted nil (2007 - 4,814) Class A preferred shares, valued at $nil (2007 - $770,240) into nil (2007 – 77,024,000) common shares of the Company. In conjunction with this conversion, the Company also reclassified $nil (2007 – $770,240), the pro-rata amount of the beneficial conversion feature initially recorded in additional paid-in capital, to share capital. As at July 31, 2008, the balance of the preferred shares subject to mandatory redemption consisted of the initial allocation of $1 (July 31, 2007 - $1), cumulative, undeclared but accrued dividends of $519,030 (July 31, 2007 – $364,336), and accumulated accretion of $3,999,999 (2007 - $3,999,999), less $914,560 (2007 - $914,560) converted to common shares. During the year ended July 31, 2008, the Company recorded $nil (2007 – $3,665,485) of accretion on the preferred shares which was charged to additional paid-in capital. The balance of the remaining face value of the convertible preferred stock, being $3,085,440 (July 31, 2007 – $3,085,440), matured unpaid on June 30, 2008.  Accordingly, the Company has reclassified the convertible preferred stock to current liabilities as of July 31, 2008.

The preferred shares are subject to a registration statement and beneficial ownership limitations as described in note 9(j) and are secured by the Company’s assets as described in note 9(k).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital:

(a)	Authorized:

Unlimited number of common shares with no par value
100,000 preferred shares, issuable in series, of which 25,000 have been issued (note 11)

(b)	Standby equity distribution agreement:

On June 23, 2005 (as amended on December 30, 2005), the Company entered into a $100 million Standby Equity Distribution Agreement (“SEDA”) with Cornell Capital.  In connection with the agreement, the Company paid a cash fee of $16 million.  The term of the agreement is five years from the date the SEC declares a registration statement covering the underlying shares of common stock effective.

Under the terms of the SEDA, once a registration statement is declared effective, the Company can request an advance of up to a maximum of $3 million every seven days until a total of $100 million is reached.  Cornell Capital will receive shares equaling the advance at 98% of the lowest closing bid price on the principal market on which the Company’s common stock is traded for the five days immediately following the notice of advancement.  In addition, the Company must pay a draw down fee of 2.5% on each advancement made.

During the term of the agreement, subject to certain exceptions, the Company cannot issue or sell any common stock, preferred stock, warrant, option, or other security or instrument granting the holder thereof the right to acquire common stock.  In addition, the Company cannot enter into any security instrument granting the holder a security interest in any asset or file any registration statements on Form S-8.

Based on the Company’s current market capitalization, the existence of outstanding convertible debentures, management of the Company does not believe that its SEDA is currently a viable source of financing. In addition, based on discussions with the SEC, the Company has not registered the equity line of credit and as such the Company cannot request any advances under the $100 million equity line of credit until such time as a registration statement covering the underlying shares of common stock is declared effective by the SEC.  It is uncertain as to whether management will register such underlying shares until its debentures have been settled.  Due to the uncertainty as to when the Company will be able to access its equity line, it expensed all fees related to the SEDA agreement during the year ended July 31, 2006.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

(c)	Stock-based compensation

As discussed in note 3(s), the Company adopted FAS 123R using the modified prospective method on August 1, 2006.  Effective with the adoption of FAS 123R, the Company has elected to use the Black-Scholes option pricing model to determine the fair value of options granted. In accordance with FAS 123R for employees, compensation expense is amortized on a straight-line basis over the requisite service period which approximates the vesting period. Compensation expense for stock options granted to non-employees is amortized over the contract service period or, if none exists, from the date of grant until the options vest. Compensation associated with unvested options granted to non-employees is remeasured on each balance sheet date using the Black-Scholes option pricing model.

During the year ended July 31, 2008, no options were granted to employees or to non-employees.  During the year ended July 31, 2008, the Company charged $159,380 to the statement of operations for options granted in prior years that vested in fiscal 2008, increasing engineering, research and development expenses by $82,688, general and administrative expenses by $37,635 and marketing expenses by $39,057 relating to options respectively.

During the year ended July 31, 2007, 2,500,000 options were granted to employees, no options were granted to non-employees.  The weighted average fair value of these options on the date of grant was $0.03 per share.  The fair value of these stock options was estimated using the Black-Scholes option pricing model using the following weighted average assumptions: dividend yield of 0%, expected volatility of 140%-145%, risk-free interest rate of 3.87% - 4.54%, and an expected life of 5 years.  These options expire between August 2011 and May 2012 and generally vest 50% after one year from the date of issuance and 50% two years after the date of issuance.  During the year ended July 31, 2007, the Company charged $681,879 to the statement of operations which increased engineering, research and development expenses by $315,546, general and administrative expenses by $145,672 and marketing expenses by $220,661 relating to options respectively.

As at July 31, 2008, for options granted in the period or in a prior year, there was $2,026 of total unrecognized compensation cost related to unvested options.  This unrecognized compensation cost is expected to be recognized over a weighted average period of 9 months.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

(d)	Stock-options:

The following tables reflect the transactions and the number of stock options which are unvested, vested, and the total outstanding during the years ended July 31, 2008 and 2007.

July 31, 2008:
	Unvested options		Vested options		Total
		Weighted		Weighted		Weighted
	Unvested	average	Vested	average		average
	options	exercise	options	exercise	Options	exercise
	outstanding	price	outstanding	price	outstanding	price

Opening balance,
July 31, 2007	9,600,000	$0.05	39,243,002	$0.09	48,843,002	$0.06
Options vested	(8,300,000)	0.06	8,300,000	0.06	-	-
Options forfeited	(800,000)	0.05	(23,993,400)	0.06	(24,793,400)	0.06

Ending balance,
July 31, 2008	500,000	$0.06	23,549,602	$0.06	24,049,602	$0.06

July 31, 2007:
	Unvested options		Vested options		Total
		Weighted		Weighted		Weighted
	Unvested	average	Vested	average		average
	options	exercise	options	exercise	Options	exercise
	outstanding	price	outstanding	price	outstanding	price

Opening balance,
July 31, 2006	21,950,000	$0.10	44,073,402	$0.10	66,023,402	$0.10
Options granted	2,500,000	0.05	-	-	2,500,000	0.05
Options vested	(12,625,000)	0.10	12,625,000	0.10	-	-
Options exercised	-	-	(4,050,000)	0.03	(4,050,000)	0.03
Options forfeited	(2,225,000)	0.08	(13,405,400)	0.23	(15,630,400)	0.21

Ending balance,
July 31, 2007	9,600,000	$0.05	39,243,002	$0.09	48,843,002	$0.06

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

The total intrinsic value of options outstanding at July 31, 2008 and exercised during the year ended July 31, 2008 was $Nil and $Nil, respectively. During the year ended July 31, 2008, no options were granted or exercised from any of the Company’s stock option plans.

During the year ended July 31, 2007, the Company granted 2,500,000 stock options to employees of the Company under the Company’s 2005 Stock Incentive Plan.  The options have exercise prices that range from $0.035 to $0.10 per share and expire five years after the date of issuance. The options vest over two years.  The weighted average fair value of the options on the date of grant was $0.03 per share.

During the year ended July 31, 2008, nil (2007 – 4,050,000) options were exercised for gross proceeds of $nil (2007 – $121,500).  In conjunction with this exercise of options, the Company also reclassified $nil (2007 - $60,750), being the portion of the remaining stock-based compensation relating to these options which was recorded in additional paid-in capital, to share capital.

On March 5, 2007 the Company amended stock option agreements with its employees to reprice an aggregate of 8,600,000 options originally exercisable at $0.10 - $0.115 to $0.035 and 4,900,000 options originally exercisable at $0.10 to $0.07. The incremental fair value of the repriced options based on the black-scholes model was $22,658 and was charged as an expense to operations.  The weighted average assumptions used were the same as those noted below for 2007.  No such amendments were made in the year ended July 31, 2008.

The following weighted average assumptions were used in the determination of stock option compensation:

	2008	2007
Expected dividend yield	—	0%
Expected stock price volatility	—	140 - 144%
Risk-free interest rate	—	3.87 - 4.08%
Expected life of options	—	5 years

The following stock options were outstanding and exercisable as at July 31, 2008:

	Options outstanding			Options exercisable

		Weighted
		average	Weighted		Weighted
		remaining	average		average
Range of	Number	contractual	exercise	Number	exercise
exercise prices	of shares	life	price	exercisable	price

$0.03 - 0.035	15,830,002	1.87	$0.03	15,630,002	$0.03
$0.07 - 0.10	6,100,000	2.48	0.08	5,800,000	0.10
$0.20	2,119,600	0.04	0.20	2,119,600	0.20

$0.03 - 0.20	24,049,602	1.87	$0.06	23,549,602	$0.06

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

(e)	Warrants:

As at July 31, 2008, warrants outstanding were exercisable for 557,375,000 (2007 - 65,758,141) common shares of the Company. The warrants entitle the holders to purchase common shares of the Company at prices ranging from $0.03 to $0.20 per share and expire on various dates until August 20, 2013. The exercise price of warrants issued were not less than the market price of the Company's common shares at the date of issuance.
	2008		2007
		Weighted-		Weighted-
		average		average
		exercise		exercise
	Warrants	price	Warrants	price

Outstanding, beginning of year	65,758,141	$0.16	64,858,141	$0.16
Issued	492,425,000	0.03	900,000	0.04
Reprice of warrants	-	-	(62,500,000)	0.16
Reprice of warrants	-	-	62,500,000	0.03
Expired	(808,141)	0.35	-	-

Outstanding, end of year	557,375,000	$0.04	65,758,141	$0.16

The following warrants were outstanding at July 31, 2008:

	Warrants outstanding
		Weighted
		average	Weighted
		remaining	average
Range of	Number	contractual	exercise
exercise prices	of warrants	life	price

$0.03	555,625,000	4.17	$0.03
$0.06 - 0.20	1,750,000	0.69	0.16

$0.03 - 0.20	557,375,000	4.16	$0.03

No warrants were exercised during the years ended July 31, 2008 or 2007, and as such the Company did not receive any cash proceeds from exercise.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

During the year ended July 31, 2006, 1,000,000 share purchase warrants with an exercise price of $0.16 per share that vest on November 1, 2006 were issued for services received.  The fair value at the date of grant was estimated at $62,760 using the Black-Scholes valuation model using the following weighted average assumptions: dividend yield of 0%, expected volatility of 161%, risk-free interest rate of 3.72%, and an expected life of 3 years.  As the warrants were recognized over the vesting period, $47,070 was recorded as interest and finance expense for the year ended July 31, 2006. As these warrants were unvested and granted to non-employees, the Company re-measured the fair value of the warrants as at July 31, 2007 using the Black-Scholes model.  As a result, for the year ended July 31, 2007, the Company recorded an expense recovery of $15,690 to the statement of operations.  The fair value of these re-measured warrants was estimated using the Black-Scholes pricing model using the following weighted average assumptions: dividend yield of 0%, expected volatility of 130%, risk-free interest rate of 4.63%, and an expected life of 2 years.  As at July 31, 2008 and 2007, there was $Nil of total unrecognized compensation cost related to unvested warrants.

On November 7, 2006, the Company repriced the 62.5 million warrants originally issued in connection with the 10% $30 million convertible debentures disclosed in notes 9(c) and 14 from $0.16 per share to $0.0298 per share.  Other than the exercise price, all other terms of the repriced warrants, such as contractual life, remained the same.

During the year ended July 31, 2007, 900,000 share purchase warrants were issued for services rendered, of which 700,000 are exercisable at $0.03 per warrant and 200,000 at $0.06 per warrant. The warrants are currently exercisable. The fair value at the date of grant was estimated at $18,742 using the Black-Scholes valuation model using the following weighted average assumptions: dividend yield of 0%, expected volatility ranging from 142.7% - 150.0%, risk-free interest rate ranging from of 3.95% - 4.59%, and an expected life of 5 years.

During the year ended July 31, 2008, 500,000 share purchase warrants were issued for services rendered with an exercise price of $0.03 per warrant. The warrants are currently exercisable. The fair value at the date of grant was estimated at $1,907 using the Black-Scholes valuation model using the following weighted average assumptions: dividend yield of 0%, expected volatility ranging from 150.4% - 151.3%, risk-free interest rate ranging from of 3.80% - 4.38%, and an expected life of 5 years.

(f)	Settlement of liabilities:

During the year ended July 31, 2008, the Company issued 2,104,812 shares (2007 - 10,990,873) of its common stock as consideration for $14,720 (2007 - $229,055) in severance owed to its former employees.  The shares issued were valued using their quoted market value on the date the agreements were entered into.

During the year ended July 31, 2007, the Company issued 5,719,601 shares of common stock as consideration for $112,733 owed to former directors of the Company.  No such amounts were issued in 2008.  The shares issued were valued using their quoted market value on the date the agreements were entered into.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

12.	Share capital (continued):

(g)	Consulting agreement:

During the year ended July 31, 2008, the Company issued 600,000 shares (2007 - 600,000) of its common stock and 500,000 warrants (2007 - 900,000) to SKS Consulting of South Florida, Inc. (also see note 12(e)) as consideration under a consulting agreement.  The fair value of the common stock of $2,710 (2007 - $13,625) and the fair value of the warrants in the amount of $1,907 (2007 - $18,742) were charged to administration expense.  George O’Leary, a member of our board of directors, is the president of SKS Consulting of South Florida, Inc.

13.	Deferred financing costs:

	2008	2007

Balance, beginning of year	$947,945	$1,692,094
Additions during the year	-	227,910
Amortization of deferred financing costs	(947,945)	(972,059)

Balance, end of year	$-	$947,945

14.	Net interest and financing expenses:

	2008	2007

Interest accreted on convertible debentures	$23,406,864	$7,413,798
Interest expense and finance charges on convertible debt and other	3,547,388	3,279,209
Amortization of deferred financing fees	947,945	972,059
Repricing of warrants (notes 9(c) and 12 (e))	-	450,000

	$27,902,197	$12,115,066

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

15.	Financial instruments:

(a)	Interest rate Risk:

The Corporation has certain borrowing arrangements at fixed rates of interest.  The details of these arrangements are disclosed in note 9.

(b)	Credit Risk:

The Corporation maintains substantially all of its cash and cash equivalents with major financial institutions in Canada and the United Kingdom.  Financial instruments that potentially subject the Corporation to concentration of credit risk are primarily receivables.  Management is of the opinion that any risk of loss is significantly reduced due to the financial strength of the Corporation’s major customers.

(c)	Foreign Currency Risk:

A significant component of the Corporation’s transactions are undertaken in US dollars, and the company maintains significant deposits in US dollar denominated accounts.  Fluctuation in exchange rated between the Canadian and US dollars could have a material effect on the business, results of operations and financial condition of the Corporation.

16.	Related party transactions:

(a)
YA Global Investments LP, formerly Cornell Capital Partners, is considered a related party from a financial perspective due to the number and size of the financial transactions that were entered into with the Company. YA Global Investments does not have influence over the Company's operating or investing activities. During the year ended July 31, 2008, the Company paid $nil (2007 - $nil) in cash interest payments to YA Global Investments for interest and financing fees due convertible debentures held by YA Global Investments. The Company had the following financial instruments outstanding with YA Global Investments and its subsidiaries as at July 31, 2008:

Financial Instruments	Amount

Standby equity distribution agreement	$100,000,000
Preferred shares	3,085,440
Convertible debentures	15,388,900

It is uncertain when we will be permitted to draw on the $100 million SEDA as drawdowns are subject to an effective registration statement covering the underlying shares.  Based on our current market capitalization and outstanding debentures, we do not believe that our SEDA is a viable source of financing.

(b)
During the year ended July 31, 2008, the Company was charged $146,700 (2007 - $229,268) in directors fees. As at July 31, 2008 $305,375 (2007 - $191,475) was included in accounts payable and accrued liabilities as owed to Directors of the Company.  These amounts were incurred in the ordinary course of business are non- interest bearing, unsecured and due on demand.

(c)
During the year ended July 31, 2007, the Company paid $80,000 in consulting fees to the Company’s former Chairman pursuant to a consulting agreement entered into on June 30, 2005 and renewed and modified on August 9, 2006. The consulting agreement was terminated effective February 28, 2007 and 3,679,604 shares of the Company’s common stock were issued as consideration for $72,525 owed to the former Chairman.  No payments were made in 2008 pursuant to the agreement.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

17.	Income taxes:

The provision for income taxes reflects an effective tax rate that differs from the statutory tax rate for the following reasons:
	2008	2007

Statutory rate	32.51%	34.1%
Computed statutory tax expense	(10,160,000)	(6,695,000)
Foreign losses tax affected at lower rates	(8,000)	32,000
Reduction of effective tax rates	6,378,000	14,000
Permanent and other differences	8,738,000	1,244,000
Change in valuation allowance	(4,948,000)	5,405,000

	-	-

The Company has unutilized Canadian non-capital tax loss carry forwards of approximately $53 million that are available for carry forward against taxable income in future years.  These tax losses expire in various years beginning in 2009 through 2028.

The Company has unutilized U.S. non-capital tax loss carry forwards of approximately $6.8 million that are available for carry forward against taxable income in future years.  These tax losses expire in various years beginning in 2012 through 2028.

The Company has unutilized United Kingdom non-capital tax loss carry forwards of approximately $13.3 million that are available for carry forward against taxable income in future years.  These tax losses may be carried forward indefinitely.

The Company’s deferred income tax assets are comprised of the following:

	2008	2007

Deferred tax assets:
Property and equipment and other assets, accounting
depreciation in excess of tax	$4,146,000	$5,587,000
Loss carryforwards	23,201,000	26,368,000
Scientific research and development expenses	360,000	455,000
Share issue costs	398,000	552,000
Others	344,000	435,000

Total gross deferred tax assets	28,449,000	33,397,000
Valuation allowance	(28,449,000)	(33,397,000)

Subsequent to the year end, upon conversion of certain convertible debentures into common shares, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP (see note 21(f)) holds 68.8% of the Company’s common stock, a controlling position in the Company. The ability for the Company to utilize its non-capital losses, and other deferred tax assets after an acquisition of control is subject to strict restrictions.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

18.	Loss per share:

The weighted average number of shares outstanding used in the computation of loss per share was as follows:

	2008	2007

Weighted-average shares used in computation of basic loss per share	2,188,573,411	344,399,602

Potentially dilutive securities excluded in
calculation of loss per share	534,230,437,500	7,845,651,174

Diluted loss per share has not been presented since the Company is in a loss position and the effect of the Company's stock options, debentures and warrants are anti-dilutive.

19.	Commitments and contingencies:

(a)	The Company was committed to the following payments under operating leases, and service agreements for premises and certain equipment and consultants:
2009	316,311
2010	323,797
2011	331,284
2012	334,402
2013	194,776

Commitments outlined above relate to lease commitments for the Company’s office in Richmond, British Columbia, and for office equipment.  During December 2008, the Company sold its tire pressure monitoring business and substantially all of its assets.  Accordingly, future operating lease commitments outlined in the above table were transferred to the Buyer at closing, and do not remain with the Company after closing.

Rent expense incurred during the year ended July 31, 2008 was $310,376 (2007 - $500,245).

(b)	Product warranties:

The Company provides for estimated warranty costs at the time of product sale. Warranty expense accruals are based on best estimate with reference to historical claims experience. As warranty estimates are based on forecasts, actual claim costs may differ from amounts provided. An analysis of changes in liability for product warranties follows.  These warranty obligations transferred to the Buyer upon completion of the sale of the Company’s assets and business in December 2008.

Balance, July 31, 2006	$75,230
Provision decrease	(60,005)
Expenditures	14,775

Balance, July 31, 2007	30,000
Provision increase	30,266
Expenditures	(34,183)

Balance, July 31, 2008	$26,083

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

(c)	Contingencies:

On January 30, 2006, the Company was served with a demand for arbitration by Travel Technology Innovations LLC (“TTI”). The demand for arbitration stemmed from the Company terminating on January 1, 2006, the Sales and Distribution agreement signed with TTI on March 12, 2005, and sought damages for potential lost profits of $5,000,000.  During November, 2006, the Company reached an agreement in principle regarding the settlement of TTI’s claims involving the payment of $63,068 by the Company to TTI.  In addition, the Company agreed to pay TTI 5% of its sales to Camping World from September 1, 2006 to January 31, 2008.   For the year ended July 31, 2008, the Company recorded $1,302 (2007 - $7,714) as a charge to cost of sales related to this settlement, which is based on 5% of actual sales to Camping World for the same period.  No further charges are expected to be incurred related to this settlement.

(d)
On September 12, 2007, the Company filed a complaint against Siemens VDO Automotive Corp. and Schrader-Bridgeport International, Inc. (“Schrader”) in the United States District Court for the Eastern District of Virginia alleging infringement of our United States Patent No. 5,231,872, entitled “Tire Monitoring Apparatus and Method.” The case was styled SmarTire Systems, Inc. v. Siemens VDO Automotive Corp. , Schrader-Bridgeport International, Inc. and Schrader Electronics Ltd., Civil Action No. 1:07cv932  (E.D. Virginia).

On February 20, 2008, the Company and Continental Automotive Systems US, Inc. (formerly Siemens VDO Automotive Corp.) entered into a Confidential Settlement and License Agreement, terminating the lawsuit between Siemens VDO Automotive and the Company. The Company received net proceeds of $1,500,000 after payment of withholding taxes, from which the Company paid $276,865 in litigation-related expenses.  The Company recorded in other income from the settlement in the amount of $1,500,000 during the year ended July 31, 2008.

On August 21, 2008, the Company and Schrader entered into a Confidential Settlement and License Agreement, terminating the lawsuit between Schrader and the Company.  In a stipulated judgment that was entered by the district court on August 26, 2008, Schrader also acknowledged the validity and enforceability of the Company’s United States Patent No. 5,231,872.  The Company received net proceeds of approximately $1.5 million after payment of litigation-related expenses.  Pursuant to a stipulation of the August 1, 2008 and August 15, 2008 secured convertible debentures with Xentenial Holdings Limited (note 21(b) and (c)), subsequent to July 31, 2008, the Company repaid $900,000 of the proceeds to YA Global Investments (the parent company of Xentenial Holdings Limited).  This amount was applied toward debentures issued to YA Global Investments during calendar 2008.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

20.	Segmented information:

The Company operates in the wireless tire monitoring technology industry. Management of the Company makes decisions about allocating resources based on this one operating segment. Revenue from external customers by geography (based on customer location) was as follows:
	2008	2007

United Kingdom	$1,587,923	$1,550,352
United States	1,431,560	1,929,474
Other	120,930	181,995

	$3,140,413	$3,661,821

As at July 31, 2008, 70% (2007 - 79%) of the Company's property and equipment were in Canada and 30% (2007 - 21%) were in the U.S.

Major customers, representing 10% or more of total sales, include:
	2008	2007

Customer A	$1,438,667	$1,492,557
Customer B	541,312	628,512

21.	Subsequent events:

(a)	Subsequent to July 31, 2008, 120,000,000 shares of the Company’s common stock were issued pursuant to the conversion of convertible debentures with a principal balance of $12,000.

(b)
On August 1, 2008, the Company sold a secured convertible debenture to Xentenial Holdings Limited in the principal amount of $152,500. The Company received net proceeds of $126,000 on August 1, 2008 after paying $26,500 monitoring and due diligence fees to Yorkville Advisors, LLC. Under the terms of this secured convertible debenture, the Company is required to repay principal, together with accrued interest calculated at an annual rate of twelve percent (12%), on or before August 1, 2011.  Interest may be paid either in cash or in shares of the Company’s common stock valued at the closing bid price on the trading day immediately prior to the date paid, at the Company’s option. The secured convertible debenture is secured by all of the Company’s assets.  The debenture is convertible at the lesser of $0.0573 or eighty percent (80%) of the lowest volume weighted average price of the Company’s common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.   The secured convertible debenture also stipulated that the Company pay the holder fifty percent (50%) of the proceeds (after commercially reasonable attorney’s fees and taxes related to such proceeds) up to $900,000, in cash, of any pending or future litigation, with such payments to be applied to principal and/or interest on this debenture or other debentures issued by the Company to the holder, at the sole discretion of the holder (see note 19(c)).  The principal on this note was repaid in full in September 2008.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

21.	Subsequent events (continued)

(c)
On August 15, 2008, the Company sold a secured convertible debenture to Xentenial Holdings Limited in the principal amount of $100,000. No fees were withheld from the proceeds, which were received on August 19, 2008. Under the terms of this secured convertible debenture, the Company is required to repay principal, together with accrued interest calculated at an annual rate of twelve percent (12%), on or before August 15, 2011.  Interest may be paid either in cash or in shares of the Company’s common stock valued at the closing bid price on the trading day immediately prior to the date paid, at the Company’s option. The secured convertible debenture is secured by all of the Company’s assets.  The secured convertible debenture is secured by all of the Company’s assets.  The debenture is convertible at the lesser of $0.0573 or eighty percent (80%) of the lowest volume weighted average price of the Company’s common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.  The secured convertible debenture also stipulated that the Company pay the holder one hundred percent (100%) of the proceeds (after commercially reasonable attorney’s fees and taxes related to such proceeds) up to $900,000, in cash, of any pending or future litigation, with such payments to be applied to principal and/or interest on this debenture or other debentures issued by the Company to the holder, at the sole discretion of the holder (see note 19(c)).  The principal on this note was repaid in full in September 2008.

(d)
On December 11, 2008, the Company sold its tire pressure monitoring system business, along with substantially all of its assets and certain of its liabilities, to Bendix CVS Canada, Inc. and Bendix Commercial Vehicle Systems LLC pursuant to an asset purchase agreement dated December 4, 2008.  The assets sold include the grant of an exclusive, royalty-free license to the Buyers that permits them to practice the inventions covered by the claims in our patents in the market for vehicles, and, with the exception of certain retained rights, the right to enforce these patents against third parties for infringement. The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of sales of tire pressure monitoring systems made by the buyers during that period, with a minimum of US$500,000, of which $250,000 is payable by March 1, 2009 and $250,000 is payable by March 1, 2010.  The earn-out is based on future revenues generated by the buyers from the tire pressure monitoring system business, and any amounts earned by the business above the minimum earn-out are payable on an annual basis for a period of five years.

Pursuant to the terms of the asset purchase agreement, the Company retained the right to receive future earn-out payments due, as well as the right to litigate certain of the Company’s pressure monitoring system related patents.  The Company also retained certain operating liabilities and all of the liabilities and obligations with respect to the convertible debt and the shares of our convertible preferred stock that were outstanding prior to the asset sale.  Finally, the Company agreed that it would change its name to TTC Technology, Inc. immediately after the closing.  However, because the corporate laws of the Province of British Columbia prevent the Company from changing its name without the prior approval of its shareholders, the Company has not yet changed our name.  At the date of this annual report the Company has not yet asked its shareholders to approve a name change.  Since December 11, 2008, the Company’s business has consisted primarily of its plan to pursue claims against certain parties that it believes have infringed its U.S. Patent Nos. 5,231,872 and 5,335,540.

At closing of the Asset Sale, YA Global Investments LP funded $762,532 in the form of a bridge note with an annual interest rate of 14%, to be used to pay specified post-closing administrative items.  The bridge note is to be repaid from any future earnings of the Company.

(e)
On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring business, David Warkentin resigned as Chief Executive Officer of the Company.  He will retain his position on the Company’s board of directors.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

Years ended July 31, 2008 and 2007

21.	Subsequent events (continued)

(f)
On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,986 of various secured convertible debentures issued by the Company into a total of 13,324,825,000 of the Company’s common shares as follows:

	Face	Accrued	Total	Shares
	Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Converted	Converted	Converted	Conversion
January 17, 2008	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	$74,000	$7,347	$81,347	1,016,837,500
June 20, 2008	$269,000	$16,007	$285,007	3,562,587,500
August 1, 2008	$152,500	$6,969	$159,469	1,993,362,500
August 15, 2008	$100,000	$4,110	$104,110	1,301,375,000
	$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP.

22.	Comparative figures:

Certain figures have been reclassified to conform to the financial statement presentation adopted for the current year.

SMARTIRE SYSTEMS INC.
Consolidated Balance Sheets
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)

	April 30	July 31,
	2009	2008
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$3,199	$27,057
Restricted cash (note 5)	2,597,227	-
Receivables, net of allowance for doubtful accounts
of $nil (July 31, 2008 - $10,000)	-	418,995
Minimum earn-out payments receivable (note 4)	500,000	-
Prepaid expenses	29,240	62,548
Assets held for sale (note 4)	-	2,179,710

	$3,129,666	$2,688,310

LIABILITIES AND CAPITAL DEFICIT

Current liabilities:
Accounts payable and accrued liabilities (notes 6 and 12)	$1,661,363	$2,657,703
Convertible debentures (note 7)	33,421,398	35,068,398
Preferred shares, subject to mandatory redemption (note 8)	3,719,857	3,604,470
Accrued interest on convertible debentures, payable in shares (note 7(c) to (k))	10,745,786	8,347,538
Notes payable (note 4)	762,532	-
Liabilities held for sale (note 4)	-	313,106
	50,310,936	49,991,215

Capital deficit:
Share capital (note 9)
Common shares, without par value:
Unlimited shares authorized
19,342,461,198 shares issued and outstanding (July 31, 2008 - 5,907,011,198)	75,174,988	73,632,963
Additional paid-in capital	33,721,576	34,210,776
Accumulated deficit	(158,220,409)	(156,048,743)
Accumulated other comprehensive income	2,142,575	902,099
	(47,181,270)	(47,302,905)

	$3,129,666	$2,688,310
Going concern (note 2)
Contingency (note 13)
See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Operations
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

Earnings (expenses):
General and administrative	$(97,154)	$(640,694)	$(317,323)	$(1,313,713)
Other income - settlement from patent litigation (note 11)	-	1,500,000	1,800,000	1,500,000
Interest income	2	2,087	1,303	7,931
Interest and financing expense (note 10)	(838,331)	(7,740,721)	(2,659,838)	(19,083,490)
Foreign exchange gain (loss)	218,454	(72,367)	(1,517,576)	266,547
Loss from continuing operations	(717,029)	(6,951,695)	(2,693,434)	(18,622,725)

Discontinued operations:
Loss from operations of discontinued business (note 4)	-	(820,309)	(653,518)	(2,674,653)
Gain on disposal of discontinued business (note 4)	-	-	1,175,286	-
Income (loss) from discontinued operations	-	(820,309)	521,768	(2,674,653)

Loss for the period	(717,029)	(7,772,004)	(2,171,666)	(21,297,378)

Accrued dividends and accretion on preferred shares (note 8)	(37,617)	(38,039)	(115,387)	(115,809)

Loss available to common stockholders	$(754,646)	$(7,810,043)	$(2,287,053)	$(21,413,187)

Basic and diluted loss per share from continuing operations	$(0.00)	$(0.00)	$(0.00)	$(0.02)
Basic and diluted income (loss) per share from discontinued operations	$-	$(0.00)	$0.00	$(0.00)
Basic and diluted loss per share	$(0.00)	$(0.00)	$(0.00)	$(0.02)

Weighted average number of common shares used in
the computation of basic and diluted loss per share	19,342,461,198	2,203,451,500	12,441,074,934	1,172,436,500

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Comprehensive Loss
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

Loss for the period	$(717,029)	$(7,772,004)	$(2,171,666)	$(21,297,378)
Translation adjustment	(237,175)	33,893	1,240,476	(159,721)

Comprehensive loss for the period	$(954,204)	$(7,738,111)	$(931,190)	$(21,457,099)

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statements of Cash Flows
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Nine months ended April 30, 2009 and 2008
(Unaudited)

	April 30,	April 30,
	2009	2008
Cash provided (used for):
Operating activities:
Net loss	$(2,171,666)	$(21,297,378)
Adjust for (gain) loss from discontinued operations	(521,768)	2,674,653
Items not affecting cash:
Non-cash interest and finance charges	2,544,404	19,062,718
Unrealized foreign exchange (gain) loss on financing activities	1,538,066	(313,089)
Changes in non-cash working capital:
Receivables	375,502	25,549
Prepaid expenses	21,281	686
Accounts payable and accrued liabilities	(777,392)	671,057

Net cash provided by operating activities of continuing operations	1,008,427	824,196
Net cash used in operating activities of discontinued operations	(948,020)	(2,229,898)

Net cash provided by (used in) operating activities	60,407	(1,405,702)

Investing activities:
Net cash used in investing activities of discontinued operations	-	(47,209)

Financing activities:
Restricted cash released to operational cash	665,305	-
Proceeds from convertible debentures (note 7)	252,500	1,334,500
Financing costs (note 7)	(26,500)	(169,500)
Repayment of convertible debentures in cash (note 7)	(900,000)	-

Net cash provided by (used in) financing activities	(8,695)	1,165,000

Effect of exchange rate difference on cash and cash equivalents	(75,570)	49,591

Net decrease in cash and cash equivalents	(23,858)	(238,320)

Cash and cash equivalents, beginning of period	27,057	350,018

Cash and cash equivalents, end of period	$3,199	$111,698

Supplementary information:
Interest and finance charges paid	$36,807	$41,888
Non-cash investing and financing activities:
Conversion of convertible debentures to common shares (note 7)	1,077,236	1,502,850
Issuance of common shares for services and partial consideration to settle debt	-	14,720
Warrants issued for services	-	4,617
Proceeds of convertible debentures allocated to warrants (note 7)	-	207,189
Proceeds of convertible debentures allocated to beneficial conversion feature (note 7)	89,625	692,685
Proceeds from sale of discontinued business included in restricted cash (note 4)	2,500,000	-
Proceeds from Bridge Note included in restricted cash at period end (note 4)	97,227	-

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Consolidated Statement of Capital Deficit
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Nine months ended April 30, 2009 and 2008
(Unaudited)

	Common Shares		Additional	Accumulated	Accumulated
	Shares	Amount	paid-in	deficit	other
			capital		comprehensive	Capital
					income	deficit
		$	$	$	$	$

Balance as at July 31, 2008	5,907,011,198	73,632,963	34,210,776	(156,048,743)	902,099	(47,302,905)

Conversion of convertible debentures into common shares (note 7)	13,435,450,000	1,542,025	(464,789)	-	-	1,077,236
Stock-based compensation (note 9(c))	-	-	1,351	-	-	1,351
Intrinsic value of beneficial conversion feature (note 7)	-	-	89,625	-	-	89,625
Accrued dividends and accretion on preferred shares (note 8)	-	-	(115,387)	-	-	(115,387)
Loss for the period	-	-	-	(2,171,666)	-	(2,171,666)
Translation adjustment	-	-	-	-	1,240,476	1,240,476

Balance as at April 30, 2009	19,342,461,198	75,174,988	33,721,576	(158,220,409)	2,142,575	(47,181,270)

See accompanying notes to consolidated financial statements.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
(Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

1.	Nature of Operations:

Prior to December 11, 2008, the Company and its subsidiaries developed and marketed products incorporating wireless data transmission and processing technologies, primarily for the automotive and transportation industries. The Company's primary product was a wireless tire monitoring system which it marketed for use on trucks, buses, off the road vehicles, recreational vehicles, buses and other pneumatic tire applications.

On December 11, 2008, the Company completed the sale of its tire pressure monitoring system business (the “TPMS Business”), along with substantially all of its assets and certain of its liabilities (the “Asset Sale”), to Bendix Commercial Vehicle Systems LLC (the “Buyer”).  The Company retains the right to receive future earn-out payments due pursuant to the Asset Sale, as well as to litigate certain of SmarTire’s tire pressure monitoring related patents.  The Company also retains certain operating liabilities and all of the convertible debt and convertible preferred stock that was outstanding prior to the Asset Sale (refer to note 4 for additional details).

2.	Going Concern:

The Company has incurred recurring operating losses, and as of April 30, 2009 has an accumulated deficit of $158,220,409, and a working capital deficiency of $47,181,270, of which $47,887,041 is potentially convertible into shares of common stock of the Company, subject to certain restrictions as described in note 7(l). After the Asset Sale, the Company’s business consists solely of attempting to license its patents, and collecting amounts due under the earn-out, and the Company has no full-time employees and three part-time consultants.  The Company retained approximately $1.2 million of operating liabilities that were not transferred in the Asset Sale.  The Company also retained all of its outstanding secured convertible debentures and convertible preferred stock, all of which were in default as of April 30, 2009, and which are more fully described in notes 7 and 8.

The ability of the Company to continue as a going concern is in substantial doubt, and subsequent to the Asset Sale is dependent on several factors, including (i) the amount of future sales achieved by the Buyer in the tire pressure monitoring  business, which directly impacts amounts to be received by the Company pursuant to the terms of the Asset Sale, (ii) the amount of future revenues achieved by the Company from patent litigation, (iii) the ability of the Company to restructure its liabilities and debt obligations, and (iv) the ability of the Company to raise any additional funds required to remain as a going concern. The outcome of these matters cannot be predicted at this time. There can be no assurance that the Company will be successful in achieving any of these objectives.

These consolidated financial statements have been prepared on the going concern basis which assumes that adequate sources of financing will be obtained as required and that the Company's assets will be realized and liabilities settled in the ordinary course of business. Accordingly, these consolidated financial statements do not include any adjustments related to the recoverability of assets and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

3.	Significant accounting policies:

(c)	Basis of presentation:

These consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, SmarTire USA Inc., SmarTire Europe Limited, and SmarTire Technologies Inc. All inter-company balances and transactions have been eliminated.

These statements reflect all adjustments, consisting of normal recurring adjustments, which in the opinion of management are necessary for fair presentation of the information contained therein.  It is suggested that these interim financial statements be read in conjunction with the audited financial statements of the Company for the year ended July 31, 2008. The interim results are not necessarily indicative of the operating results expected for the full fiscal year ending on July 31, 2009.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading.

(b)	Recent accounting pronouncements:

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standard (“SFAS”) No. 157, Fair Value Measurements (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements.  The provisions of FAS 157 are effective fiscal years beginning after November 15, 2007.  The Company adopted this pronouncement for its fiscal year beginning August 1, 2008.  Adoption of this statement did not have a material impact on the Company’s consolidated financial statements.

In February 2007 the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115 . This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. The Company adopted this pronouncement for its fiscal year beginning August 1, 2008.  Adoption of this statement did not have a material impact on the Company’s consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, Non controlling Interests in Consolidated Financial Statements – an amendment to ARB No.51 (“FAS 160”).  This statement Amends ARB 51 to establish accounting and reporting standards for a non-controlling interest in a subsidiary and for deconsolidation of a subsidiary. This standard applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. This statement may not be applied before that date. The Company is currently evaluating the impact of this statement.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

3.	Significant accounting policies:

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities  an amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 modifies existing requirements to include qualitative disclosures regarding the objectives and strategies for using derivatives, fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The pronouncement also requires the cross-referencing of derivative disclosures within the financial statements and notes thereto. Based on current conditions, the Company does not expect the adoption of FAS 161 to have a significant impact on the Company’s consolidated financial statements.

In May 2008, FASB issued SFAS No.162, The Hierarchy of Generally Accepted Accounting Principles . This pronouncement mandates the GAAP hierarchy reside in the accounting literature as opposed to the audit literature. This has the practical impact of elevating FASB Statements of Financial Accounting Concepts in the GAAP hierarchy. This pronouncement will become effective 60 days following SEC approval. The Company does not believe this pronouncement will impact the Company’s consolidated financial statements.

In June 2008, the FASB ratified EITF Issue No. 07-5, “Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity’s Own Stock” (“EITF 07-5”). EITF 07-5 provides guidance on how to determine if certain instruments or embedded features are considered indexed to our own stock, including instruments similar to our convertible notes and warrants to purchase our stock. EITF 07-5 requires companies to use a two-step approach to evaluate an instrument’s contingent exercise provisions and settlement provisions in determining whether the instrument is considered to be indexed to its own stock and exempt from the application of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”. Although EITF 07-5 is effective for fiscal years beginning after December 15, 2008, any outstanding instrument at the date of adoption will require a retrospective application of the accounting through a cumulative effect adjustment to retained earnings upon adoption. The Company is currently evaluating the impact that adoption of EITF 07-5 will have on its consolidated financial statements.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale:

Until December 11, 2008, the Company developed, subcontracted our manufacturing, and marketed technically advanced tire pressure monitoring systems that monitor tire pressure and tire temperature in a wide range of vehicles.  On December 11, 2008, the Company completed the sale of substantially all of this business, comprising substantially all of its assets and certain of its liabilities, to Bendix CVS Canada Inc. pursuant to an asset purchase agreement dated December 4, 2008 (the “Asset Purchase Agreement”).

The following are the material terms of the agreements relating to the Asset Sale:

•
The sale price was $2,500,000 cash at closing, plus an earn-out amount in each of the five years after closing based on a percentage of tire pressure monitoring system sales made or license fees received by the Buyer during that period, with a minimum earn-out of $500,000, of which $250,000 was due on March 1, 2009 (this payment has not been received as of the date of this filing but is expected to be received shortly thereafter), and $250,000 is payable by March 1, 2010.  YA Global Investments LP, Xentenial Holdings Limited, Staraim Enterprises Limited, and Starome Investments Limited (collectively, the “Debtholders”) will receive all of these proceeds as a result of their position as secured creditors of the company.

•
The earn-out is based on future revenues generated by the Buyer from the TPMS Business, and any amounts earned by the Company above the minimum earn-out are payable to us from the Buyer on an annual basis for a period of five years.  Amounts due from the Buyer to us pursuant to the earn-out provision shall be equal to (a) 10% of sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) between $2,000,000 and $10,000,000 in any given earn-out year, plus (b) 15% sales of tire pressure monitoring products generated by the Buyer (net of returns, allowances, freight, and duties) that exceeds $10,000,000 in any given earn-out year.  The first earn-out year begins on December 11, 2008 and ends on December 11, 2009.  New earn-out years thereafter begin on December 11, 2009 and for each year after until five full earn-out years have been completed.

•
The initial cash payment of $2,500,000 is being held in escrow, pursuant to the terms of an escrow agreement amongst the Company and the Buyer, until the earlier of the following events: (i) the transaction is ratified by the Company’s shareholders, (ii) the British Columbia Supreme Court issues an order declaring that the disposition of the Company’s assets is for valuable consideration to the Buyer who are dealing with the Company in good faith, or (iii) the second anniversary of the transaction.

•	In connection with the Asset Purchase Agreement, the Debtholders each consented to and released their security interest in the assets contemplated by the Asset Purchase Agreement.

•
Pursuant to the terms of the Asset Purchase Agreement, the Company collaterally assigned, and granted a security interest in, the rights to all payments due to the Company under the Asset Purchase Agreement, including any amounts paid under the earn-out, to the Debtholders.

•
The assets sold consisted of lease agreements, inventory, property and equipment, accounts receivable, certain contracts, permits, intellectual property rights including technical drawings and specifications, goodwill, books and records, and prepaid assets .

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale (continued):

The Company retains the right to receive future earn-out payments due, as well as the right to proceed with litigation in respect of prior infringements of our U.S. Patent Nos. 5,231,872 and 5,335,540.

•
The Company retains certain operating liabilities and all of the liabilities and obligations with respect to the convertible debt and the shares of its convertible preferred stock that were outstanding prior to the Asset Sale.  Liabilities retained by the Company include (a) approximately $1.2 million of trade accounts payable and accrued liabilities related primarily to corporate costs, director fees, and discontinued vendors not related directly to the operation of the tire pressure monitoring business, (b) approximately $44.1 million of principal and accrued interest on secured convertible debentures on which the Company has defaulted, and (c) approximately $3.7 million of face value and accumulated dividends on convertible preferred stock on which the Company has defaulted.  Secured convertible debentures and convertible preferred stock are carried at their full face value as a result of the default.  Management believes the book value of these liabilities approximates fair value.

•
Because all of the Company’s assets were subject to a pre-existing grant of security in favor of the holders of outstanding debt in the aggregate amount of approximately $44,150,000 (as of December 11, 2008), the Company entered into a Liquidation Agreement (included as Exhibit 10.96 to our Form 10-KSB/A filed on March 3, 2009) with YA Global Investments, L.P., Xentenial Holdings Limited, Staraim Enterprises Limited and Starome Investments Limited pursuant to which the Company (a) acknowledged its debt to the lenders in the aggregate amount of approximately $44,150,000, (b) assured the lenders that it had no offsets, claims or counterclaims against any of them, (c) ratified all of the loan documents pursuant to which it had borrowed the money owed and acknowledged that they, and the documents granting security for repayment of the loans, were in full force and effect, and (d) agreed to adhere to a projected budget and wind-down plan during the period from closing through December 31, 2009.

•
The post-closing budget designated in the liquidation agreement calls for expenditures from closing through December 31, 2009 in the amount of $953,341 related to (a) severance costs incurred at closing, (b) preparation, printing and mailing of a proxy statement, (c) costs to complete the audit of the Company’s financial statements for the year ended July 31, 2008, (d) contractor costs to perform accounting, administrative and patent licensing functions, and (e) legal and administrative costs associated with the acquisition and post-sale operations.

•
The Wind-down Plan stipulates that (a) the Company will complete the audit and file a corresponding form 10-KSB for fiscal year ended July 31, 2008 no later than December 31, 2008, (b) the Company will file this proxy statement and information circular to attempt to secure shareholder approval of the Asset Sale, (c) The Company’s current board shall remain in place until such shareholder meeting is held, (d) David Warkentin shall resign as Chief Executive Officer at closing, but retain his position as director and assist on a contract basis with patent and administrative issues, (e) David Dodge shall continue as CFO until the special meeting of shareholders completed, (f) the Company will file its 2008 tax returns, and (g) the Company will pursue licensing and/or litigation relating to patent rights retained by SmarTire.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale (continued):

•
At closing of the Asset Sale, YA Global Investments LP funded $762,532 in the form of the Bridge Note (included as Exhibit 10.98 to our Form 10-KSB/A filed on March 3, 2009) with an annual interest rate of 14%, to be used to pay specified post-closing administrative items.  The Bridge Note is to be repaid from any future earnings or payments received from escrow by the Company, and is recorded as a current liability at April 30, 2009.

•	The Company agreed that it would change its name to TTC Technology Corp, which is subject to approval by the Company’s shareholders.

The Company has analyzed the pertinent facts of the transaction with respect to the criteria outlined in Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lives Assets” (“SFAS 144”), and has determined that all of the criteria for classification as “held for sale” were met as of October 15, 2008 and continue to be met.  Accordingly, the Company is reporting the operating results of the TPMS Business as Discontinued Operations for all periods presented in this filing, and the assets and liabilities relating to the TPMS Business as Held for Sale as of July 31, 2008.  Assets Held for Sale were not depreciated or amortized from the determination date of October 15, 2008 through the sale date of December 11, 2008.  The disposal transaction is reflected in the Company’s financial statements during the three and nine months ended April 30, 2009.

Upon completion of the Asset Sale on December 11, 2008, the Company recorded a gain on the disposal of the assets and liabilities sold in the amount of $1,175,286 representing the difference between the fair value of the proceeds received in the transaction, and the carrying value of the disposed assets and liabilities at closing:

Fair value of proceeds received:
Cash paid into escrow	$2,500,000
Minimum guaranteed earn-out payments due	500,000
Disposal costs	(572,811)
2,427,189

Carrying value of asset group at sale date:
Receivables	349,790
Inventory	970,692
Prepaid assets	54,649
Property and equipment	449,367
Accounts payable and accrued liabilities	(572,595)
1,251,903

Gain on disposal of discontinued business	$1,175,286

The accompanying consolidated statement of operations for the three (nine) months ended April 30, 2009 reflects the results of operations for the discontinued business for the period from February 1, 2009 (August 1, 2008) through April 30, 2009.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale (continued):

The operating results of the TPMS Business classified as discontinued operations are shown in the following table for the three and nine months ended April 30, 2009 and 2008.  There is no tax expense or benefit to report due to the Company’s net operating loss carry forward tax position.

	Three Months Ended		Nine Months Ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

Revenue	$-	$794,373	$956,175	$2,458,247

Cost of goods sold	-	679,326	661,017	2,141,245
	-	115,047	295,158	317,002

Expenses:
Depreciation and amortization	-	65,189	9,650	195,376
Engineering, research and development	-	431,095	503,390	1,336,926
General and administrative	-	290,575	285,207	893,419
Marketing	-	156,572	187,166	598,364
	-	943,431	985,413	3,024,085

Loss from operations	-	(828,384)	(690,255)	(2,707,083)

Other earnings (expenses):
Foreign exchange gain	-	8,075	36,737	32,430
	-	8,075	36,737	32,430

Loss from operations of discontinued business	$-	$(820,309)	$(653,518)	$(2,674,653)

Revenue from external customers by geography (based on customer location) for the three and nine months ended April 30, 2009 and 2008 is outlined in the following table.  The Company did not recognize any revenue after the completion of the Asset Sale on December 11, 2008 through April 30, 2009.
	Three months ended		Nine months ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

United Kingdom	$-	$253,815	$392,957	$1,052,350
United States	-	516,644	541,541	1,265,804
Other	-	23,914	21,677	140,093

	$-	$794,373	$956,175	$2,458,247

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale (continued):

Major customers, representing 10% or more of total sales, include:

	Three months ended		Nine months ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

Customer A	$-	$385,263	$322,408	$1,145,614
Customer B	-	106,744	124,267	450,370
Customer C	-	63,264	164,019	172,560

	$-	$555,271	$610,694	$1,768,544

All sales relate to the discontinued business, and as such are reflected under the caption “Loss from operations of discontinued business” in the accompanying consolidated statement of operations.

The assets and liabilities of the TPMS Business classified as held for sale as of July 31, 2008 are shown in the following table. Because the disposal was finalized on December 11, 2008, there were no assets or liabilities held for sale as of April 30, 2009.

July 31,
2008

ASSETS

Current assets:
Inventory	$1,561,147
Prepaid expenses and other	27,338
1,588,485

Property and equipment	591,225

Assets held for sale	$2,179,710

LIABILITIES AND CAPITAL DEFICIT

Current liabilities:
Accounts payable and accrued liabilities	$313,106

Liabilities held for sale	$313,106

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

4.	Asset Sale, Discontinued Operations, and Assets and Liabilities Held for Sale (continued):

Inventory included in assets held for sale as of July 31, 2008 was:
July 31,
2008

Raw materials	$308,870
Work-in-process	265,847
Finished goods	986,430

$1,561,147

As at April 30, 2009, the Company did not have any property and equipment, as all fixed assets were transferred to the Buyer in the Asset Sale.  At July 31, 2008, 70% of the Company's property and equipment were in Canada and 30% were in the U.S.  All property and equipment is reflected under the caption “Assets held for sale” in the accompanying consolidated balance sheet.

During the nine months ended April 30, 2009, the discontinued TPMS Business used $948,020 cash in operating activities (nine months ended April 30, 2008 - $2,229,898), and $Nil in investing activities (nine months ended April 30, 2008 - $47,209).

During the three and nine months ended April 30, 2008, the Company incurred the following disposal-related costs:

	Three	Nine
	months ended	months ended
	April 30,	April 30,
	2009	2009
Severance costs related to terminated employees	$-	$377,663
Legal fees	-	116,351
Advisory fees	-	78,797
	$-	$572,811

Results of operations for the discontinued TPMS Business are included in the line item entitled “Loss from operations of discontinued business” on the accompanying consolidated statement of operations for the period from August 1, 2008 to December 11, 2008, and for the entire three and nine month periods ended April 30, 2009 and 2008.  Balance sheet items related to the discontinued TPMS Business are included in the line items entitled “Assets held for sale” and “Liabilities held for sale” on the accompanying consolidated balance sheet as of July 31, 2008.  Because the disposal was finalized on December 11, 2008, there were no assets or liabilities held for sale as of April 30, 2009.

Because the results of the discontinued TPMS Business have already been removed from the Company’s continuing operations and classified as discontinued operations for the three and nine months ended April 30, 2009 and 2008, pro forma financial statements are not presented herein.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

5.	Restricted Cash:

Certain cash proceeds received in connection with the Asset Sale are subject to restrictions and as a result are classified as “Restricted cash” on the consolidated balance sheet.  Restricted cash was comprised of the following as of April 30, 2009 and July 31, 2008:

	April 30,	July 31,
	2009	2008

Gross proceeds from sale of TPMS business held in escrow	$2,500,000	$-
Balance of cash received from Bridge Note	97,227	-

	$2,597,227	$-

The initial cash payment of $2,500,000 relating to the sale of TPMS business is being held in escrow, pursuant to the terms of an escrow agreement between us and the Buyer, until the earlier of the following events: (i) the transaction is ratified by our shareholders, (ii) the British Columbia Supreme Court issues an order declaring that the disposition of our assets is for valuable consideration to the Buyer who are dealing with us in good faith, or (iii) the second anniversary of the transaction.

On December 11, 2008, YA Global Investments LP funded the Bridge Note in the amount of $762,532 to be used to pay specified post-closing administrative items.  The Bridge Note bears interest at 14% per annum, and matures on is to be repaid from the proceeds of the Asset Sale or other future earnings of the Company.  The balance of $97,227 represents the remainder of funds at April 30, 2009 that were advanced pursuant to the Bridge Note.

6.	Accounts payable and accrued liabilities:

	April 30,	July 31,
	2009	2008

Accounts payable	$263,962	$1,063,025
Accrued liabilities	298,965	569,282
Due to directors	324,790	305,375
Interest payable on convertible debentures	773,646	720,021

	$1,661,363	$2,657,703

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures:

The  Company has entered into a number of convertible debt instruments. The following table denotes the face value of each of these convertible debentures and provides a summary of the balance of convertible debentures outstanding as at April 30, 2009 and July 31, 2008. Each convertible debenture is also described in detail as specified in the table below.

	Note 7 (a)	Note 7 (b)	Note 7 (c)	Note 7 (d)	Note 7 (e)	Note 7 (f)
	5%	5%	10%	10%	10%	10%
Original face value of convertible debenture	$195,000	$1,500,000	$30,000,000	$1,200,000	$1,800,000	$1,500,000

Debt component, as at July 31, 2008	10,000	1,420,000	28,629,598	455,300	1,800,000	1,500,000
Issued	-	-	-	-	-	-
Finance fees paid to debenture holder/related company of debenture holder	-	-	-	-	-	-
Intrinsic value of beneficial conversion feature of convertible debentures	-	-	-	-	-	-
Interest accretion	-	-	-	-	-	-
Conversion of debt to common shares	-	-	(12,000)	-	-	-
Repayment of debentures in cash	-	-	(900,000)	-	-	-
Debt component, as at April 30, 2009	10,000	1,420,000	27,717,598	455,300	1,800,000	1,500,000
Less current portion, as at April 30, 2009	(10,000)	(1,420,000)	(27,717,598)	(455,300)	(1,800,000)	(1,500,000)
Long term portion of debt component, as at April 30, 2009	$-	$-	$-	$-	$-	$-
Remaining face value of convertible debenture as at April 30, 2009	$10,000	$1,420,000	$27,717,598	$455,300	$1,800,000	$1,500,000

	Note 7 (g)	Note 7 (h)	Note 7 (i)	Note 7 (j)	Note 7 (k)
	10%	12%	12%	12%	12%	Total
Original face value of convertible debenture	$96,500	$888,000	$269,000	$152,500	$100,000	$1,506,000

Debt component, as at July 31, 2008	96,500	888,000	269,000	-	-	35,068,398
Issued	-	-	-	152,500	100,000	252,500
Finance fees paid to debenture holder/related company of debenture holder	-	-	-	(26,500)	-	(26,500)
Intrinsic value of beneficial conversion feature of convertible debentures	-	-	-	(64,625)	(25,000)	(89,625)
Interest accretion	-	-	-	91,125	25,000	116,125
Conversion of debt to common shares	-	(466,000)	(269,000)	(152,500)	(100,000)	(999,500)
Repayment of debentures in cash	-	-	-	-	-	(900,000)
Debt component, as at April 30, 2009	96,500	422,000	-	-	-	33,421,398
Less current portion, as at April 30, 2009	(96,500)	(422,000)	-	-	-	(33,421,398)
Long term portion of debt component, as at April 30, 2009	$-	$-	$-	$-	$-	$-
Remaining face value of convertible debenture as at April 30, 2009	$96,500	$422,000	$-	$-	$-	$33,421,398

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

(f)	$195,000 – 5% convertible debenture issued on December 15, 2004

On December 15, 2004, the Company closed a $195,000 private placement bearing interest at 5% per annum and maturing on December 15, 2006.  As at July 31, 2005, as a result of a default, the Company had accreted the original assigned debt component to its full face value, and therefore, there is no accretion expense on this debenture for the three or nine months ending April 30, 2009 and 2008.

No conversions or repayments were made against this debenture during the three or nine months ending April 30, 2009 and 2008.  As at April 30, 2009, there remains $10,000 of principal outstanding.  The holder of the debenture has not requested repayment or conversion and therefore the Company continues to disclose the amount as a current liability.

Principal under the convertible debentures is convertible at the option of the holder in whole or in part and from time to time at a conversion price equal to the lesser of:

(iii)	$0.036 and;

(iv)
an amount equal to 80% of the lowest closing bid price of our common stock, as quoted on Bloomberg, L.P., for the five trading days immediately preceding the conversion date, subject to adjustment as provided for in the debentures.

(g)	$1,500,000 – 5% convertible debenture issued on May 20, 2005

On May 20, 2005, the Company entered into an agreement to issue a $1,500,000 5% debenture, convertible at the option of the holder at a fixed price of $0.028 per share maturing on September 1, 2006. Principal was to be due and payable in 12 equal installments of $125,000 commencing on October 1, 2005.  Interest on the outstanding principal balance was due and payable monthly, in arrears, commencing on August 1, 2005.

For accounting purposes, the Company calculated the intrinsic value of the beneficial conversion feature to $1,499,999 and recorded it as additional paid-in capital.  During the year ended July 31, 2006, the loan became in default as a result of the Company not obtaining an extension from the holder relating to the deferral of all principal and interest.  As a result of the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2006.  Consequently, the Company did not record any accretion expense on this debenture for the three or nine months ending April 30, 2009 and 2008.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

No conversions were made relating to this debenture during the nine months ending April 30, 2009 and 2008.  As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $1,420,000 and $271,500 respectively.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

(h)	$30,000,000 - 10% convertible debentures issued on June 23, 2005

On June 30, 2005 (as amended on December 30, 2005), the Company closed a private placement of unsecured convertible debentures in the aggregate principal amount of $30 million.  The Company also issued 62,500,000 warrants exercisable at $0.16 per share with an expiry period of five years.  The convertible debentures bear interest at 10% per annum and matured on June 23, 2008.

Under the terms of the debenture (as amended on December 30, 2005), the principal was convertible into shares of common stock at the option of the holder at the lesser of $0.1125 and a 4.5% discount to market.  Market was based on the lowest closing bid price of the common stock for the 5 trading days immediately preceding the date the conversion notice is provided.  Interest was convertible into shares of the Company’s common stock and is calculated as 95.5% of the 5 day average of the closing bid price of the common stock for the 5 trading days immediately preceding the date the interest conversion is made.   The convertible debentures contain a contractual restriction on beneficial share ownership.  They provide that the debenture holders may not convert the convertible debentures, or receive shares of the Company’s common stock as payment of interest, to the extent that the conversion or receipt of the interest payment would result in the debenture holders, together with their respective affiliates, beneficially owning in excess 4.9% of the Company’s then issued and outstanding shares of common stock, except upon providing the Company with not less that 65 days prior notice.

This debenture is also subject to a registration rights agreement, as described in note 7(l).

As at April 30, 2009, the Company has accrued $10,292,513 (July 31, 2008 - $8,190,438) in interest based on the terms of the amended convertible debenture of which $500,000 (July 31, 2008 - $500,000) is included in accounts payable and accrued liabilities and the remainder of $9,792,513 (July 31, 2008 - $7,690,438) is included in accrued interest on convertible debentures.  The amount included in accounts payable and accrued liabilities related to cash interest payable prior to the amendment of the convertible debentures on December 30, 2005.

As a result of the issuance of the November 2006 10% convertible debenture (note 7 (d)) and the anti-dilution provisions, the conversion price for the outstanding principal for these convertible debentures was reduced to the lesser of:

(iii)	$0.0573 and;

(iv)
80% of the lowest volume weighted average price of the Company’s common stock during the thirty trading days preceding the conversion date as quoted by Bloomberg, LP.   As a result of this reset, the Company recorded an incremental beneficial conversion feature of $295,885 against the carrying value of the debentures at the time the reset occurred on November 7, 2006, with the additional discount to be amortized to interest over the life of the debentures.

In addition, on November 7, 2006, the Company repriced the 62,500,000 warrants originally issued in connection with this convertible debenture from $0.16 per share to $0.0298 per share (with all other terms remaining the same).  The Company accounted for the repricing as a modification under SFAS No. 123R and recorded the net incremental fair value of $450,000 as interest and financing expense during the year ended July 31, 2007.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

During the nine months ended April 30, 2009, holders of the 10% convertible debentures converted $12,000 of principal (nine months ended April 30, 2008 – $1,194,560) into 120,000,000 (nine months ended April 30, 2008 – 1,903,488,493) common shares of the Company.  Also during the nine months ended April 30, 2009, the Company made a cash repayment against the principal of this debenture in the amount of $900,000 (nine months ended April 30, 2008 – $nil).

This debenture matured unpaid on June 23, 2008, at which time the Company accreted the original assigned debt component to its full face value.  Accordingly, there was no accretion of this debenture during the three or nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $6,286,477 and $14,830,691).  As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $27,717,598 and $10,292,513, respectively.  Because this debenture has matured, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

The agreement contains anti-dilution provisions, whereby in the event the Company issues shares of common stock or rights, options, warrants or securities convertible or exercisable into common stock at a price per share of less than the conversion price of the convertible debentures or exercise price of the warrants, the conversion price of such convertible debentures and warrants will be reduced to the lower purchase price. In addition, the conversion price of the convertible debentures and warrants will be subject to adjustment in connection with any subdivision, stock split, combination of shares or recapitalization.

(i)	$1,200,000 - 10% convertible debentures issued on November 7, 2006

On November 7, 2006, the Company closed a private placement of unsecured convertible debentures in the aggregate principal amount of $1,200,000. The Company paid fees totaling $130,000 to one of the holders upon closing.  The convertible debentures bear interest at 10% per annum, and matured unpaid on October 31, 2008.  Interest was also due on October 31, 2008 in cash or shares of the Company’s common stock, at the option of the Company, but was not paid.  The outstanding principal amount of each debenture is convertible into shares of the Company's common stock, in whole or in part, at the option of the holder of the debenture at the lesser of:

iii)	$0.0573 and;

iv)	80% of the lowest volume weighted average price of the Company’s common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP

In addition, the agreement contains similar anti-dilution provisions as those described in note 7(c).  This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

The intrinsic value of the beneficial conversion feature, being $663,871, was allocated to additional paid-in capital.  The remaining amount of $406,129 (net of $130,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

During the nine months ended April 30, 2009, holders did not convert any principal into common shares of the Company.  During the nine months ended April 30, 2008, holders converted principal of $308,290 into 856,945,909 common shares of the Company.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture in excess of $100,000 qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)). A holder of a portion of the $30,000,000 10% convertible debentures was also the holder of this debenture. Due to the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $128,550 and $361,051).  As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $455,300 and $179,628, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

In connection with these debentures, the Company entered into a registration rights agreement, as described in note 7(l).  A registration statement for the securities underlying these debentures was declared effective on June 15, 2007 by the Securities Exchange Commission.   However, the Company registered only 87,958,115 of the shares of the Company’s common stock, which is less than the 150,000,000 agreed to in the registration statement. As such, management may be required to register additional shares underlying the convertible debentures. While management will apply its best efforts to register additional shares if required, there can be no assurances that the Company will succeed in obtaining the required approvals.   These debentures contain contractual restrictions on beneficial share ownership limiting beneficial ownership to 4.99% unless the debenture holders waive such limitation.  These limitations may be waived by the holder due to the default status of the debenture.

(j)	$1,800,000 - 10% convertible debentures issued January 23, 2007, February 9, 2007 and March 2, 2007

On January 23, 2007, the Company closed on a $1,800,000 securities purchase agreement, which was funded in three separate installments on January 23, 2007, February 9, 2007, and March 2, 2007.  The Company paid fees totaling $195,000 upon closing to the holders.  The convertible debentures bear interest at 10% per annum, and have a contractual maturity date of January 23, 2009.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

iii)	$0.0573 and,

iv)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration statement agreement and beneficial ownership limitations, as described in note 7(l).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

The intrinsic value of the beneficial conversion feature, being $886,302 was allocated to additional paid-in capital at inception.  The remaining amount of $718,698 (net of $195,000 in finance fees paid to the holder) was allocated to the debt component and is being accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $137,534 and $365,231).  As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $1,800,000 and $394,465, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(g)	$1,500,000 – 10% convertible debentures issued April 27, 2007 and August 20, 2007

On April 27, 2007, the Company closed on a $1,500,000 securities purchase agreement, which was funded in two separate installments on April 27, 2007 and August 20, 2007.    The Company paid fees totaling $170,000 upon closing to the holders.  The convertible debentures bear interest at 10% per annum, and have a contractual maturity date of April 24, 2010.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

iii)	$0.0573 and;

iv)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

The intrinsic value of the beneficial conversion feature related to the April 27, 2007 $1,150,000 convertible debenture, being $534,401, was allocated to additional paid-in capital.  The remaining amount of $480,599 (net of $135,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.  The intrinsic value of the beneficial conversion feature related to the August 20, 2007 $350,000 convertible debenture, being $200,121, was allocated to additional paid-in capital.  The remaining amount of $114,879 (net of $35,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $60,131 and $162,869). As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $1,500,000 and $292,669, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(k)	$96,500 – 10% convertible debenture issued November 19, 2007

On November 19, 2007, the Company closed on a $96,500 securities purchase agreement.  The Company paid fees of $11,500 upon closing to the holders.  The convertible debenture bears interest at 10% per annum, and has a contractual maturity date of November 19, 2010.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

v)	$0.0573 and;

vi)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

The intrinsic value of the beneficial conversion feature, being $35,625 was allocated to additional paid-in capital.  The remaining amount of $49,375 (net of $11,500 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $2,943 and $4,816). As at April 30, 2009, the Company was in arrears on payments of principal and interest in the amount of $96,500 and $14,090, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(l)	$888,000 – 12% convertible debentures issued November 30, 2007, January 18, 2008, and February 20, 2008

On November 30, 2007, the Company closed on a securities purchase agreement for funding up to an aggregate of $1,150,000.  The Company was funded an aggregate of $888,000 in three separate installments on November 30, 2007, January 18, 2008, and February 20, 2008 under this arrangement. The Company paid fees totaling $123,000 and issued 491,925,000 five-year warrants exercisable into shares of our Common Stock at $0.0298 per share upon closing to the holders.  The convertible debentures bear interest at 12% per annum, and have a contractual maturity date of November 30, 2010, January 31, 2011, and February 20, 2011, respectively.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

iii)	$0.0573 and;

iv)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

These debentures are also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

The gross fair value of the warrants at the date of grant was estimated at $419,888 using the Black-Scholes option pricing model using the following weighted average assumptions: dividend yield of 0%, expected volatility ranging from 150.8% -152.1%, risk-free interest rate ranging from of 3.47% - 3.80%, and an expected life of 5 - 5.5 years.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

The intrinsic value of the beneficial conversion feature in the amount of $456,939, and the relative fair value of the warrants in the amount of $207,189 related to the November 30, 2007, January 18, 2008, and February 20, 2008 debentures were allocated to additional paid-in capital.  The remaining amount of $100,872 (net of $123,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debentures to the original face values using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company accreted the original assigned debt component to its full face value during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $12,749 and $12,753).

On December 19, 2008, the holder of this debenture converted $466,000 of principal and $50,650 of accrued interest into 6,458,125,000 shares of the Company’s common stock.  The conversion, together with conversions of other instruments disclosed in this note 7, resulted in a change in control of our company.  Please see note 7(n) for further additional information.  As at April 30, 2009, the Company was in arrears on payments of remaining principal and interest in the amount of $422,000 and $72,422, respectively.  Due to the default, the holder has the right to call the unpaid balance, and may waive any ownership limitations prescribed by the debenture.

(m)	$269,000 – 12% convertible debenture issued June 20, 2008

On June 20, 2008, the Company issued a secured convertible debenture with a face value of $269,000. The Company paid fees of $31,000 upon closing to the holders.  The convertible debenture bears interest at 12% per annum, and has a contractual maturity date of June 20, 2011.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

vii)	$0.0573 and;

viii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

The intrinsic value of the beneficial conversion feature, being $98,250 was allocated to additional paid-in capital.  The remaining amount of $139,750 (net of $31,000 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default on June 23, 2008, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company fully accreted the remaining debt discount on this debenture during the year ended July 31, 2008 and reclassified long term amounts to current liabilities as of July 31, 2008.  Accordingly, there was no accretion of this debenture during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $nil).

On December 19, 2008, the holder of this debenture converted the entire face value of $269,000 and accrued interest of $16,007 into 3,562,587,500 shares of the Company’s common stock, retiring the debenture.  The conversion, together with conversions of other instruments disclosed in this note 7, resulted in a change in control of our company.  Please see note 7(n) for further additional information.

(n)	$152,500 – 12% convertible debenture issued August 1, 2008

On August 1, 2008, the Company issued a secured convertible debenture with a face value of $152,500. The Company paid fees of $26,500 upon closing to the holders.  The convertible debenture bears interest at 12% per annum, and has a contractual maturity date of August 1, 2011.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

ix)	$0.0573 and;

x)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

The intrinsic value of the beneficial conversion feature, being $64,625 was allocated to additional paid-in capital.  The remaining amount of $61,375 (net of $26,500 in finance fees paid to the holder) was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default at its issuance, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company immediately accreted the full debt discount in the amount of $91,125 to reflect the debt at full face value.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

On December 19, 2008, the holder of this debenture converted the entire face value of $152,500 and accrued interest of $6,969 into 1,993,362,500 shares of the Company’s common stock, retiring the debenture.  The conversion, together with conversions of other instruments disclosed in this note 7, resulted in a change in control of our company.  Please see note 7(n) for further additional information.

(o)	$100,000 – 12% convertible debenture issued August 15, 2008

On August 15, 2008, the Company issued a secured convertible debenture with a face value of $100,000. The Company did not pay any fees upon closing.  The convertible debenture bears interest at 12% per annum, and has a contractual maturity date of August 15, 2011.  Interest is payable at maturity in cash or shares of the Company’s common stock, at the option of the Company.

The convertible debentures are convertible into shares of the Company at the then effective conversion price. The conversion price in effect on any conversion date shall be equal to the lesser of:

xi)	$0.0573 and;

xii)	80% of the lowest volume weighted average price of our common stock during the thirty (30) trading days immediately preceding the conversion date as quoted by Bloomberg, LP.

This debenture is also subject to a registration rights agreement and beneficial ownership limitations, as described in note 7(l).

The intrinsic value of the beneficial conversion feature, being $25,000 was allocated to additional paid-in capital.  The remaining amount of $75,000 was allocated to the debt component to be accreted over the life of the debenture to the original face value using the effective interest rate method.

This debenture was considered in default at its issuance, by virtue of a provision that a default by the Company on any other debenture held by the holder qualifies as an event of default under this debenture.  The Company defaulted on its $30,000,000 10% convertible debentures on June 23, 2008 for failure to repay that obligation by its maturity date (note 7 (c)).  The holder of the $30,000,000 10% convertible debentures was also the holder of this debenture.  Due to the default, the Company immediately accreted the full debt discount in the amount of $25,000 to reflect the debt at full face value.

On December 19, 2008, the holder of this debenture converted the entire face value of $100,000 and accrued interest of $4,110 into 1,301,375,000 shares of the Company’s common stock, retiring the debenture.  The conversion, together with conversions of other instruments disclosed in this note 7, resulted in a change in control of our company.  Please see note 7(n) for further additional information.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

(p)	Registration rights agreements and beneficial ownership limitations

In connection with the execution of the convertible debenture agreements described in notes 7(b) through (k), and with the preferred shares issued (as described in note 8), the Company entered into registration rights agreements with the holders.  Under the terms of these agreements, the Company agreed to file and remain effective a registration statement underlying the securities to be sold under the various convertible instruments noted above, except for the convertible debenture agreements described in notes 7(e) through (k), whereby the Company is required to use its best efforts to file, within thirty (30) days of demand by the Investors and provided that at least 30 days have passed since any other registration statement filed by the Company has been declared effective by the SEC, with the SEC a registration statement on Form S-1 (or, if the Company is then eligible, on Form S-3) under the Securities Act. In addition, these debenture agreements limit beneficial ownership, at any one time, of 4.9%, except for the convertible debentures described in note 7(d) which is 4.99%, of our outstanding shares by each debenture holder and its affiliates except upon providing us with not less than 65 days prior notice.  Due to default of the debentures described in notes 7(b) through (k), the ownership limitations may be waived without notice by the holders.

In the event the registration statements are not filed by the scheduled filing deadline or is not declared effective by the SEC, then as partial relief for the damages to any holder, the Company will pay as a liquidated damage to the holder, at the holder’s option, either a cash amount or shares of the Company’s common stock within 3 business days, equal to 2% of the liquidated value of the convertible debentures or preferred shares outstanding for each 30 day period after the scheduled filing deadline or scheduled effective date.  For the convertible debentures described in notes 7(b) and (c) and the convertible preferred stock described in note 8, the Company obtained permanent waivers to liquidation damages under the registration rights agreements on November 7, 2007 which eliminated the need to recognize a provision in relation to these debentures.  For the debentures described in notes 7(d) through (k), the registration rights agreement limits the amount of damages to not exceed 20% of the aggregate purchase price for all investors, being $240,000, $360,000, $300,000, $19,300, $177,600, $53,800, $30,500, and $20,000, respectively.

Except as described in note 7(d), the Company has not filed or made effective any registration statement underlying the other securities.  On November 7, 2007 management obtained permanent waivers from the various holders of the convertible debentures described in notes 7(b) and (c) and for the convertible preferred stock described in note 8 , which indicate that the Company was not considered in default of these agreements and the holders waive their rights under the default provisions affected by this non-compliance.  The remaining debentures are subject to demand registration rights.  The Company had not received any demand for registration from any debenture holder as of the date of this filing.  While management will apply its best efforts to have the various registration statements filed and declared effective if demanded by any holder, there can be no assurances that the Company will succeed in obtaining the required approvals.  Failure by the Company to obtain effective registration statements could have a significant impact on the operations of the Company.  However, as at April 30, 2009, it is management’s opinion that the various holders of these instruments will not require the Company to make effective a registration statement as required under the terms of this agreement until such time as the convertible instruments are settled.  As such, the Company has not accrued any liabilities related to these liquidated damages associated with this non-compliance for any of the periods presented.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

7.	Convertible debentures (continued):

(m)	Security granted

In connection with the execution of the January 23, 2007 securities purchase agreement described in note 7(g),  the Company entered into a security agreement with Xentenial Holdings Limited, Cornell Capital Partners, LP, Starome Investments Limited and Staraim Enterprises Limited, in which the Company granted to these parties a security interest over all of its assets to secure both the repayment to Xentenial Holdings of all debts of the company now or hereafter held by it and all of the previously existing debt evidenced by the previously unsecured convertible debentures that the Company had previously sold to Cornell Capital Partners, Staraim Enterprises and Starome Investments. The security granted applies to the convertible debenture agreements described in notes 7(b) through (k) and with the preferred shares issued (as described in note 8).

In connection with the sale of the TPMS Business and related assets and liabilities on December 11, 2008, the secured parties described above released their security interest in the assets sold.

(n)	Change of Control

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments, L.P., converted in aggregate; various secured convertible debentures issued by the Company with a face value of $1,065,236, into a total of 13,315,450,000 of the Company’s common shares as follows:

			Face	Accrued	Total	Shares
			Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Note		Converted	Converted	Converted	Conversion
January 17, 2008	7	(h)	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	7	(h)	74,000	7,347	81,347	1,016,837,500
June 20, 2008	7	(i)	269,000	16,007	285,007	3,562,587,500
August 1, 2008	7	(j)	152,500	6,969	159,469	1,993,362,500
August 15, 2008	7	(k)	100,000	4,110	104,110	1,301,375,000
			$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix, under which YA Global Investments, L.P. or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

8.	Preferred shares subject to mandatory redemptions:

On March 22, 2005, the Company closed a private placement of 25,000 5% convertible Class A preferred shares for gross proceeds of $4,000,000.  For accounting purposes, these preferred shares have both a conversion and redemption feature.  The beneficial conversion feature was recorded at its intrinsic value of $3,999,999 as at the date of entering the agreement.  The beneficial conversion feature was initially recorded as additional paid-in capital and the remaining value of $1 was recorded as a mezzanine item on the balance sheet. The carrying value of the preferred shares was accreted to its face value of $4,000,000 (less any amounts converted), over a period from the date of issuance to its original maturity date of December 22, 2006.  The accretion was charged to additional paid-in-capital.  The holders subsequently extended the maturity date to June 30, 2008.

The holders of the preferred shares are entitled to receive dividends or distributions on a pro rata basis according to their holdings of the preferred shares when and if declared by our board of directors, in the amount of 5% per year.  Dividends will be paid in cash and are cumulative.  As at April 30, 2009, no dividends have been declared by the Company’s board of directors.  No declared and unpaid dividends will bear or accrue interest.

As at April 30, 2009, the aggregate liquidation value of the preferred shares amounted to $3,719,857 (July 31, 2008 –$3,604,470).

As at April 30, 2009, the balance of the preferred shares subject to mandatory redemption consisted of the initial allocation of $1 (July 31, 2008 - $1), cumulative, undeclared but accrued dividends of $634,417 (July 31, 2008 – $519,030), and accumulated accretion of $3,999,999 (July 31, 2008 - $3,999,999), less $914,560 (July 31, 2008 - $914,560) converted to common shares. The Company did not record any accretion on the preferred shares during the three and nine months ended April 30, 2009 or 2008. The balance of the remaining face value of the convertible preferred stock, being $3,085,440 (July 31, 2008 – $3,085,440), matured unpaid on June 30, 2008.  Accordingly, the Company has classified the convertible preferred stock as a current liability as of April 30, 2009 and July 31, 2008.

The preferred shares are subject to a registration statement and beneficial ownership limitations as described in note 7(l) and are secured by the Company’s assets as described in note 7(m).

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

9.	Share capital:

(e)	Authorized:

Unlimited number of common shares with no par value 100,000 preferred shares, issuable in series, of which 25,000 have been issued (note 8)

(f)	Standby equity distribution agreement:

On June 23, 2005 (as amended on December 30, 2005), the Company entered into a $100 million Standby Equity Distribution Agreement (“SEDA”) with Cornell Capital.  In connection with the agreement, the Company paid a cash fee of $16 million.  The term of the agreement is five years from the date the SEC declares a registration statement covering the underlying shares of common stock effective.

Under the terms of the SEDA, once a registration statement is declared effective, the Company can request an advance of up to a maximum of $3 million every seven days until a total of $100 million is reached.  Cornell Capital will receive shares equaling the advance at 98% of the lowest closing bid price on the principal market on which the Company’s common stock is traded for the five days immediately following the notice of advancement.  In addition, the Company must pay a draw down fee of 2.5% on each advancement made.

During the term of the agreement, subject to certain exceptions, the Company cannot issue or sell any common stock, preferred stock, warrant, option, or other security or instrument granting the holder thereof the right to acquire common stock.  In addition, the Company cannot enter into any security instrument granting the holder a security interest in any asset or file any registration statements on Form S-8.

Based on the Company’s current market capitalization and the existence of outstanding convertible debentures, management of the Company does not believe that its SEDA is currently a viable source of financing. In addition, based on discussions with the SEC, the Company has not registered the equity line of credit and as such the Company cannot request any advances under the $100 million equity line of credit until such time as a registration statement covering the underlying shares of common stock is declared effective by the SEC.  It is uncertain as to whether management will register such underlying shares until its debentures have been settled.  Due to the uncertainty as to when the Company will be able to access its equity line, it expensed all fees related to the SEDA agreement during the year ended July 31, 2006.

(g)	Stock-based compensation

During the three and nine months ended April 30, 2009, the Company charged $nil and $1,351 (three and nine months ended April 30, 2008 - $9,660 and $156,267) to Loss from Operations of Discontinued Business on the statement of operations for options granted in prior years that vested during the period.

As at April 30, 2009, for options granted in the period or in a prior year, there was no unrecognized compensation cost related to unvested options.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

9.	Share capital (continued):

(h)	Stock-options:

The following tables reflect the transactions and the number of stock options which are unvested, vested, and the total outstanding during the nine months ended April 30, 2009.

	Unvested options		Vested options		Total
		Weighted		Weighted		Weighted
	Unvested	average	Vested	average		average
	options	exercise	options	exercise	Options	exercise
	outstanding	price	outstanding	price	outstanding	price

Opening balance,
July 31, 2008	500,000	$0.06	23,549,602	$0.06	24,049,602	$0.06
Options vested	(300,000)	0.07	300,000	-	-	-
Options forfeited	(200,000)	0.04	(19,299,602)	0.06	(19,499,602)	0.06

Ending balance,
April 30, 2009	-	$-	4,550,000	$0.07	4,550,000	$0.07
The total intrinsic value of options outstanding at April 30, 2009 and exercised during the nine months ended April 30, 2009 was $nil and $nil, respectively.  During the nine months ended April 30, 2009, no options were granted or exercised from any of the Company’s stock option plans.  On December 11, 2008, 17,380,002 options were forfeited when employees were terminated in connection with the Asset Sale.

The following stock options were outstanding and exercisable as at April 30, 2009:

	Options outstanding			Options exercisable

		Weighted
		average	Weighted		Weighted
		remaining	average		average
Range of	Number	contractual	exercise	Number	exercise
exercise prices	of shares	life	price	exercisable	price

$0.03 - 0.035	2,250,000	0.64	$0.03	2,250,000	$0.03
$0.07 - 0.10	2,300,000	1.67	0.10	2,300,000	0.10

$0.03 - 0.20	4,550,000	1.16	$0.07	4,550,000	$0.07

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

9.	Share capital (continued):

(e)	Warrants:

As at April 30, 2009, warrants outstanding were exercisable for 556,075,000 (July 31, 2008 - 557,375,000) common shares of the Company. The warrants entitle the holders to purchase common shares of the Company at prices ranging from $0.03 to $0.20 per share and expire on various dates until August 20, 2013. The exercise price of warrants issued were not less than the market price of the Company's common shares at the date of issuance.

		Weighted-
		average
		exercise
	Warrants	price

Outstanding, beginning of period	557,375,000	$0.04
Expired	(1,300,000)	0.16

Outstanding, end of period	556,075,000	$0.03

The following warrants were outstanding at April 30, 2009:

		Weighted
		average	Weighted
		remaining	average
Range of	Number	contractual	exercise
exercise prices	of warrants	life	price

$0.03	555,625,000	3.42	$0.03
$0.06 - 0.20	450,000	1.35	0.14

$0.03 - 0.20	556,075,000	3.42	$0.03

No warrants were exercised during the nine months ended April 30, 2009 or 2008, and as such the Company did not receive any cash proceeds from exercise.

During the nine months ended April 30, 2008, 500,000 share purchase warrants were issued for services rendered and 491,925,000 share purchase warrants were issued in conjunction with the issuance of convertible debt as disclosed in Note 7(h). The warrants are currently exercisable at $0.03 per warrant. The fair value of the warrants issued for services rendered at the date of grant was estimated at $1,907 using the Black-Scholes valuation model using the following weighted average assumptions: dividend yield of 0%, expected volatility ranging from 150.4%-151.3%, risk-free interest rate ranging from of 3.80% - 4.38%, and an expected life of 5 years.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

9.	Share capital (continued):

(f)	Settlement of liabilities:

During the nine months ended April 30, 2008, the Company issued 2,104,812 shares of its common stock as consideration for $14,720 in severance owed to a former employee of the Company.  The shares issued were valued using their quoted market value on the date the agreement was entered into.

(g)	Consulting agreement:

During the nine months ended April 30, 2008, the Company issued 600,000 shares of its common stock and 500,000 warrants to SKS Consulting of South Florida, Inc. as partial consideration under a consulting agreement. The fair value of the common stock of $2,710 and the fair value of the warrants in the amount of $1,907 was charged to administration expense.  George O’Leary, a member of our board of directors, is the president of SKS Consulting of South Florida, Inc.  No warrants or shares were issued to SKS Consulting of South Florida, Inc. during the nine months ended April 30, 2009.

10.	Net interest and financing expenses:

	Three months ended		Nine months ended
	April 30,	April 30,	April 30,	April 30,
	2009	2008	2009	2008

Interest accreted on convertible debentures (note 7)	$-	$6,628,384	$116,125	$15,737,411
Interest expense and finance charges on convertible debt and other	838,331	861,140	2,543,713	2,592,488
Amortization of deferred financing fees	-	251,197	-	753,591

	$838,331	$7,740,721	$2,659,838	$19,083,490

11.	Other income – settlement from patent litigation:

On September 12, 2007, the Company filed a complaint against Siemens VDO Automotive Corp. and Schrader-Bridgeport International, Inc. (“Schrader”) in the United States District Court for the Eastern District of Virginia alleging infringement of our United States Patent No. 5,231,872, entitled “Tire Monitoring Apparatus and Method.”  The case was styled SmarTire Systems, Inc. v. Siemens VDO Automotive Corp., Schrader-Bridgeport International, Inc. and Schrader Electronics Ltd., Civil Action No. 1:07cv932  (E.D. Virginia).

On February 20, 2008, the Company and Continental Automotive Systems US, Inc. (formerly Siemens VDO Automotive Corp.) entered into a Confidential Settlement and License Agreement, terminating the lawsuit between Siemens VDO Automotive Corp. and the Company.  The Company received net proceeds of $1,500,000 after legal contingency fees, from which the Company paid approximately $277,000 in litigation-related expenses. These litigation related expenses were incurred and charged to the statement of operations during the year ended July 31, 2008.  The Company recorded other income from this settlement in the amount of $1,500,000 during the three and nine months ended April 30, 2008.  No income was recorded related to this settlement during the three and nine months ended April 30, 2009.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

11.	Other income – settlement from patent litigation (continued):

On August 21, 2008, the Company and Schrader entered into a Confidential Settlement and License Agreement, terminating the lawsuit between Schrader and the Company.  The Company received net proceeds of $1,800,000 after legal contingency fees, from which the Company paid approximately $310,000 in litigation-related expenses. These litigation related expenses were incurred and charged to the statement of operations during the year ended July 31, 2008.  The Company recorded other income from this settlement in the amount of $nil and $1,800,000 during the three and nine months ended April 30, 2009 (three and nine months ended April 30, 2008 - $nil).

12.	Related party transactions:

(d)
  On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments, L.P., converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450,000 of the Company’s common shares.  After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix, under which YA Global Investments, L.P. or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

By virtue of their ownership, YA Global Investments LP (formerly known as Cornell Capital Partners) and its affiliates are considered related parties.  During the three and nine months ended April 30, 2009, the Company paid $nil (three and nine months ended April 30, 2008 - $nil) in cash interest payments to YA Global Investments and its affiliates, and $26,500 (nine months ended April 30, 2008 - $169,500) financing fees on convertible debentures issued to YA Global Investments and its affiliates.  During the nine months ended April 30, 2009, the Company made a cash repayment of $900,000 against a portion of the principal held by Xentenial Holdings Ltd. on its $30,000,000 10% convertible debentures issued on June 23, 2005.

The Company had the following financial instruments outstanding with YA Global Investments and its affiliates as at April 30, 2009:

Financial Instruments	Amount

Standby equity distribution agreement	$100,000,000
Preferred shares	3,085,440
Convertible debentures	32,956,098

It is unlikely that the Company will be permitted to draw on the $100 million SEDA as drawdowns are subject to an effective registration statement covering the underlying shares.  Based on our current market capitalization and outstanding debentures, we do not believe that the SEDA is a viable source of financing.

SMARTIRE SYSTEMS INC.
Notes to Consolidated Financial Statements
(Expressed in United States dollars)
 (Prepared in accordance with U.S. generally accepted accounting principles)
Three and nine months ended April 30, 2009 and 2008
(Unaudited)

12.	Related party transactions (continued):

(e)
During the nine months ended April 30, 2008, the Company issued 600,000 shares of its common stock and 500,000 warrants to SKS Consulting of South Florida, Inc. as partial consideration under a consulting agreement. The fair value of the common stock of $2,710 and the fair value of the warrants in the amount of $1,907 was charged to administration expense.  George O’Leary, a member of our board of directors, is the president of SKS Consulting of South Florida, Inc.  No warrants or shares were issued to SKS Consulting of South Florida, Inc. during the nine months ended April 30, 2009.

(f)
During the three and nine months ended April 30, 2009, the Company was charged $nil and $49,561 (three and nine months ended April 30, 2008 - $36,906 and $110,145) in directors fees.  As at April 30, 2009, $324,790 (July 31, 2008 - $305,375) was included in accounts payable and accrued liabilities as owed to Directors of the Company.  These amounts were incurred in the ordinary course of business are non- interest bearing, unsecured and due on demand.

(g)
On May 15, 2009, the Company entered into an independent contractor agreement with David Warkentin, a member of the Company’s board of directors and its former President and Chief Executive Officer, pursuant to which Mr. Warkentin will manage the licensing of patent rights retained by the Company after the Asset Sale.  Mr. Warkentin’s compensation pursuant to the agreement is $3,000 per month plus 5% of any proceeds realized by the Company from any patent litigation efforts that have been initiated prior to the termination of the agreement. The agreement may be terminated at any time by either party with 30 days’ written notice.

13.	Contingency:

On February 4, 2009, the Company was served with a Writ of Summons in the Supreme Court of British Columbia by Federal Express Canada Ltd. claiming unpaid invoices in the amount of approximately $131,000 (using the April 30, 2009 exchange rate of 1.2105 Canadian Dollars per US Dollar) for shipping services incurred during 2008.  On February 11, 2009, the Company filed an Appearance with the Supreme Court of British Columbia with respect to this matter.  As of April 30, 2009, the Company had accrued approximately $131,000 in “Accounts payable and accrued liabilities” on its consolidated balance sheet related to this matter.

14.	Comparative figures:

Certain figures have been reclassified to conform to the financial statement presentation adopted for the current year.

Information about the Buyer

Bendix CVS Canada Inc. is part of a group of companies that is one of the world’s leading manufacturers of braking systems for rail and commercial vehicles.  The buyer’s principal address is 675 Development Dr., Kingston, Ontario K7M 4W6, Canada and their telephone number is (800) 247-2725.

Regulatory approvals

No federal, state or provincial regulatory requirements must be complied with or approval obtained in connection with the Asset Sale.

Voting Requirements

The special resolution to ratify the Asset Sale is set forth below. To be effective, the special resolution to ratify the Asset Sale must be passed by the affirmative vote of not less than two-thirds of the votes cast. Pursuant to section 238 of the Business Corporations Act (British Columbia), every registered shareholder is entitled to dissent from the special resolution to ratify the Asset Sale. This right is described in detail below under the heading “Dissenting Shareholders’ Rights”.

Shareholder Resolution

The Company has entered into the Asset Purchase Agreement dated December 4, 2008 amongst Bendix CVS Canada Inc., Bendix Commercial Vehicle Systems LLC (as guarantor of Bendix CVS Canada Inc.), SmarTire Technologies Inc. and SmarTire USA, Inc., whereby the Company has agreed to sell substantially all of the assets of the Company, SmarTire Technologies Inc. and SmarTire USA, Inc. to Bendix CVS Canada Inc. on the terms and conditions as set out in the Asset Purchase Agreement.

Shareholder approval is being sought to pass the following special resolution:

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(a)
  In accordance with Section 301(1) of the Business Corporations Act (British Columbia) the sale of all or substantially all of the undertaking of the Company by the Company, SmarTire Technologies Inc. and SmarTire USA, Inc. to Bendix CVS Canada Inc. pursuant to the Asset Purchase Agreement, as such agreement may be amended from time to time be and is hereby ratified, confirmed and approved; and

(b)
  Any director or officer of the Company be and is hereby authorized, for and on behalf of and in the name of the Company, to execute and deliver any documents and instruments and take any such actions as such director or officer may determine to be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”

Our Board of Directors recommends a vote FOR the resolution approving the Asset Sale.

Dissenting Shareholders’ Rights

The following is a summary of the operation of the provisions of the British Columbia Business Corporations Act (“BCBCA”) relating to a shareholder's dissent and appraisal rights in respect of the Asset Sale. Such summary is not a comprehensive statement of the procedures to be followed by a shareholder who seeks such right of dissent and is qualified in its entirety by reference to the full text of Part 8, Division 2 of the BCBCA which is attached to this Proxy Statement and Information Circular as Appendix B. Any shareholder considering the exercise of the right of dissent should seek legal advice, since failure to comply strictly with the provisions of the BCBCA may prejudice the shareholder's right of dissent.

Only registered shareholders are entitled to the right of dissent. Any non-registered or beneficial shareholder (“Non-Registered Holder”) who wishes to dissent should arrange to have his or her common shares registered in his or her name prior to the applicable deadline for exercising the right of dissent or should make arrangements with the registered holder of his or her common shares to exercise the right of dissent on his or her behalf.

Pursuant to section 238 of the BCBCA, every registered shareholder who dissents from the Sale Resolution (a “Dissenting Shareholder”) in compliance with sections 237 to 247 of the BCBCA will be entitled to be paid by our company the fair value of the common shares held by such Dissenting Shareholder determined as at the point in time immediately before the passing of the resolution to ratify the Asset Sale (the “Sale Resolution”). A Dissenting Shareholder must dissent with respect to all common shares in which the holder owns a beneficial interest.

A registered shareholder who wishes to dissent must deliver written notice of dissent (a “Notice of Dissent”) to the Company at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, at least 2 days before the date on which the Sale Resolution is to be voted upon and such Notice of Dissent must strictly comply with the requirements of section 242 of the BCBCA. Any failure by a shareholder to fully comply may result in the loss of that holder’s dissent rights. Non-Registered Holders who wish to exercise Dissent Rights must arrange for the registered shareholder holding their common shares to deliver the Notice of Dissent.

The delivery of a Notice of Dissent does not deprive a Dissenting Shareholder of the right to vote at the meeting on the Asset Sale; however, a Dissenting Shareholder is not entitled to exercise the right of dissent with respect to any of his or her common shares if the Dissenting Shareholder votes in favour of the Sale Resolution. A vote against the Sale Resolution, whether in person or by proxy, does not constitute a Notice of Dissent. Failure to vote against the Sale Resolution does not constitute a wavier of the right of dissent.

A Dissenting Shareholder must prepare a separate Notice of Dissent for him or herself, if dissenting on his or her own behalf, and for each other person who beneficially owns common shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting; and must dissent with respect to all of the common shares registered in his or her name beneficially owned by the Non-Registered Holder on whose behalf he or she is dissenting. The Notice of Dissent must set out the number of common shares in respect of which the Notice of Dissent is to be sent (the “Notice Shares”) and:

(a)	if such common shares constitute all of the common shares of which the Dissenting Shareholder is the registered and beneficial owner, a statement to that effect;

(b)
  if such common shares constitute all of the common shares of which the Dissenting Shareholder is both the registered and beneficial owner but if the Dissenting Shareholder owns additional common shares beneficially, a statement to that effect and the names of the registered shareholders, the number of common shares held by such registered owners and a statement that written Notices of Dissent has or will be sent with respect to such common shares; or

(c)
  if the right of dissent is being exercised by a registered owner who is not the beneficial owner of such common shares, a statement to that effect and the name of the beneficial owner and a statement that the registered owner is dissenting with respect to all common shares of the beneficial owner registered in such registered owner's name.

We are required promptly after the later of (i) the date on which we form the intention to proceed with the Asset Sale (which we have already proceeded); and (ii) the date on which the written notice of dissent was received, to notify each Dissenting Shareholder of our intention to act on the Asset Sale. Upon receipt of such notification, each Dissenting Shareholder is then required, if the Dissenting Shareholder wishes to proceed with the dissent, within one month after the date of such notice to send to our company (a) a written statement that the Dissenting Shareholder requires our company to purchase all of our common shares; (b) the certificates representing such common shares; and (c) if the right of dissent is being exercised by the Dissenting Shareholder on behalf of a beneficial owner who is not the Dissenting Shareholder, a statement signed by the beneficial owner which sets out whether the beneficial owner is the beneficial owner of other common shares of our company, and if so, (i) the names of the registered owners of such shares; (ii) the number of such shares; and (iii) that dissent is being exercised in respect of such shares.  A shareholder who fails to send our company, within the required time frame, the written statements described above and the certificates representing the common shares in respect of which the Dissenting Shareholder dissents, forfeits the shareholder’s right to dissent.

On sending the required documentation to our company, the fair value for a Dissenting Shareholder’s common shares will be determined as follows:

(a)
  if our company and a Dissenting Shareholder agree on the fair value of the common shares, then we must promptly pay that amount to the Dissenting Shareholder or promptly send notice to the Dissenting Shareholder that the Company is lawfully unable to pay the Dissenting Shareholders for their common shares; or

(b)
  if a Dissenting Shareholder and our company are unable to agree on a fair value, the Dissenting Shareholder may apply to the Supreme Court of British Columbia to determine the fair value of the common shares, and we must pay to the Dissenting Shareholder the fair value determined by such court or promptly send notice to the Dissenting Shareholder that we are lawfully unable to pay the Dissenting Shareholders for their common shares.

We will be lawfully unable to pay the Dissenting Shareholder the fair value of his or her common shares if our company is insolvent or would be rendered insolvent by making the payment to the Dissenting Shareholder.  In such event, Dissenting Shareholders will have 30 days to elect to either (a) withdraw their dissent or (b) retain their status as a claimant and be paid as soon as we are lawfully able to do so or, in a liquidation, be ranked subordinate to its creditors but in priority to our shareholders.

If the Asset Sale is not implemented for any reason, Dissenting Shareholders will not be entitled to be paid the fair value for their common shares and the Dissenting Shareholders will be entitled to the return of any share certificates delivered to our company in connection with the exercise of the right of dissent.

Any notice required to be given by our company or a Dissenting Shareholder to the other in connection with the exercise of the right of dissent will be deemed to have been given and received, if delivered, on the day of delivery, or, if mailed, on the earlier of the date of receipt and the second business day after the day of mailing, or, if sent by telecopier or other similar form of transmission, the first business day after the date of transmittal.

The discussion above is only a summary of the Dissent Rights which are technical and complex. A shareholder who intends to exercise the right of dissent should carefully consider and comply with the provisions of sections 237 to 247 of the BCBCA. Persons who are Non-Registered Holders of our common shares registered in the name of an intermediary such as a broker, custodian, nominee, other intermediary, or in some other name, who wish to dissent should be aware that only the registered owner of such common shares is entitled to dissent.

It is suggested that any shareholder wishing to avail himself or herself of the right of dissent seek his or her own legal advice as failure to comply strictly with the applicable provisions of the BCBCA may prejudice the availability of such Dissent Rights. Dissenting Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.

PROPOSAL 2

NAME CHANGE

A requirement of the Asset Purchase Agreement is that the Company change the name of the Company from SmarTire Systems Inc. to TTC Technology Corp. or such other name as is approved by the regulatory authorities having jurisdiction.

Shareholder approval is being sought to pass the following special resolution:

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

(a)	The Company change its name from SmarTire Systems Inc. to TTC Technology Corp. or such other name as is approved by the regulatory authorities having jurisdiction; and

(b)
Any director or officer of the Company be and is hereby authorized, for and on behalf of and in the name of the Company, to execute and deliver any documents and instruments and take any such actions as such director or officer may determine to be necessary or desirable to implement this resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents or instruments and the taking of any such actions.”

Our Board of Directors recommends a vote FOR the resolution changing the name of our company.

  PROPOSAL 3

NUMBER OF DIRECTORS

Our articles provide that the number of directors on the board shall be no fewer than three directors and no greater than a number as fixed or changed from time to time by a directors’ resolution or ordinary resolution.

At the meeting, shareholders will be asked to pass an ordinary resolution to set the number of directors of the Company at three (3). An ordinary resolution needs to be passed by a simple majority of the votes cast on the resolution.

Our Board of Directors recommends a vote FOR the resolution setting the number of our directors at three (3).

  PROPOSAL 4

ELECTION OF DIRECTORS

Our directors are elected at each annual meeting and hold office until the next annual meeting or until their successors are appointed.  In the absence of instructions to the contrary, the enclosed proxy will be voted for David Warkentin and George O’Leary, whom management proposes to nominate.

Shares represented by proxies which are marked “Abstain” with respect to the election of any nominee will be counted for determination of a quorum, but will not be counted as either an affirmative vote for such nominee or a negative vote against the nominee.

Under the BCBCA, we are required to have three directors, but we could not find a third candidate who is willing to serve as our director. We plan to continue searching for a candidate who is willing to serve as our director.

Our Board of Directors recommends a vote FOR each of nominees.

The following information regarding our directors is relevant to your consideration of the nominees proposed by management:

Name Province/State Country of Residence Current Position(s) with the company Age	Principal Occupation Business or Employment for Last Five Years	Periods during which Nominee has Served as a Director	Number of Common Shares Owned
David Warkentin British Columbia Canada President, CEO and Director Age: 50
Mr. Warkentin was appointed as our President and Chief Executive Officer effective October 20, 2006. Mr. Warkentin joined our company on August 8, 2005, as Vice President of Sales and Marketing. During 2004 and 2005, Mr. Warkentin was the Vice President of Sales of Intrinsyc Software International, Inc. (TSX: ICS), a Canadian public company that provides engineering services to wireless mobile device makers as well as licensable software for the wireless telephone handset market. From 2000 until 2004, Mr. Warkentin was the Director of Sales for Silent Witness Enterprises Ltd., a Canadian company that manufactures security cameras and digital video recorders targeted to the financial, educational and corrections markets. On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.
		May 7, 2007 to present.	3,600,000 (3)

George O’Leary (1) (2) Florida United States Director Age: 45
Mr.  O’Leary has been the President of SKS Consulting of South Florida Corp. since 2000. Mr. O’Leary started SKS Consulting of South Florida Corp. in 2000 with the mission to help companies focus on their core businesses while shedding their non-core business assets.  Through SKS Consulting of South Florida Corp., Mr. O’Leary provides management consulting services to our company under a one year agreement dated January 23, 2007. Through SKS Consulting of South Florida, Mr. O’Leary provides management consulting services to various other companies, as well, including NS8 Corp. [OTC:NSEO], NeoMedia Technologies, Inc. (OTCBB:NEOM) and NeoGenomics, Inc. (OTCBB:NGNM).  Since April 12, 2007, he has been a director of NS8 Corp. [OTC:NSEO] and, since April 18, 2007 he has served as that company’s Chief Financial Officer.  SKS Consulting of South Florida provides consulting services to NS8 Corp.  Through SKS Consulting, Mr. O’Leary also provides management consulting services to NeoMedia Technologies, Inc. (OTCBB:NEOM).  He has been a member of their board of directors since February 2, 2007.  Since October, 2004, Mr. O’Leary has provided consulting services through SKS Consulting to NeoGenomics, Inc. (OTCBB:NGNM) and has served as a member of its board of directors since June 22, 2005. .
	May 7, 2007 to present.	2,600,000 (4)

(1)	Member of the Compensation Committee

(2)	Member of the Audit Committee.

(3)	Includes options to acquire up to 3,600,000 shares of our Common stock, exercisable within sixty days.

(4)	Includes warrants to acquire up to 1,400,000 shares of our common stock, exercisable within 60 days.

Except as otherwise disclosed below, no proposed director

(a)
is, as at the date of this Proxy Statement and Information Circular, or has been, within the preceding 10 years, a director or executive officer of any company that, while that person was acting in that capacity,

(i)	was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)
was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)
or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)
has, within the 10 years before the date of this Proxy Statement and Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(c)
is to be elected under any arrangement or understanding between the proposed director and any other person or company, except the directors and executive officers of the Company acting solely in such capacity.

On December 16, 2008, the British Columbia Securities Commission of Canada issued a cease trade order against our company for failure to file our annual financial statements and related management’s discussion and analysis as required under National Instrument 51-102. The order is still in effect. We plan to file our annual financial statements and related management’s discussion and analysis with the British Columbia Securities Commission, but given that w e do not expect to become current with our SEC filings at any point in the foreseeable future, as we were unable to secure funds in our post-closing operational budget for such items, it is unlikely that the cease trade order will be lifted in the foreseeable future.

Business Experience and Principal Occupation of Executive Officers and Significant Employees

The present principal occupation, business or employment of each of our directors is as set out above.  The following is a brief description of the present principal occupation, business or employment of each of our executive officers and key employees during the past five years indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out. An officer of our company is appointed by our Board of Directors and holds office until his death, resignation or removal from office.

David A. Dodge

Mr. Dodge joined our company in March 2008 as Interim Chief Financial Officer.  Previously, he served as Chief Financial Officer of NeoMedia Technologies, Inc. (OTCBB: NEOM), a U.S. public company, from 2002 through 2007.  From 1999 to 2002, Mr. Dodge held various finance-related positions with NeoMedia, including Director of Financial Reporting, Director of Financial Planning, and Controller.  Prior to his public company experience, Mr. Dodge was an auditor with Ernst & Young LLP.  Mr. Dodge holds a B.A. in economics from Yale University and an M.S. in accounting from the University of Hartford, and is also a Certified Public Accountant. Mr. Dodge is 33 years old.

Family Relationships

There are no family relationships between any of our directors, executive officers or person nominated or chosen to become a director or executive officer.

Involvement in Certain Legal Proceedings

There are no material proceedings in which our director or executive officer, or any associate of any such director or executive officer is a party adverse to our company or our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

None of our directors or person nominated to become a director or executive officer have been involved in any of the following events during the past five years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a United States federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended July 31, 2008, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Required Forms
David Dodge	1	1	1(1)

(1)
This individual was appointed as the Company’s Chief Financial Officer on April 9, 2008.  A Form 3 has not been filed.  The individual does not hold any shares, stock options, stock warrants, or other stock rights.

Our insider reports are also filed in Canada on its SEDI (system for electronic disclosure by insiders) at <www.sedi.ca>, however, we are not in a position to comment on the accuracy or completeness of such filings.

CORPORATE GOVERNANCE

Board and Committee Meetings

Our Board of Directors did not hold any formal meetings during the year ended July 31, 2008.  All proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors.  Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the British Columbia Business Corporations Act and our articles, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

During the year ended July 31, 2008, each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period on which he served.

We do not have a policy with regard to board members’ attendance at annual meeting.  One of our directors, Dave Warkentin, attended our previous annual meeting.

Board Facilitation of Independent Supervision over Management

Our Board of Directors facilitates its exercise of independent supervision over management by carefully examining issues and consulting with outside counsel and other advisors in appropriate circumstances. Our Board of Directors requires management to provide complete and accurate information with respect to our activities and to provide relevant information concerning the industry in which we operate in order to identify and manage risks. Our Board of Directors holds periodic board meetings to discuss our operations.

Independent Directors

William Cronin and Martin Gannon are independent directors. David Warkentin is not an independent director because he was our President and Chief Executive Officer from October 20, 2006 to December 11, 2008, and is currently paid fees as an independent contractor. George O’Leary is not independent because he is paid fees as a consultant. We used the definitions of independence under National Instrument 58-101 and Rule 4200(a)(15) of the NASDAQ Marketplace Rules in order to determine whether each director is independent.

Directorship

The following directors are also directors of the following other reporting issuers (or the equivalent in another jurisdiction):

Name of Director of the Company	Names of Other Reporting Issuers
George O’Leary	NS8 Corp. NeoMedia Technologies, Inc. NeoGenomics, Inc. Isonics Corporation Futuremedia PLC.

Orientation and Continuing Education

Due to the size of our Board of Directors, our Board of Directors does not have a formal process of orientation or education program for the new members of our Board of Directors. However, any new directors will be given the opportunity to (a) familiarize themselves with our company, the current directors and members of management; (b) review copies of recently publicly filed documents of our company, technical reports and our internal financial information; (c) have access to technical experts and consultants; and (d) review a summary of significant corporate and securities legislation. Due to our small size, our Board of Directors does not provide continuing education for directors. Board meetings may also include presentations by our management and consultants to give the directors additional insight into our business.

Ethical Business Conduct

Our Board of Directors has adopted a Code of Ethics that applies to our Chief Executive Officer and Chief Financial Officer, as well as other members of our senior management and senior financial team.  Such Code of Ethics complies with the requirements of the Sarbanes Oxley Act of 2002 and the rules thereunder for codes of ethics applicable to such officers.  Our Board of Directors will continue to evaluate its role and responsibilities with respect to new legislative and other requirements of the SEC.

Code of Ethics

Effective October 3, 2003, our Board of Directors adopted a Code of Business Conduct and Ethics and Compliance Program that applies to, among other persons, our company's President and Chief Executive Officer (being our principal executive officer), our company's Chief Financial Officer (being our principal financial and accounting officer and controller), as well as persons performing similar functions.  As adopted, our Code of Business Conduct and Ethics sets forth written standards that are designed to deter wrongdoing and to promote:

1.	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2.
full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the Securities and Exchange Commission and in other public communications made by us;

3.	compliance with applicable governmental laws, rules and regulations;

4.	the prompt internal reporting of violations of the Code of Business Conduct and Ethics to an appropriate person or persons identified in the Code of Business Conduct and Ethics; and

5.	accountability for adherence to the Code of Business Conduct and Ethics.

Our Code of Business Conduct and Ethics requires, among other things, that all of our company's personnel shall be accorded full access to our Chief Financial Officer with respect to any matter which may arise relating to the Code of Business Conduct and Ethics.  Further, all of our company's personnel are to be accorded full access to our Audit Committee if any such matter involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer or by any person who would be considered an "insider" for the purposes of our Insider Trading Compliance Policy by virtue of such person's relationship to the Chief Financial Officer.

In addition, our Code of Business Conduct and Ethics emphasizes that all employees, and particularly managers and/or supervisors, have a responsibility for maintaining financial integrity within our company, consistent with generally accepted accounting principles, and federal, provincial and state securities laws. Any employee who becomes aware of any incidents involving financial or accounting manipulation or other irregularities, whether by witnessing the incident or being told of it, must report it to his or her immediate supervisor or to our Chief Financial Officer. If the incident involves an alleged breach of the Code of Business Conduct and Ethics by the Chief Financial Officer, the incident must be reported to any member of our company's Audit Committee. Any failure to report such inappropriate or irregular conduct of others is to be treated as a severe disciplinary matter. It is against our company policy to retaliate against any individual who reports in good faith the violation or potential violation of our company's Code of Business Conduct and Ethics by another.

A copy of our Code of Business Conduct and Ethics was filed with the Securities and Exchange Commission as an exhibit to our Annual Report on Form 10-KSB on October 16, 2003. We will also provide a copy of the Code of Business Conduct and Ethics to any person without charge, upon request. Requests can be sent to SmarTire Systems Inc., 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, or via e-mail at info@smartire.com.

Director Nominations

We have no standing nominating committee or committee performing similar functions. Our Board of Directors believes that it is not necessary to have nominating committee because the functions of such committee are adequately performed by our Board of Directors.

There is no formal process for identifying new candidates. The process of identifying and evaluating candidates for board nomination sometimes begins with individual directors or management soliciting professional firms with whom we have an existing business relationship, such as law firms, accounting firms or financial advisory firms, for suitable candidates to serve as directors. It is followed by our Board of Directors’ review of the candidates’ resumes and interview of candidates. Based on the information gathered, our Board of Directors then makes a decision on whether to recommend the candidates as nominees for directors. There are no specific, minimum qualifications that our Board of Directors believes must be met by a candidate recommended by our Board of Directors. Each director participates in the consideration of director nominees.  We do not have any policy with regard to the consideration of any director candidates recommended by our shareholders.

Compensation

We have the compensation committee that is comprised of William Cronin, Martin Gannon and George O’Leary. Our compensation committee is responsible for investigating and recommending to our Board of Directors appropriate levels and types of compensation for our directors, officers and employees. Base salaries are reviewed annually. Consideration of salary adjustments, if any, is based on competitive market data of a relevant peer group of companies and individual performance.  Our compensation committee reviews and approves all salary adjustments as recommended by senior management.

Our compensation committee does not have a charter.

To determine the appropriate level of compensation for the directors and our Chief Executive Officer, our management provides our Board of Directors with recommendations based on numerous factors such as competitive market data.  Our Board of Directors approves compensation levels for the directors and Chief Executive Officer.

During the year ended July 31, 2008, our compensation committee did not meet or act by written resolution.

Other Board Committees

We do not have standing committees other than our audit committee and compensation committee.

Assessment

Our Board of Directors has no specific procedures for regularly assessing the effectiveness and contribution of our Board of Directors, its committees, or individual directors. As our Board of Directors is relatively small, it is expected that a significant lack of performance on the part of a committee or individual director would become readily apparent, and could be dealt with on a case-by-case basis. With respect to our Board of Directors as a whole, our Board of Directors monitors its performance on an ongoing basis, and as part of that process considers the overall performance of our company and input from our shareholders.

Communications with the Board of Directors

The company does not have a process for shareholders to send communications to the board of directors. Due to the large number of shareholders and limited administrative resources resulting from insufficient funding, we are not able to maintain such a process.

PROPOSAL 5

APPOINTMENT OF AUDITORS

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted to appoint BDO Dunwoody LLP, Chartered Accountants, of Vancouver, British Columbia, as our auditors for the fiscal year ending July 31, 2009 and to authorize our directors to fix the remuneration to be paid to the auditors. BDO Dunwoody LLP was first appointed as auditor for our company on July 28, 2006.

Shares of our common stock represented by proxies which are marked “Abstain” with respect to the appointment of the auditor will be counted for determination of a quorum, but will not be counted as either an affirmative vote for or a negative vote against such appointment.

Our Board of Directors recommends a vote FOR the appointment of BDO Dunwoody LLP, Chartered Accountants, of Vancouver, British Columbia, as our auditors for the fiscal year ending July 31, 2009 and the authorization of our directors to fix the remuneration to be paid to the auditors.

Representatives of BDO Dunwoody LLP will not be present at the meeting to respond to shareholders’ questions. However, we will provide contact information for BDO Dunwoody LLP to any shareholders who would like to contact the firm with questions.

Audit Committee

We have an Audit Committee that is comprised of William Cronin, Martin Gannon and George O’Leary.  This committee is directed to review the scope, cost and results of the independent audit of our books and records, the results of our annual audit and the adequacy of our accounting, financial, and operating controls; to recommend annually to the Board of Directors the selection of the independent auditor; to consider proposals made by the independent auditor for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters.

The Board of Directors has determined that each member of the audit committee is financially literate, that the audit committee has at least one member who is an “audit committee financial expert,” as defined by the Securities and Exchange Commission, and that Martin Gannon is an “audit committee financial expert.”  Mr. Cronin and Mr. Gannon are independent as defined by Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

During our year ended July 31, 2008, our Audit Committee held four meetings.  Other business of the Audit Committee was conducted by resolutions consented to in writing by all members of the Audit Committee and filed with the minutes of the proceedings of the Audit Committee.

Report of the Audit Committee

The following is the Report of the Audit Committee.  For the year ended July 31, 2008, the Audit Committee has:

1.	reviewed and discussed the audited consolidated financial statements with the company’s management;

2.
discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

3.
received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants its independence; and

4.
recommended to the Board of Directors that the audited financial statements be included in our company's annual report on Form 10-KSB for the period ended July 31, 2008, based on the review and discussions referred to above.

Mr. William Cronin
Mr. Martin Gannon
Mr. George O’Leary

Audit Committee Charter

The full text of our audit committee’s charter, which is adopted by our Board of Directors is disclosed as Appendix C to this Proxy Statement and Information Circular.

Composition of the Audit Committee

Our audit committee is comprised of William Cronin, Martin Gannon, and George O’Leary. William Cronin and Martin Gannon are independent, while George O’Leary is not independent.

Our Board of Directors has determined that each member of our audit committee is financially literate. Our Board of Directors has determined that Martin Gannon qualifies as an "audit committee financial expert" as such term is defined by Regulation S-K of the Securities Exchange Act of 1934, as amended.

Reliance on Certain Exemptions

Since the commencement of our most recently completed fiscal year, we have not relied on the exemptions contained in sections 2.4 or 8 of National Instrument 52-110.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditors, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditors in the fiscal year in which the non-audit services were provided.  Section 8 (Exemptions) permits a company to apply to a securities regulatory authority for an exemption from the requirements of National Instrument 52-110 in whole or in part.

External Auditor Service Fees

The aggregate fees billed or expected to be billed for the most recently completed fiscal years ended July 31, 2008 and 2007 for professional services rendered by BDO Dunwoody LLP, for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by BDO Dunwoody LLP, in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Fiscal year	Fiscal year
Nature of service	2008	2007
Audit fees (1)	$205,504	$223,131
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-

(1)
These are fees for professional services performed by BDO Dunwoody LLP for the audit of our annual financial statements and reviewing our quarterly financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements.

Pre-Approval Policies

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our auditors are engaged by the Company or its subsidiaries to render any auditing or permitted non-audit related service, the engagement be:

•	approved by the Company's audit committee; or

•
entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The audit committee has pre-approved all services provided by the Company's independent auditor, has considered the nature and amount of the fees billed by our auditor, and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining our auditors’ independence. The process the audit committee follows in pre-approving audit and non-audit services to be provided by the auditor in order to ensure independence of the auditor are as follows:

(1)
Annually the auditor provides the audit committee with a list of the audit-related and non-audit services that are anticipated to be provided during the year for pre-approval. The audit committee reviews the services with the auditor and management considering whether the provision of the services is compatible with maintaining the auditor's independence.

(2)	Upon pre-approval of the services on the initial list, management may engage the auditor for specific engagements that are within the definition of the pre-approved services.

(3)
The audit committee delegates approval authority to the Chair of the audit committee for requests for services not previously presented to the audit committee for pre-approval. Any services approved by the Chair are reported to the full audit committee at the next meeting.

(4)
A final detailed review of all public accounting services and fee amounts is performed by the audit committee prior to the audit opinion being issued at year end. At that time, the auditor provides the audit committee with the annual independence letter and the form and content of fees disclosure for the Company's annual report.

Exemption

We are relying on the exemption provided by section 6.1 of National Instrument 52-110 which provides that our company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of National Instrument 52-110.

SUMMARY OF EXECUTIVE COMPENSATION

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended July 31, 2008; and

(c)
up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the fiscal year ended July 31, 2008, who we will collectively refer to as our named executive officers, of our company for the fiscal years ended July 31, 2008 and 2007, are set out in the following summary compensation table:

Summary Compensation (1)
Name and Principal Position	Year	Salary	Bonus	Option awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compen- sation (3)	Total ($)

Dave Warkentin, Principal	2008	$211,382	-	$16,058	-	-	-	$227,440
Executive Officer (4)	2007	$176,117	-	$115,201	-	-	$13,324	$304,642

Shawn Lammers, Vice	2008	$157,812	-	$7,877	-	-	-	$165,689
President, Engineering	2007	$139,601	-	$21,815	-	-	-	$161,416

Greg Tooke, Vice President,	2008	$117,443	-	$13,602	-	-	-	$131,045
Product & Supply Chain	2007	$112,350	-	$21,880	-	-	-	$134,230

(1)
The average of the closing foreign exchange rates for the years ended July 31, 2008 and 2007, as calculated by using the reported daily rates posted by the Federal Reserve Bank of New York, was CDN$1.007 to every US$1.00, and CDN$1.1258 to every US$1.00, respectively. For the purposes of this table, executive compensation paid in Canadian currency to the Named Executive Officers has been converted into United States currency at these rates.

(2)	Represents stock based compensation expense recognized in the financial statements in accordance with FAS 123(R)

(3)
The value of perquisites and other personal benefits, securities and property for the Named Executive Officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus is not reported herein.   Amounts paid to Dave Warkentin in 2007 represent sales commissions earned while Mr. Warkentin was in the position of Vice-President of Sales and Marketing.

(4)	On December 11, 2008, in connection with the Asset Sale, David Warkentin resigned as Chief Executive Officer of the Company. He retains his position on the Company’s board of directors.

LONG TERM INCENTIVE PLAN AWARDS

A long term incentive plan is “a plan providing compensation intended to motivate performance over a period greater than one financial year” and does not include option or stock appreciation rights plans or plans for compensation through shares or units that are subject to restrictions on resale.  The company awarded no long term incentive plans to any Named Executive Officer during the fiscal year ended July 31, 2008.

STOCK APPRECIATION RIGHTS

A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of our company’s common shares.  No SARs were granted to, or exercised by, any named executive officer or any directors during the fiscal year ended July 31, 2008.

OPTION/SAR GRANTS DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

No share options were granted to the Named Executive Officers during the financial year ended July 31, 2008 and no share options were exercised by the Named Executive Officers during the financial year ended July 31, 2008.  There were no unexercised in-the-money options outstanding as of July 31, 2008.

No share options were repriced on behalf of the Named Executive Officers during the financial year ended July 31, 2008.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

No management functions of our company are performed to any substantial degree by a person other than our directors or senior officers.

On May 15, 2009, we entered into an independent contractor agreement with David Warkentin, a member of our board of directors and our former President and Chief Executive Officer, pursuant to which Mr. Warkentin will manage the licensing of patent rights retained by the Company after the Asset Sale.  Mr. Warkentin’s compensation pursuant to the agreement is $3,000 per month plus  5% of any proceeds realized by the Company from any patent litigation efforts that have been initiated prior to the termination of the agreement. The agreement may be terminated at any time by either party with 30 days’ written notice.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS d aily remuneration of $1,000 per day cash for work performed, plus 100,000 shares per month at the end of each month for the period January 1, 2007 through December 31, 2007, and 100,000 warrants per month exercisable into common shares of at $0.03 per warrant.  SKS also earned 200,000 warrants with an exercise price of $0.06 per share for meeting performance milestones in connection with organizational restructuring and securing financing.

Effective August 1, 1999, our Board of Directors approved a new management agreement with Shawn Lammers, which calls for payment of a base salary of CDN$120,000 (approximately $120,000) per annum subject to increase from time to time, plus incentive compensation as determined by our incentive compensation plan. Effective January, 1, 2006, Mr. Lammers' salary was increased to CDN$155,496 (approximately $155,496) per annum. Our incentive compensation plan expired on July 31, 2002. The agreement with Mr. Lammers requires us to pay a termination allowance in the event of the termination of Mr. Lammers' employment other than for just cause. The termination allowance is equal to the annual salary.  On February 3, 2005 we amended Mr. Lammers' management agreement whereby in the event that the employment of Mr. Lammers is terminated within 12 months of an acquisition, hostile takeover or merger, and the termination is without cause, we, at our option, will either (i) pay upon termination an amount equal to the salary payable to Mr. Lammers of one year from the date of termination plus one month for each year of employment up to a maximum of two years or (ii) pay upon termination an amount equal to Mr. Lammers’ annual salary in effect on the termination date.

Effective August 8, 2005, our Board of Directors approved a management agreement with David Warkentin which calls for payment of a base salary of CDN$130,000 (approximately $130,000) per annum plus quarterly commissions ranging from 5% to 100% of the base salary amount if certain predetermined performance criteria are met.  Effective April 24, 2006, Mr. Warkentin’s base salary was increased to CDN$150,000 (approximately $150,000) per annum. Effective October 20, 2006, Mr. Warkentin’s base salary was increased to CDN$210,000 (approximately $210,000) per annum. Mr. Warkentin’s new management agreement dated as of October 20, 2006, calls for payment of a base salary of CDN$210,000 (approximately $210,000) per annum subject to increase from time to time.  In the event of Mr. Warkentin’s termination for any reason other than for just cause after twelve months after the effective date of the management agreement, but within twenty-four months of the effective date of the management agreement, we must either continue to pay Mr. Warkentin’s salary and provide the benefits until nine months from the date of termination or pay nine months’ salary in lieu of notice.  In the event of termination for any reason other than for just cause twenty-four months after the effective date of the management agreement, we must either continue to pay Mr. Warkentin’s salary and provide the benefits until twelve months from the date of termination or pay twelve months’ salary in lieu of notice.  Any stock options that have been granted but that have not yet vested shall immediately terminate, and vested options may be exercised for a period of 30 days only after the final payment.  Notwithstanding anything else in the management agreement, in the event that Mr. Warkentin’s employment is terminated within eighteen months of an acquisition, a hostile takeover or a merger and the termination is without cause, we must either continue to pay the salary under the management agreement and provide benefits until the termination date or pay upon termination an amount equal to the salary payable to the termination date in lieu of notice.  Any stock options that have been granted but that have not yet vested shall immediately vest at the date of the final payment of termination amounts, and may be exercised for a period of 30 days after the final payment.

On April 4, 2008 the Company named David A. Dodge as its Interim Chief Financial Officer.  Mr. Dodge operates pursuant to a consulting agreement and is paid for time incurred.  On the same date, Jeff Finkelstein, former Chief Financial Officer, resigned from the Company for personal reasons.  Mr. Finkelstein did not have any disagreement with our company or any matter relating to our operations, policies or practices.

On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.  Mr. Warkentin did not have any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. The Company does not currently have a Chief Executive Officer.   In connection with the termination of employment, the Company made payments to Mr. Warkentin totaling CDN $217,466 (approximately $172,400) for severance obligations pursuant to his employment contract and Canadian employment law.

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450 ,000 of the Company’s common shares as follows:

	Face	Accrued	Total	Shares
	Value	Interest	Amount	Issued Upon
Debenture Issuance Date	Converted	Converted	Converted	Conversion
January 17, 2008	$392,000	$43,303	$435,303	5,441,287,500
February 20, 2008	$74,000	$7,347	$81,347	1,016,837,500
June 20, 2008	$269,000	$16,007	$285,007	3,562,587,500
August 1, 2008	$152,500	$6,969	$159,469	1,993,362,500
August 15, 2008	$100,000	$4,110	$104,110	1,301,375,000
	$987,500	$77,736	$1,065,236	13,315,450,000

After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP.

Other than as discussed above, we have no plans or arrangements in respect of remuneration received or that may be received by named executive officers in fiscal 2009 to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $100,000 per named executive officer.

OUTSTANDING EQUITY AWARDS TO EXECUTIVE OFFICERS

The following table provides details of the outstanding equity awards for each executive officer at the end of fiscal 2008.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Dave Warkentin	2,000,000	-	-	$0.035	8/10/2010	-	-	-	-
Principal Executive	550,000	-	-	$0.035	12/29/2010	-	-	-	-
Officer	550,000	-	-	$0.070	12/29/2010	-	-	-	-
	500,000	-	-	$0.035	5/29/2011	-	-	-	-
		-	-			-	-	-	-
Shawn Lammers	332,600	-	-	$0.200	8/12/2008	-	-	-	-
Vice President,	3,000,000	-	-	$0.030	12/19/2009	-	-	-	-
Engineering	550,000	-	-	$0.035	12/29/2010	-	-	-	-
	550,000	-	-	$0.070	12/29/2010	-	-	-	-
		-	-			-	-	-	-
Greg Tooke	118,800	-	-	$0.200	8/12/2008	-	-	-	-
Vice President,	740,000	-	-	$0.030	1/18/2010	-	-	-	-
Product and	150,000	-	-	$0.035	12/29/2010	-	-	-	-
Supply Chain	150,000	-	-	$0.070	12/29/2010	-	-	-	-
	400,000	-	-	$0.035	5/29/2011	-	-	-	-
	300,000	-	-	$0.070	5/29/2011	-	-	-	-

OTHER COMPENSATION PLANS APPLICABLE TO DIRECTORS AND EXECUTIVE OFFICERS

Directors and executive officers have received from time to time incentive stock options to purchase Common Shares as awarded by the Board of Directors in consultation with the Compensation Committee.

Effective November 2, 2004 the Company revised its formal directors' compensation policy whereby directors are compensated for all meetings that they attend in person at the rate of $1,500 per day, which includes travel time to and from each meeting, and for all meetings that they participate by teleconference or other electronic means at the rate of $500 per day. Effective July 26, 2007 the Directors agreed to revise the daily meeting compensation rate to $1,000 per day.

Directors who participate in a meeting of any committee of the Board of Directors are entitled to compensation at the rate of $500 per day for attendance in person, and at the rate of $300 per day for participation by teleconference or other electronic means. Such fees are payable only if the meeting of the Board or of a committee of the Board, as the case may be, is more than one-half hour in duration. Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

Effective March 27, 2006 the Company supplemented its formal directors' compensation policy whereby effective for fiscal 2006 year, non-employee directors are paid $35,000 as a base retainer, $5,000 for acting as a member of a committee, $10,000 for acting as the chair of a committee, $15,000 for acting as the chair of the audit committee and $50,000 for acting as the chairman of the Board of Directors. On July 23, 2007, the directors agreed to reduce their annual retainer to $4,000 per month, effective May 1, 2007, of which $2,500 will be paid in shares and $1,500 would be paid in cash.

The Company's Board of Directors may award special remuneration to any director undertaking any extraordinary services on behalf of the Company other than services ordinarily required of a director. Other than as indicated below, no director received and/or accrued any compensation for his services as a director, including committee participation and/or extraordinary assignments.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS d aily remuneration of $1,000 per day cash for work performed, plus 100,000 shares per month at the end of each month for the period January 1, 2007 through December 31, 2007, and 100,000 warrants per month exercisable into common shares of at $0.03 per warrant.  SKS also earned 200,000 warrants with an exercise price of $0.06 per share for meeting performance milestones in connection with organizational restructuring and securing financing.

There are no arrangements or plans in which the Company provides pension, retirement or similar benefits for directors or executive officers.

For the fiscal year ended July 31, 2008 the directors were paid as follows:

Name	Fees earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Bill Cronin	$48,900	-	-	-	-	-	$48,900	(1)
Martin Gannon	48,900	-	-	-	-	-	48,900	(2)
George O'Leary	48,900	-	-	-	-	45,059	93,959	(3)
Dave Warkentin	-	-	-	-	-	-	-

	$146,700	$-	$-	$-	$-	$45,059	$191,759

(1)	$17,700 paid in fiscal 2008; $134,542 owed at July 31, 2008. At July 31, 2008, Mr. Cronin held 87,246 common shares of our company and options to purchase 2,773,750 common shares of our company.

(2)	$7,700 paid in fiscal 2008; $115,833 owed at July 31, 2008. At July 31, 2008, Mr. Gannon held 9,900 common shares of our company and options to purchase 2,650,050 common shares of our company.

(3)
$7,400 paid in fiscal 2008; $55,000 owed at July 31, 2008 related to board service.  Other compensation includes amounts paid to SKS Consulting of South Florida, Inc., of which Mr. O'Leary is President, for consulting services rendered.  During the year ended July 31, 2008 SKS Consulting of South Florida, Inc. earned the following fees for services: (i) $68,673 cash fees, of which $40,442 was paid during the fiscal year; (ii) 600,000 common shares valued at $2,710; and (iii) 500,000 warrants with an exercise price of $0.03 per share with an aggregate value of $1,907.  Shares and warrants are accounted for under the provisions of SFAS 123(R), which requires recognition of the fair value of equity-based compensation. The fair value of warrants was estimated using a Black-Scholes option valuation model. This methodology requires the use of subjective assumptions in implementing SFAS 123(R), including expected stock price volatility and the estimated life of each award. At July 31, 2008, Mr. O’Leary and SKS Consulting of South Florida Corp. held 1,400,000 common shares of our company and warrants to purchase 2,773,750 common shares of our company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We have adopted 13 formal stock incentive plans, two of which were approved by our shareholders at our 1998 Annual General Meeting, two of which were approved at our 2000 Annual General Meeting, two of which were adopted at our 2002 Annual General Meeting, two of which were adopted by our Board of Directors on August 11, 2003, one of which was adopted by our Board of Directors on December 17, 2004, one of which was approved by our shareholders at our 2004 Annual General Meeting, one of which was approved by our shareholders at our 2005 Annual General Meeting, one of which was adopted by our Board of Directors on December 8, 2005 and one of which was approved by our shareholders at our 2006 Annual General Meeting.

Seven of these stock incentive plans provide for awards to eligible employees of our company or of any related entity who are resident in the United States and/or subject to taxation in the United States; the other six stock incentive plans provide for awards to all other eligible employees of our company or of any related entity.

To date, we have granted to directors, officers, employees and consultants incentive stock options to purchase shares of our common stock subject to and in accordance with the prevailing policies of the stock exchange on which our shares were then listed. Options are granted based on the assessment by our Board of Directors and/or compensation committee of the optionee's past and present contributions to our success. These options are not transferable and are exercisable from the date granted until the earliest of (i) such number of years (up to 10 years) from the date of the grant, or (ii) such number of days following the death of the optionee as is specified in each optionee's option agreement.

The following table sets out equity compensation plan information as of July 31, 2008:

Equity Compensation Plan Information
			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted-Average Exercise	Future Issuance Under
	Issued Upon Exercise of	Price of Outstanding	Equity Compensation Plans
	Outstanding Options,	Options, Warrants and	(Excluding Securities
	Warrants and Rights	Rights	Reflected in Column (a))

Plan Category	(a)	(b)	(c)
Equity compensation plans approved by securityholders	6,759,800	$0.079	14,364,196

Equity compensation plans not approved by securityholders	574,664,802	$0.031	33,136,713

Total	581,424,602	$0.031	47,500,909

Equity compensation plans not approved by security holders consists of 557,375,000 warrants and 24,049,602 stock options granted under the plans not approved by security holders. The options currently outstanding under the “2005 US Stock Incentive Plan” and the “2005 Stock Incentive Plan” vest over two years, except options granted to directors, which vest immediately.  The options currently outstanding under the "2003 and 2004 US Stock Incentive Plan" and the "2003 and 2004 Stock Incentive Plan" generally vest immediately. The options currently outstanding under the "2000 and 2002 Stock Incentive Plan" have vested as at July 31, 2008. The exercise price of each option is generally based on the fair value of the common stock at the date of grant. These options have a five year term.

INDEBTEDNESS TO COMPANY OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

None of our directors, executive officers or nominees for a seat on the Board of Directors, nor any of their associates, is indebted to our company nor have any of these persons been indebted to our company since the beginning of our most recently completed financial year (August 1, 2007).  Further, we have not guaranteed or made any similar arrangement in respect of any debt owed by any of these persons, if any, to a third party.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Proxy Statement and Information Circular, no director or executive officer of our company who has been a director or executive officer since the beginning of our last fiscal year, proposed nominee for election as a director of our company, or associate or affiliates of any such directors, officers or nominees, has any material interest, direct or indirect, by way of beneficial ownership of our common shares or otherwise, in any matter to be acted upon at the meeting other than the election of directors or the appointment of the auditors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Except as disclosed herein, no director, executive officer, proposed nominee for election as a director of our company, shareholder holding at least 5% of our issued and outstanding common shares, or any family member thereof or any associate or affiliate of any of the foregoing persons, has had any material interest, direct or indirect, in any transaction, or proposed transaction since the end of the year ended July 31, 2006, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years, or which has materially affected or would materially affect our company or any of our subsidiaries.

On January 23, 2007, we entered into a consulting agreement with SKS Consulting of South Florida Corp. (“SKS”). George O’Leary, a member of our Board of Directors, is the president of SKS.  The agreement was effective for the period from January 1, 2007 through December 31, 2007.  In consideration for the services rendered by SKS to us throughout the term of the engagement, we paid SKS d aily remuneration of $1,000 per day cash for work performed, plus equity-based consideration.  During the year ended July 31, 2008, the Company issued 600,000 shares (2007 - 600,000) of its common stock and 500,000 warrants (2007 - 900,000) to SKS as consideration under the consulting agreement.  The fair value of the common stock of $2,710 (2007 - $13,625) and the fair value of the warrants in the amount of $1,907 (2007 - $18,742) were charged to administration expense.

The services of Mr. George O’Leary, a director, are provided pursuant to a consulting agreement dated January 23, 2007. For further detail concerning Mr. O’Leary’s consulting agreement, please refer to the section of this Proxy Statement and Information Circular entitled “Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

The services of our executive officers are provided pursuant to various management agreements. For further detail concerning this management agreement, please refer to the section of this Proxy Statement and Information Circular entitled “Employment Contracts and Termination of Employment and Change in Control Arrangements” above.

On April 4, 2008 the Company named David A. Dodge as its Interim Chief Financial Officer.  Mr. Dodge operates pursuant to a consulting agreement and is paid for time incurred.  On the same date, Jeff Finkelstein, former Chief Financial Officer, resigned from the Company for personal reasons.  Mr. Finkelstein did not have any disagreement with our company or any matter relating to our operations, policies or practices.

On December 11, 2008, in connection with the sale of the Company’s tire pressure monitoring system business and related assets to Bendix CVS Canada Inc., David Warkentin ended his service as Chief Executive Officer of the Company.  Mr. Warkentin will remain as a director of the Company.  Mr. Warkentin did not have any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. The Company does not currently have a Chief Executive Officer.   In connection with the termination of employment, the Company made payments to Mr. Warkentin totaling CDN $217,466 (approximately $172,400) for severance obligations pursuant to his employment contract and Canadian employment law.

On December 19, 2008, Xentenial Holdings Limited, a wholly owned subsidiary of YA Global Investments LP, converted face value in the aggregate amount of $1,065,236 of various secured convertible debentures issued by the Company into a total of 13,315,450 ,000 of the Company’s common shares. After the conversion, the Company had 19,342,461,198 common shares outstanding, of which Xentenial Holdings Limited was the holder of 13,315,450,000, or 68.8%, of the Company’s total outstanding common shares.  Upon completion of the conversion, a change in control of the Company occurred.  The conversion was executed pursuant to the terms of a Voting Arrangement Agreement dated December 4, 2008 completed in connection with the Asset Sale, under which YA Global Investments LP or its affiliated companies were required to convert into a number of shares sufficient to guarantee approval of the Asset Sale by the Company’s shareholders.

After the conversion, YA Global Investments LP and its affiliated companies hold secured convertible debentures with face value and accrued interest totaling $22 million, the majority of which are convertible into the Company’s common shares at a discount to the market price of the Company’s common shares at the time of conversion.   All of the debentures held by YA Global Investments LP and its affiliates are currently in default and callable by YA Global Investments LP.

On May 15, 2009, we entered into an independent contractor agreement with David Warkentin, a member of our board of directors and our former President and Chief Executive Officer, pursuant to which Mr. Warkentin will manage the licensing of patent rights retained by the Company after the Asset Sale.  Mr. Warkentin’s compensation pursuant to the agreement is $3,000 per month plus  5% of any proceeds realized by the Company from any patent litigation efforts that have been initiated prior to the termination of the agreement. The agreement may be terminated at any time by either party with 30 days’ written notice.

The promoters of our company are its directors and officers.

Policies and Procedures with Respect to Transactions with Related Persons

It has been a policy of our Board of Directors to approve any transaction with related persons.

Also under our Code of Business Conduct and Ethics and Compliance Program adopted by our Board of Directors on October 3, 2003, directors, officers and employees of our company are expected to make decisions and take actions based on the best interests of our company, as a whole, and not based on personal relationships or benefits. Generally, a "conflict of interest" is an activity that is inconsistent with or opposed to the best interest of our company or one which gives the appearance of impropriety. As conflicts of interest can compromise the ethical behavior of our personnel, they should be avoided.

Also employees should avoid any relationship which would create a conflict of interest. Employees are expected to disclose such relationships and conflicts to their immediate supervisors. Conflicts of interest involving those with whom we do business should also be disclosed in writing to such third parties. Any waivers of conflicts of interest must be approved by the Board of Directors or an appropriate committee.

Members of the Board of Directors are to disclose any conflicts of interest and potential conflicts of interest to the entire Board of Directors as well as the committees on which they serve. Directors are to excuse themselves from participation in any decision of the Board or a committee thereof in any matter in which there is a conflict of interest or potential conflict of interest.

All our directors, officers and employees and their family members must avoid any direct or indirect financial relationship with third parties with whom we have relationships which would involve a conflict of interest or a potential conflict of interest or compromise the individual's loyalty to our company. Written permission must be obtained from our Chief Financial Officer before any such individual commences an employment, business or consulting relationship with third parties with whom we have relationships; provided, however, if such individual is the Chief Financial Officer or any person who would be considered an "Insider" for the purposes of our Insider Trading Compliance Policy by virtue of such person's relationship to the Chief Financial Officer, written permission must be obtained from the Audit Committee.

All our directors, officers and employees may serve on the boards of directors of other profit-making organizations to the extent that such service will not interfere or conflict with their respective duties to our company. No officers and employees of our company may serve on the boards of directors of any business organization which is a competitor of our company, without the informed consent of our Board of Directors.

Individuals who serve as directors of other companies in the circumstances permitted hereunder may retain any compensation earned from that outside directorship unless otherwise specifically prohibited by our company. Unless otherwise specifically authorized by the Board of Directors, individuals may not receive any form of compensation (whether in the form of cash, stock or options) for service on a board of director of another business organization if such service is at the request of our company or in connection with the investment of our company in such business organization. All individuals must excuse themselves from any matters pertaining to our company and the business organization of which they are directors.

We reserve the right to request any individual to resign his or her position as a director of other business organizations if determined to be in the best interests of our company. We may terminate our relationship with any individual who does not comply with our request in this regard.

TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement and Information Circular, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual and Special Meeting of Shareholders that will come before the meeting.  Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

AVAILABLE DOCUMENTS

Additional information relating to our company is available on the United States Securities and Exchange Commission’s website at www.sec.gov and on SEDAR at www.sedar.com. Shareholders may contact the Corporate Secretary of our company at our principal executive office at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971 to request the copies of our annual report or quarterly report which includes our financial statements and MD&A, subject to (i) in the case of persons who do not hold our securities, the payment of a reasonable charge and (ii) in any event, that we may require payment of a reasonable charge for exhibits to our annual report or quarterly report.

Financial information is provided in our comparative financial statements and MD&A (which is included in our latest Annual Report on Form 10-KSB/A) for our most recently completed financial year.

Copies of any documents to be considered, approved, ratified, adopted or authorized, or signed or given effect at the meeting will be available for inspection by shareholders at our records office at 800 – 855 West Georgia Street, Vancouver, British Columbia, V6C 3H1, Canada, during normal business hours up to August 4, 2009, being the date of the meeting, and at the meeting.

We will provide, without charge, to each person to whom this Proxy Statement and Information Circular is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request a copy of any and all of the information that has been incorporated by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement and Information Circular incorporates). Please contact the Corporate Secretary of our company at our principal executive office at 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971, or at (239) 691-1873, for such request.

ANNUAL REPORT

The Annual Report to our shareholders for the fiscal year ended July 31, 2008 is being mailed to the shareholders concurrently herewith, but such report (other than the financial statements included in the report) is not incorporated into this Proxy Statement and Information Circular and is not deemed to be part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIAL

We are sending only one set of 2008 annual and special meeting materials to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple packages. This practice, known as “householding” is intended to eliminate duplicate mailings, conserve natural resources and help us reduce our printing and mailing costs.

If you share an address with another shareholder and receive only one set of 2008 annual and special meeting materials and would like to request a separate set of 2008 annual and special meeting materials, please send your request to: 5781 Lee Blvd., Suite 208, Box 243, Lehigh Acres, FL 33971. We will deliver a separate set of these materials promptly upon receipt of your written request.

If you share an address with another shareholder and receive multiple sets of 2008 annual and special meeting materials and would like to request delivery of a single set of 2008 annual and special meeting materials, please send your request using the same method as set forth above.

SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

All proposals of shareholders intended to be included in our proxy statement and information circular and form of proxy relating to the annual meeting of our shareholders for the year ending July 31, 2009 (the "2009 Annual Meeting") must be at our principal executive office not less than 120 calendar days before June 5, 2009. If we change the date of our next annual meeting of shareholders by more than 30 days from the date of the previous year’s annual meeting of shareholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934 , which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

Shareholders may also submit a proposal to be considered at the 2009 Annual Meeting pursuant to section 188 of the Business Corporations Act which set forth specific requirements and limitations applicable to proposals at annual meetings of shareholders. Such proposal must be received at our registered office at least three months before the anniversary of the 2008 Annual Meeting.

With respect to business to be brought before the 2008 Annual Meeting to be held on August 4, 2009, we have not received any notices from shareholders that we were required to include in this Proxy Statement and Information Circular.

APPROVAL AND CERTIFICATE

The undersigned hereby certifies that the contents and the mailing of this Proxy Statement and Information Circular have been approved by the Board of Directors.

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

IT IS AN OFFENCE UNDER CERTAIN SECURITIES LEGISLATION FOR A PERSON OR COMPANY TO MAKE A STATEMENT IN A DOCUMENT REQUIRED TO BE FILED OR FURNISHED UNDER THE ACT OR THE REGULATIONS THAT, AT THE TIME AND IN THE LIGHT OF THE CIRCUMSTANCES UNDER WHICH IT IS MADE, IS A MISREPRESENTATION.

Please return your proxy as soon as possible.  Unless a quorum, consisting of at least one twentieth of the outstanding shares entitled to vote, is represented at the meeting no business can be transacted.  Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed envelope.  Please act promptly to ensure that you will be represented at this important meeting.

DATED at Lehigh Acres, Florida, this 22nd day of June, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DAVID A. DODGE
DAVID A. DODGE
INTERIM CHIEF FINANCIAL OFFICER

Appendix A
Proxy

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF SMARTIRE SYSTEMS INC.	Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

TO BE HELD AT the offices of Clark, Wilson LLP, 7th Floor Boardroom, 885 West Georgia Street, Vancouver, British Columbia, Canada, V6C 3H1, ON AUGUST 4 2009, AT 9:00 AM.	1.

To consider and, if deemed advisable, pass a special resolution to ratify the sale of our Tire Pressure Monitoring business, along with substantially all of our assets, pursuant to an Asset Purchase Agreement entered into between us and Bendix CVS Canada Inc. on December 4, 2008
			_____ For	_____ Against	_____ Abstain

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, David Dodge, the Interim Chief Financial Officer of the Company, or in the place of the foregoing,  ____________________________( print the name ), as proxyholder for and on behalf of the  Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.
2.
To consider and, if deemed advisable, pass a special resolution to change the name of Smartire Systems Inc. from Smartire Systems Inc. to TTC Technology Corp. or such other name as the directors of the Company may determine
			_____ For	_____ Against	_____ Abstain

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.
	3.	To set the number of directors of the Company at three (3)	_____ For	_____ Against	_____ Abstain
The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.
	4.	Election of Directors

REGISTERED HOLDER SIGN HERE: ____________		To elect DAVID WARKENTIN as a Director	_____	_____	_____

DATE SIGNED: _____________________		To elect GEORGE O’LEARY as a Director	_____	_____	_____
			For	Against	Abstain
	5.	Appointment of BDO Dunwoody as auditor of the Company and authorization for the Directors to fix the remuneration to be paid to the auditor of the Company.	_____ For	_____ Against	_____ Abstain
THIS PROXY MUST BE SIGNED AND DATED. SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.
This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder , or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative , the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.
If this Instrument of Proxy is not dated  in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Broadridge Financial Solutions, Inc.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions , may do the following:

(a) appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b) appoint another proxyholder,  who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.
The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.
If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person .  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of
" BROADRIDGE FINANCIAL SOLUTIONS, INC." no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.
The mailing address of Broadridge Financial Solutions, Inc. is

Proxy Services, PO Box 9111, Farmingdale, NY 11735-9543.

Telephone voting can be completed at 1-800-690-6903

 Internet voting - http://www.proxyvote.com

APPENDIX B

BCBCA DISSENT PROVISIONS

Division 2 - Dissent Proceedings

Definitions and application

237         (1)           In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

    (2)       This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238	(1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2) A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3) Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239	(1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)	A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4) If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240
(1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2) If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3) If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4) Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241
If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)	a copy of the entered order, and

(b)	a statement advising of the right to send a notice of dissent. Notice of dissent

242	(1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)
if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)       the date on which the shareholder learns that the resolution was passed, and

(ii)       the date on which the shareholder learns that the shareholder is entitled to dissent.

(2) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3) A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4) A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5) The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243     (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)       the date on which the company forms the intention to proceed, and

(ii)      the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2) A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)	advise the dissenter of the manner in which dissent is to be completed under section 244. Completion of dissent

244	(1)
A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2) The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3) After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4) Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5) Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6) A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245	(1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2) A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3) Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)
pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4) If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5) A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)	the company is insolvent, or

(b)	the payment would render the company insolvent. Loss of right to dissent

246           The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247           If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX C

SMARTIRE SYSTEMS INC.
(the “Company”)

AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of a majority of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The Audit Committee shall provide assistance to the Company's directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate internal controls and accounting, internal and financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries as required.

•
Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•
Review with the independent auditors, and the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•
Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•
Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Review accounting and financial human resources and succession planning within the Company.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

•
Review accounting practices and policies and any changes or proposed changes to such practices and policies to determine appropriateness, conformity to GAAP and compliance with the laws and regulations.

•	Review drafts of all financial statements and management discussion and analysis section of all regulatory filings before submission to the Board.

•	Review compliance with applicable laws, regulations and guidelines related to financial reporting.

•	Pre-approve all services provided by the Company's independent auditor.